FILED PURSUANT TO RULE 424(B)(5)
                               FILE NO. 33-78368

PROSPECTUS SUPPLEMENT TO
PROSPECTUS DATED APRIL 25, 1997

                                  $174,023,033
                                 (Approximate)
                      Financial Asset Securitization, Inc.
                                     Seller
                        North American Mortgage Company
                                Master Servicer
             Mortgage Participation Securities, Series 1997-NAMC 1

                                Initial Security             Pass-Through
       Class                  Principal Balance(1)               Rate

Class FXA-1 Securities           $  15,058,594                   6.90%
Class FXA-2 Securities           $  20,500,000                   7.75%
Class FXA-3 Securities           $  11,623,696                   7.35%
Class FXA-4 Securities           $  13,200,375                   7.50%
Class FXA-5 Securities           $   5,125,000                   7.75%
Class FXA-6 Securities           $   4,001,000                   7.75%
Class FXA-7 Securities           $   1,000,000                   7.75%
Class FXA-8 Securities           $  27,665,835             Variable Rate(3)
Class FXA-9 Securities                 (2)                 Variable Rate(4)
Class FXP Securities             $      81,389                    (5)
Class FXS Securities                   (2)                       7.75%
Class A-1 Securities             $  43,444,391                   7.75%
Class A-2 Securities             $   6,962,000                   7.75%
Class A-3 Securities             $   1,951,000                   7.75%
Class A-4 Securities             $  13,700,000                   7.75%
Class P Securities               $   1,087,731                    (5)
Class S Securities                     (2)                       7.75%
Class B-1 Securities             $   5,190,778                   7.75%
Class B-2 Securities             $   2,111,503                   7.75%
Class B-3 Securities             $   1,319,689                   7.75%
Class R Securities               $          25                   7.75%
Class RP Securities              $          25                   7.75%

Footnotes appear on next page.

         The Series 1997-NAMC 1 Mortgage Participation Securities (the "Securities") will consist of the following Classes: (i) Class FXA-1, Class FXA-2, Class FXA-3, Class FXA-4, Class FXA-5, Class FXA-6, Class FXA-7, Class FXA-8 and Class FXA-9 (the "Class FXA Securities"), (ii) Class A-1, Class A-2, Class A-3 and Class A-4 (the "Class A Securities"), (iii) Class FXP and Class P (the "Principal Only Securities"), (iv) Class FXS and Class S (the "Strip Securities"), (v) Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 (the "Subordinate Securities") and (vi) Class R and Class RP (the "Residual Securities"). The Class FXA, Class FXS and Class FXP Securities are sometimes referred to as the "Class FX Securities" and the Class A, Class S, Class P and Residual Securities are sometimes referred to as the "Class II Securities." The Class FXA Securities, Class A Securities, Strip Securities, Principal Only Securities and Residual Securities are sometimes referred to as the "Senior Securities." The Class FXA-2 and Class A-4 Securities are sometimes referred to as the "Lockout Securities." The Class FXA-8 and Class FXA-9 Securities are sometimes referred to as the "LIBOR Securities" or the "Floater Securities" and the Class FXA-9 Securities are sometimes referred to as the "Inverse Floater Securities." Only the Senior Securities and the Class B-1, Class B-2 and Class B-3 Securities (collectively, the "Offered Securities") are offered hereby. The Class B-4, Class B-5 and Class B-6 Securities are not offered hereby.

                                                    (Continued on next page)

                            ------------------------


  THE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER,
         DLJMCI, THE LOAN SELLER, THE MASTER SERVICER, THE TRUSTEE, THE
           UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER
             THE SECURITIES NOR THE UNDERLYING MORTGAGE LOANS WILL
              BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
                OR INSTRUMENTALITY OR BY THE SELLER, DLJMCI, THE
                 LOAN SELLER, THE MASTER SERVICER, THE TRUSTEE,
                   THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
                                  AFFILIATES.

                               -----------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                      REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               ------------------

         Prospective investors should consider, among other things, the factors set forth under "Risk Factors," commencing at Page 9 of the Prospectus and at Page S-24 of this Prospectus Supplement.

                               -----------------

         The Offered Securities are being offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Seller are expected to be approximately $176,719,078 plus accrued interest on the Offered Securities from April 1, 1997 (or April 25, 1997 with respect to the Floater Securities), before deducting issuance expenses payable by the Seller, which are estimated to be approximately $250,000.

         The Offered Securities are offered when, as and if delivered to and accepted by the Underwriter, and subject to various conditions, including the Underwriter's right to reject orders in whole or in part. It is expected that the Senior Securities (other than the Strip, Principal Only and Residual Securities) will be delivered in book-entry form through the Same Day Funds Settlement System of The Depository Trust Company as further discussed herein, and that the Principal Only, Strip, Residual, Class B-1, Class B-2 and Class B-3 Securities will be delivered in registered and certificated form at the office of Donaldson, Lufkin & Jenrette Securities Corporation, New York, New York, on or about April 30, 1997 against payment therefor in immediately available funds.

                          DONALDSON, LUFKIN & JENRETTE
                             Securities Corporation

           The date of this Prospectus Supplement is April 25, 1997.

(Cover continued from previous page)

         (1) Approximate. The initial Security Principal Balances are subject to adjustment as described herein.

         (2)      Based on the related Notional Amount, as described herein.

         (3) The initial Pass-Through Rate for the Class FXA-8 Securities will be 5.95% per annum. Thereafter, the Pass-Through Rate on the Class FXA-8 Securities will be a per annum rate equal to LIBOR (as defined herein) plus 0.45%, subject to a minimum Pass-Through Rate of 0.45% per annum and a maximum Pass-Through Rate of 8.50% per annum.

         (4) The initial Pass-Through Rate for the Class FXA-9 Securities will be 2.55% per annum. Thereafter, the Pass-Through Rate on the Class FXA-9 Securities will be a per annum rate equal to 8.05% minus LIBOR, subject to a minimum Pass-Through Rate of 0.00% per annum and a maximum Pass-Through Rate of 8.05% per annum.

         (5)      Will not be entitled to distributions of interest.

         The Securities will, in the aggregate, evidence the entire beneficial ownership interest in a trust (the "Trust") consisting primarily of a pool (the "Mortgage Pool") of certain conventional, fixed-rate, fully-amortizing, one- to four-family, first lien mortgage loans (the "Mortgage Loans") to be deposited by Financial Asset Securitization, Inc. ("FASI" or the "Seller") into the Trust for the benefit of the Securityholders. The Mortgage Loans will have an aggregate principal balance as of April 1, 1997 (the "Cut-off Date") of approximately $175,958,578 and will have original terms to maturity from the due dates of their first scheduled monthly payment of interest and principal of not more than 30 years. The Mortgage Pool consists of two groups (each, a "Mortgage Loan Group"): "Group I" or the "Group I Mortgage Loans" generally consists of Mortgage Loans underwritten pursuant to the Flex Extra Program (as further described herein) of North American Mortgage Company (the "Loan Seller" or "NAMC"), with an aggregate principal balance as of the Cut-off Date of approximately $104,527,543, and "Group II" or the "Group II Mortgage Loans" generally consists of Mortgage Loans underwritten pursuant to the Loan Seller's Gold Flex Program (as further described herein), with an aggregate principal balance as of the Cut-off Date of approximately $71,431,034. All of the Mortgage Loans were originated by the Loan Seller and will have been sold by the Loan Seller to DLJ Mortgage Capital, Inc. ("DLJMCI"), an affiliate of the Underwriter, on or prior to the date of initial issuance of the Securities (the "Closing Date"), and will be acquired by the Seller from DLJMCI on the Closing Date. The Mortgage Loans will be serviced by North American Mortgage Company (in such capacity, the "Master Servicer"). Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

         The primary credit support for the Senior Securities is the subordination of the Subordinate Securities. In addition, the Senior Securities, other than the Lockout Securities, will be allocated all or a disproportionately large share of the principal prepayments received on the related Mortgage Loan Group for a period of time, as described herein. The primary credit support for the Class B-1, Class B-2 and Class B-3 Securities is the subordination of the Classes of Subordinate Securities with higher numerical designations. The rights of the holders of the Class B-1 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Securities, the rights of the holders of the Class B-2 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior and Class B-1 Securities, and the rights of the holders of the Class B-3 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior, Class B-1 and Class B-2 Securities, in each case as and to the extent described herein. Realized Losses on the Mortgage Loans will be allocated first to the Non-Offered Subordinate Securities in reverse numerical order, second to the Offered Subordinated Securities in reverse numerical order, and then to the Senior Securities, in each case as described herein. The weighted average lives of and yield on the Class B-1, Class B-2 and Class B-3 Securities will be sensitive to Realized Losses on the Mortgage Loans. Similarly, following the reduction of the aggregate Security Principal Balance (as defined herein) of the Subordinate Securities to zero, the yield to maturity on the Senior Securities will be extremely sensitive to all Realized Losses on the Mortgage Loans in the related Mortgage Loan Group and certain Realized Losses on the

Mortgage Loans in the other Mortgage Loan Group. See "Description of the Securities -- Subordination and Allocation of Losses" herein.

         Distributions on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, then on the next succeeding business day, commencing in May 1997 (each, a "Distribution Date"). As more fully described herein, interest distributions on the Offered Securities will be based on the Security Principal Balances thereof (or on the applicable Notional Amount (as defined herein), in the case of the Strip Securities and the Class FXA-9 Securities) and the related Pass-Through Rates. In general, interest distributions to the Class FX Securities will be made from the Group I Mortgage Loans, interest distributions to the Class II Securities will be made from the Group II Mortgage Loans and interest distributions to the Subordinate Securities will be made from the Mortgage Pool. The Pass-Through Rates on the Offered Securities (other than the Floater Securities) will be equal to the rates specified above. The initial Pass-Through Rate for the Class FXA-8 Securities will be 5.95% per annum. Thereafter, the Pass-Through Rate on the Class FXA-8 Securities will be a per annum rate equal to LIBOR (as defined herein) plus 0.45%, subject to a minimum Pass-Through Rate of 0.45% per annum and a maximum Pass-Through Rate of 8.50%. The initial Pass-Through Rate for the Class FXA-9 Securities will be 2.55% per annum. Thereafter, the Pass-Through Rate on the Class FXA-9 Securities will be a per annum rate equal to 8.05% minus LIBOR, subject to a minimum Pass-Through Rate of 0.00% and a maximum Pass-Through Rate of 8.05% per annum. The Principal Only Securities will not be entitled to receive distributions of interest. Distributions of principal will be allocated among the Securities (other than the Strip Securities and Class FXA-9 Securities) as described herein. In general, distributions of principal on the Class FX Securities will be made from the Group I Mortgage Loans, distributions of principal on the Class II Securities will be made from the Group II Mortgage Loans and distributions of principal on the Subordinate Securities will be made from the Mortgage Pool. No principal prepayments on the Mortgage Loans will be distributed to the holders of the Lockout Securities prior to the Distribution Date occurring in May 2002, unless in either case the Class FXA Securities (other than the Class FXA-2 Securities), with respect to prepayments from Group I Mortgage Loans, or the Class A Securities (other than the Class A-4 Securities), with respect to prepayments from the Group II Mortgage Loans, have been retired. No principal prepayments on the Mortgage Loans will be distributed to the holders of the Subordinate Securities prior to the Distribution Date occurring in May 2002 and no principal prepayments on the Mortgage Loans will be distributed to the holders of the Subordinate Securities thereafter if certain criteria relating to the extent of available subordination and the delinquency and loss performance of the Mortgage Loans described herein are not satisfied, unless in either case the Class FXA Securities, with respect to prepayments from Group I Mortgage Loans, or the Class A Securities, with respect to prepayments from the Group II Mortgage Loans, have been retired.

         The yield to maturity on the Class FXA-8 Securities will be sensitive to fluctuations in the level of LIBOR, and the yield to maturity on the Inverse Floater Securities will be extremely sensitive to fluctuations in the level of LIBOR, as defined herein, and to the rate of principal prepayments on the Group I Mortgage Loans. Prospective investors should fully consider the risks associated with an investment in the Inverse Floater Securities, including the possibility that if the rate of principal prepayments on the Group I Mortgage Loans is rapid or if the level of LIBOR is high, investors in the Inverse Floater Securities may not fully recoup their initial investments. In addition, in the event of very high principal prepayments of Group II Mortgage Loans and the reduction of the Security Principal Balance of the Class A Securities to zero, subject to certain limitations set forth herein, all principal (after giving effect to the distribution to the Class P Securities) of the Group II Mortgage Loans will be distributed to the Class FXA Securities, and therefore, may adversely affect the yield of the Inverse Floater Securities. See "Certain Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities" herein.

         The yields to maturity on the Strip Securities and Principal Only Securities will be extremely sensitive to the level of prepayments on the Mortgage Loans in the related Loan Group. The interest payable to the Class FXS Securities is based on the weighted average of the Stripped Interest Rates (as defined herein) of the Group I Premium Rate Mortgage Loans (as defined herein). The interest payable to the Class S Securities is based on the weighted average of the Stripped Interest Rates of the Group II Premium Rate Mortgage Loans (as defined herein). Therefore, the yield to maturity on the Strip Securities will generally decrease as a result of faster than expected prepayments on such Group I or Group II Premium Rate Mortgage Loans. Prospective investors should fully consider the risks associated with an investment in the Strip Securities, including the possibility that if the rate of prepayments on the Group I or Group II Premium Rate Mortgage Loans is rapid, such investors may not fully recoup their initial investments. Moreover, because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Mortgage Loans with Net Rates that are lower than 7.75% per annum, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of Group I Mortgage Loans with Net Rates less than 7.75% per annum. Because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Mortgage Loans with Net Rates that are lower than 7.75% per annum, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of Group II Mortgage Loans with Net Rates less than 7.75% per annum. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are in part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected prepayments with respect to the Strip Securities may occur at the same time as slower than expected prepayments with respect to the Principal Only Securities. See "Certain Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities" herein.

         It is a condition to the issuance of the Offered Securities that each Class of Class FXA Securities (other than the Class FXA-9 Securities), Residual Securities and Class A Securities be rated "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, Inc. ("Fitch") and by Duff & Phelps Credit Rating Co. ("DCR," and together with S&P and Fitch, the "Rating Agencies"), that the Strip Securities, Principal Only Securities and Class FXA-9 Securities be rated "AAA" by DCR and Fitch and "AAAr" by S&P, that the Class B-1 Securities be rated not lower than "AA" by DCR, that the Class B-2 Securities be rated not lower than "A" by DCR, and that the Class B-3 Securities be rated not lower than "BBB" by DCR.

         Elections will be made to treat the assets comprising the Trust as two separate "real estate mortgage investment conduits" (each a "REMIC" and, respectively, the "Issuing REMIC" and the "Pooling REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Securities (other than the Residual Securities) will be designated as "regular interests" in the Issuing REMIC. See "Certain Federal Income Tax Consequences" in the Prospectus. The Class R and Class RP Securities will be designated as the "residual interest" in the Issuing REMIC and the Pooling REMIC, respectively. The Holders of the Residual Securities will be required to report on their federal income tax returns any net income or loss of the related REMIC and may experience a highly negative after-tax return. See "Special Tax Considerations" herein.

         The Class B-2 and Class B-3 Securities will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because those Classes are not rated in one of the two highest rating categories by a nationally-recognized rating agency.

         The Subordinate and Residual Securities may not be transferred to Plans (as defined herein), persons acting on behalf of Plans, or persons using assets of Plans (each of the foregoing, a "Plan Investor"), except as described herein. Each purchaser of a Subordinate or Residual Security will be deemed to represent, by virtue of its acquisition thereof, that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or, in the case of an insurance company, a representation letter as described herein. The Subordinate and Residual Securities may not be suitable investments for Plan Investors and are not offered to Plan Investors. See "ERISA Considerations" herein and in the Prospectus. The Residual Securities are subject to additional transfer restrictions. See "Restrictions on Purchase and Transfer of the Residual Securities" herein.

         There is currently no secondary market for the Offered Securities. Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") intends to make a secondary market in the Offered Securities but has no obligation to do so. There can be no assurance that a secondary market for the Offered Securities will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity. The Offered Securities will not be listed on any securities exchange. See "Risk Factors" in the Prospectus.

         The information set forth herein under "Summary of Prospectus Supplement -- The Mortgage Pool," "Description of the Mortgage Pool," "The Loan Seller" and "Pooling and Servicing Agreement -- The Master Servicer" has been provided by the Loan Seller. No representation is made by FASI, DLJMCI, the Underwriter, the Trustee or any of their respective affiliates as to the accuracy or completeness of the information provided by the Loan Seller.

                                  -----------

         No person is authorized in connection with this offering to give any information or to make any representation about FASI, DLJMCI, the Loan Seller, the Master Servicer, the Trustee, the Offered Securities, or any other matter referred to herein, other than those contained in this Prospectus Supplement or the Prospectus. If any other information or representation is given or made, such information or representation may not be relied upon as having been authorized by FASI, DLJMCI, the Loan Seller, the Master Servicer, or the Trustee. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy securities other than the Offered Securities, or an offer to sell or a solicitation of an offer to buy securities in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale hereunder or thereunder shall, under any circumstances, create any implication that the information contained herein or therein is correct as of any time subsequent to their respective dates.

                                  -----------

         The Offered Securities offered by this Prospectus Supplement will be part of a separate series of Securities being offered by FASI pursuant to its Prospectus dated April 25, 1997, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering that is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

                                  -----------


                           REPORTS TO SECURITYHOLDERS

         With respect to the Senior Securities (other than the Strip, Principal Only and Residual Securities), unless and until definitive certificates are issued, monthly reports containing information concerning the Trust and prepared by the Trustee, will be sent to Cede & Co. ("Cede"), as nominee of DTC and registered holder of such Senior Securities, pursuant to the Pooling and Servicing Agreement (as defined herein). Such reports may be available to beneficial owners of Senior Securities (other than the Strip, Principal Only and Residual Securities) in accordance with the regulations and procedures of DTC.

                                  -----------

         The Seller will file with the Commission certain materials relating to the Mortgage Pool and the Offered Securities on Form 8-K. Such materials were prepared by the Underwriter for certain prospective investors, and the information included in such materials is subject to and is superseded by, the information set forth in this Prospectus Supplement.

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT


SUMMARY OF PROSPECTUS SUPPLEMENT............................................S-7

RISK FACTORS...............................................................S-24
     General...............................................................S-24
     Subordination.........................................................S-25
     Geographic Concentration of the Mortgaged
          Premises.........................................................S-26
     Recent Developments...................................................S-26
     Limited Recourse......................................................S-26
     The Status of the Mortgage Loans in the Event
          of Insolvency....................................................S-27

DESCRIPTION OF THE MORTGAGE POOL...........................................S-27
     General...............................................................S-27
     Underwriting Standards................................................S-42

ADDITIONAL INFORMATION.....................................................S-46

THE LOAN SELLER............................................................S-46

DESCRIPTION OF THE SECURITIES..............................................S-47
     General...............................................................S-47
     Book-Entry Registration...............................................S-48
     Available Distribution................................................S-49
     Priority of Distributions.............................................S-49
     Distributions of Interest.............................................S-53
     LIBOR.................................................................S-54
     Distributions of Principal............................................S-56
     Subordination and Allocation of Losses................................S-62
     Optional Purchase of Delinquent Mortgage
          Loans............................................................S-64
     Advances..............................................................S-64
     Example of Distributions..............................................S-65

CERTAIN YIELD AND PREPAYMENT
     CONSIDERATIONS........................................................S-67
     General...............................................................S-67
     Weighted Average Life.................................................S-69

YIELD CONSIDERATIONS WITH RESPECT
     TO THE STRIP SECURITIES, INVERSE
     FLOATER SECURITIES AND PRINCIPAL
     ONLY SECURITIES.......................................................S-71

POOLING AND SERVICING AGREEMENT............................................S-76
     General...............................................................S-76
     Assignment of Mortgage Loans..........................................S-76
     The Master Servicer...................................................S-77
     Servicing and Other Compensation and
          Payment of Expenses..............................................S-79
     Voting Rights.........................................................S-79
     Events of Default.....................................................S-80
     Rights Upon Event of Default..........................................S-80
     Limitation on Resignation of the Master
          Servicer.........................................................S-81
     Termination...........................................................S-81
     The Trustee...........................................................S-81

SPECIAL TAX CONSIDERATIONS.................................................S-82

RESTRICTIONS ON PURCHASE AND
     TRANSFER OF THE RESIDUAL
     SECURITIES............................................................S-84

UNDERWRITING...............................................................S-84

USE OF PROCEEDS............................................................S-85

LEGAL OPINIONS.............................................................S-85

RATINGS....................................................................S-85

LEGAL INVESTMENT...........................................................S-86

ERISA CONSIDERATIONS.......................................................S-87

INDEX OF TERMS.............................................................S-89

APPENDIX A..................................................................A-1

APPENDIX B..................................................................B-1

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein and not otherwise defined herein or in the Prospectus shall have the meanings assigned in the "Glossary" contained in the Prospectus. References to the "Trust Agreement" in the Prospectus shall be deemed to refer to the "Pooling and Servicing Agreement" in this Prospectus Supplement. The Index of Terms appearing at the end of the Prospectus Supplement indicates the page number on which each definition in the Prospective Supplement appears.

Title of Securities............................  Mortgage Participation Securities, Series 1997-NAMC 1.

Seller.........................................  Financial Asset Securitization, Inc. ("FASI" or the "Seller").  See
                                                 "The Seller" in the Prospectus.

Master Servicer................................  North American Mortgage Company ("NAMC" or the "Master
                                                 Servicer").  Notwithstanding anything to the contrary in the
                                                 Prospectus, the Master Servicer will provide all customary servicing functions with respect to the Mortgage Loans pursuant to the Pooling and Servicing Agreement.  The Master Servicer will be entitled to: (i) a monthly fee with respect to each Mortgage
                                                 Loan payable on each Distribution Date in an amount equal to one-
                                                 twelfth of 0.25% per annum (the "Servicing Fee Rate") multiplied by the Scheduled Principal Balance of such Mortgage Loan on the first day of the Due Period relating to such Distribution Date, (ii)
                                                 any interest or investment income earned on funds deposited in the
                                                 Custodial Account for the period ending on such Distribution Date, and (iii) additional servicing compensation described herein.  See
                                                 "Pooling and Servicing Agreement-- The Master Servicer" herein.

Trustee........................................  The First National Bank of Chicago (the "Trustee").  See "Pooling
                                                 and Servicing Agreement-- The Trustee" herein.  The Trustee will also perform securities administration functions to the Trust under the Pooling and Servicing Agreement, including, among other things, monitoring the amounts on deposit in the Security
                                                 Account and other accounts established in accordance with the
                                                 Pooling and Servicing Agreement and maintained with the Trustee, calculating amounts distributable to Securityholders on each
                                                 Distribution Date, the preparation of and distribution to
                                                 Securityholders of monthly statements and other reports as provided in the Pooling and Servicing Agreement, and filing periodic reports with the Securities and Exchange Commission.

Loan Seller....................................  North American Mortgage Company  (the "Loan Seller").  See
                                                 "The Loan Seller" herein.

DLJMCI.........................................  DLJ Mortgage Capital, Inc. ("DLJMCI").

Cut-off Date...................................  April 1, 1997.

Closing Date...................................  On or about April 30, 1997.

Distribution Date..............................  The 25th day of each month, or if such day is not a business day, then the next succeeding business day, beginning in May 1997
                                                 (each, a "Distribution Date").

Record Date....................................  With respect to each Distribution Date, the "Record Date" is the last business day of the month preceding the month in which such
                                                 Distribution Date occurs.

Due Period.....................................  With respect to each Distribution Date, the "Due Period" is the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period..............................  With respect to each Distribution Date and (i) each prepayment in full, the related "Prepayment Period" commences on the 15th day of the month preceding the month in which such Distribution Date occurs and ends on the 14th day of the month in which such
                                                 Distribution Date occurs, and (ii) each partial prepayment, the
                                                 "Prepayment Period" is the month preceding the month in which such Distribution Date occurs.

Designations:

    Class FXA Securities.......................  Class FXA-1, Class FXA-2, Class FXA-3, Class FXA-4, Class
                                                 FXA-5, Class FXA-6, Class FXA-7, Class FXA-8 and Class FXA-
                                                 9 Securities.

    Class A Securities.........................  Class A-1, Class A-2, Class A-3 and Class A-4 Securities.

    Principal Only Securities..................  Class FXP and Class P Securities.

    Strip Securities...........................  Class FXS and Class S Securities.

    Class FX Securities........................  Class FXA, Class FXP and Class FXS Securities.

    Class II Securities........................  Class A, Class P, Class S and Residual Securities.

    Subordinate Securities.....................  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class
                                                 B-6 Securities.

    Residual Securities........................  Class R and Class RP Securities.

    Senior Securities..........................  Class FXA, Class A, Principal Only, Strip and Residual Securities.

    Floater or LIBOR Securities................  Class FXA-8 and Class FXA-9 Securities.

    Inverse Floater Securities.................  Class FXA-9 Securities.

    Lockout Securities.........................  Class FXA-2 and Class A-4 Securities.

    Offered Securities.........................  Senior, Class B-1, Class B-2 and Class B-3 Securities.

    Offered Subordinate Securities.............  Class B-1, Class B-2 and Class B-3 Securities.

    Non-Offered Subordinate
    Securities.................................  Class B-4, Class B-5 and Class B-6 Securities.
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
Denominations..................................  The Class FXA-5, Class FXA-6, Class FXA-7, Class A-2, Class
                                                 A-3 and Principal Only Securities will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.  The Class FXA-1, FXA-2, FXA-3, FXA-4, Class FXA-
                                                 8, Class A-1, Class A-4 and Offered Subordinate Securities will be issued in minimum denominations of $250,000 and integral
                                                 multiples of $1,000 in excess thereof.  The Residual Securities will be issued in minimum denominations of $10 and integral multiples of $1.00 in excess thereof.  The Strip Securities and Class FXA-9
                                                 Securities will be issued in minimum initial Notional Amounts (as defined herein) of $1.00 and integral multiples of $1.00 in excess thereof.  In addition, one Security of each Class may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Security Principal Balance of such Class.

Registration...................................  Each Class of Class FXA Securities and Class A Securities will be
                                                 Book-Entry Securities represented by a Security registered in the name of Cede & Co., as nominee of DTC.  No person acquiring a beneficial interest in a Book-Entry Security (each, a "Beneficial
                                                 Owner") will be entitled to receive a Security in certificated form, except under the limited circumstances described herein.  For each
                                                 Security held by DTC, DTC will effect payments to and transfers of the related Book-Entry Securities among the respective
                                                 Beneficial Owners by means of its electronic recordkeeping services, acting through organizations that participate in DTC.
                                                 This arrangement may result in certain delays in receipt of distributions by Beneficial Owners and may restrict a Beneficial
                                                 Owner's ability to pledge the Securities beneficially owned by it.
                                                 All references in this Prospectus Supplement to the Book-Entry
                                                 Securities reflect the rights of Beneficial Owners of such Securities only as such rights may be exercised through DTC and its
                                                 participating organizations so long as such Securities are held by
                                                 DTC.  The Strip, Principal Only, Residual and Offered
                                                 Subordinate Securities will be offered in registered and certificated form.  See "Description of the Securities-- Book-Entry
                                                 Registration" herein and "Description of the Securities-- Book-
                                                 Entry Procedures" in the Prospectus.

The Mortgage Pool..............................  Based solely upon information provided by the Loan Seller, the
                                                 Mortgage Loans will have the characteristics described herein.
                                                 The Trust will consist primarily of a pool (the "Mortgage Pool")
                                                 of conventional, fixed-rate, fully-amortizing mortgage loans (the
                                                 "Mortgage Loans") with an aggregate principal balance as of the
                                                 Cut-off Date of approximately $175,958,578.  The Mortgage
                                                 Loans are secured by first liens on fee simple and leasehold interests in one- to four-family residential real properties (each, a
                                                 "Mortgaged Premises") and have original terms to maturity from the due dates of their first scheduled monthly payment of interest and principal (each such payment, a "Monthly Payment") of not more than 30 years.  All of the Mortgage Loans have Monthly
                                                 Payments due on the first day of each month.
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                                                 The Group I Mortgage Loans will consist of a pool of
                                                 approximately 700 Mortgage Loans with an aggregate principal balance as of the Cut-off Date of approximately $104,527,543
                                                 (representing approximately 59.40% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date), with Note
                                                 Rates ranging from approximately 7.625% to 10.000% per annum.
                                                 The Group II Mortgage Loans will consist of a pool of
                                                 approximately 238 Mortgage Loans with an aggregate principal balance as of the Cut-off Date of approximately $71,431,034
                                                 (representing approximately 40.60% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date), with Note
                                                 Rates ranging from approximately 7.375% to 9.000% per annum.

                                                 See "Description of the Mortgage Pool" herein for a further description of certain characteristics of the Mortgage Loans.

                                                 As of the Cut-off Date, none of the Mortgage Loans were thirty days or more delinquent in their Monthly Payments and none of the Mortgage Loans will have been thirty days or more delinquent in their Monthly Payments more than once during the twelve months preceding the Closing Date.  As of the Cut-off Date, no
                                                 Mortgage Loan had been sixty or more days delinquent at any time since origination.

The Offered Securities.........................  The Offered Securities will be issued pursuant to a Pooling and
                                                 Servicing Agreement, to be dated as of April 1, 1997, among the
                                                 Seller, the Master Servicer, the Loan Seller and the Trustee (the
                                                 "Pooling and Servicing Agreement").  The Senior Securities in the
                                                 aggregate, the Offered Subordinate Securities in the aggregate, and the Non-Offered Subordinate Securities in the aggregate will evidence initial undivided beneficial ownership interests of approximately 94.00%, 4.90% and 1.10%, respectively, in the
                                                 Trust.  The Offered Securities will have the following per annum
                                                 Pass-Through Rates and approximate outstanding principal balances
                                                 (each, a "Security Principal Balance") as of the Cut-off Date:

                                                                                                       Initial
                                                                                                      Security
                                                                            Pass-Through              Principal
                                                       Class                     Rate                Balance(1)
                                                       -----                ------------             ----------
                                                 FXA-1 Securities                6.90%             $  15,058,594
                                                 FXA-2 Securities                7.75%             $  20,500,000
                                                 FXA-3 Securities                7.35%             $  11,623,696
                                                 FXA-4 Securities                7.50%             $  13,200,375
                                                 FXA-5 Securities                7.75%             $   5,125,000
                                                 FXA-6 Securities                7.75%             $   4,001,000
                                                 FXA-7 Securities                7.75%             $   1,000,000
                                                 FXA-8 Securities                  (2)             $  27,665,835
                                                 FXA-9 Securities                  (3)             $          (5)
                                                 FXP Securities                    (4)             $      81,389
                                                 FXS Securities                  7.75%                        (5)
                                                 A-1 Securities                  7.75%             $  43,444,391
                                                 A-2 Securities                  7.75%             $   6,962,000
                                                 A-3 Securities                  7.75%             $   1,951,000
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

                                                 A-4 Securities                  7.75%             $  13,700,000
                                                 P Securities                      (4)             $   1,087,731
                                                 S Securities                    7.75%                        (5)
                                                 B-1 Securities                  7.75%             $   5,190,778
                                                 B-2 Securities                  7.75%             $   2,111,503
                                                 B-3 Securities                  7.75%             $   1,319,689
                                                 R Securities                    7.75%             $          25
                                                 RP Securities                   7.75%             $          25

                                                 --------------------

                                                 (1)  The initial Security
                                                      Principal Balance of any
                                                      Class of Offered
                                                      Securities are approximate
                                                      and may be increased or
                                                      decreased by up to 5%
                                                      (which increase or
                                                      decrease may be allocated
                                                      disproportionately among
                                                      the Classes of
                                                      Securities), depending
                                                      upon (i) the Mortgage
                                                      Loans actually acquired
                                                      for each Mortgage Loan
                                                      Group and (ii) the
                                                      subordination requirements
                                                      of the Rating Agencies.
                                                      Accordingly, any
                                                      investor's commitments
                                                      with respect to the
                                                      Offered Securities may be
                                                      correspondingly increased
                                                      or decreased.

                                                 (2)  The initial Pass-Through
                                                      Rate for the Class FXA-8
                                                      Securities will be 5.95%
                                                      per annum. The
                                                      Pass-Through Rate for the
                                                      Class FXA-8 Securities
                                                      will be equal to a per
                                                      annum rate equal to LIBOR
                                                      plus 0.45%, determined for
                                                      each Interest Accrual
                                                      Period (as defined herein)
                                                      as set forth herein,
                                                      subject to a minimum
                                                      Pass-Through Rate of 0.45%
                                                      per annum and a maximum
                                                      Pass-Through Rate of 8.50%
                                                      per annum.

                                                 (3)  The initial Pass-Through
                                                      Rate for the Class FXA-9
                                                      Securities will be 2.55%
                                                      per annum. The
                                                      Pass-Through Rate for the
                                                      Class FXA-9 Securities
                                                      will be equal to a per
                                                      annum rate equal to (i)
                                                      8.05% minus (ii) LIBOR,
                                                      determined for each
                                                      Interest Accrual Period as
                                                      set forth herein, subject
                                                      to a minimum Pass-Through
                                                      Rate of 0.00% per annum
                                                      and a maximum Pass-Through
                                                      Rate of 8.05% per annum.

                                                 (4)  The Class FXP and Class P
                                                      Securities are principal
                                                      only securities on which
                                                      no interest will be paid.

                                                 (5)  The Class FXA-9, Class FXS
                                                      and Class S Securities are
                                                      interest only securities
                                                      on which interest is paid
                                                      on the applicable Notional
                                                      Amounts, as determined for
                                                      each Interest Accrual
                                                      Period as set forth
                                                      herein.

Interest Distributions.........................  With respect to each Class of Securities (except the Principal Only
                                                 Securities, which are not entitled to interest), interest will be passed through monthly on each Distribution Date, commencing in
                                                 May 1997.  With respect to each Distribution Date, an amount of interest will accrue on each Class of Securities generally equal to
                                                 1/12th of the applicable Pass-Through Rate for such Class
                                                 multiplied by the related Security Principal Balance or Notional
                                                 Amount, as applicable.  All distributions of interest for each Class of Securities will generally be made only to the extent of the
                                                 Available Distribution for the related Mortgage Loan Group as
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
                                                 described herein under "Description of the Securities -- Priority of
                                                 Distributions."

                                                 As of any Distribution Date, the "Class FXS Notional Amount"
                                                 will equal the product of (x) the aggregate Scheduled Principal
                                                 Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date,
                                                 whether or not received, or with respect to the initial Distribution
                                                 Date, as of the Cut-off Date, of Group I Mortgage Loans having
                                                 Net Rates in excess of 7.75% per annum (the "Group I Premium
                                                 Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group I Premium Rate Mortgage Loans and the denominator of which is 7.75%.  The Class FXS Notional Amount as of the Cut-off Date will be approximately $9,750,681.  The
                                                 "Stripped Interest Rate" for each Group I Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.  As of any Distribution Date, the "Class S Notional Amount" will equal the product of (x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of Group II Mortgage Loans having Net Rates in excess of 7.75%  per annum (the "Group II Premium Rate
                                                 Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein)
                                                 for the Group II Premium Rate Mortgage Loans and the
                                                 denominator of which is 7.75%.  The Class S Notional Amount as of the Cut-off Date will be approximately $1,201,720.  The
                                                 "Stripped Interest Rate" for each Group II Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.  As of any Distribution Date, the "Class FXA-9 Notional Amount" will be equal to the Security Principal Balance of the Class FXA-8
                                                 Securities immediately preceding such Distribution Date.  The
                                                 Class FXA-9 Notional Amount as of the Cut-off Date will be approximately $27,665,835.  As used herein, "Notional Amount"
                                                 refers to the Class FXS Notional Amount, Class S Notional
                                                 Amount and Class FXA-9 Notional Amount.  References herein to the Notional Amount in respect of the Strip Securities and the
                                                 Class FXA-9 Securities are used solely for certain calculations and do not represent the right of the holders of the Strip Securities or the Class FXA-9 Securities to receive distributions of such amount.

                                                 See "Description of the Securities -- Distributions of Interest"
                                                 herein.

                                                 The Pass-Through Rates for the LIBOR Securities are adjustable monthly based on changes in LIBOR, as defined and determined herein.  The initial, minimum and maximum Pass-Through Rates for the LIBOR Securities, as well as the applicable formula for calculating the Pass-Through Rates for the LIBOR Securities, are
                                                 specified on the cover page hereto and elsewhere herein.  The
                                                 Class FXA-9 Securities will accrue interest on the Class FXA-9
                                                 Notional Amount.
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
                                                 For purposes of determining the Pass-Through Rates for the
                                                 LIBOR Securities, the Trustee will determine LIBOR in
                                                 accordance with the procedures set forth herein.

                                                 See "Description of the Securities -- Distributions of Interest"
                                                 herein.

Principal Distributions........................  On each Distribution Date, to the extent of the Available
                                                 Distribution with respect to each Mortgage Loan Group, amounts in respect of principal will be distributed to the holders of the
                                                 Offered Securities (other than the Class FXA-9 Securities and Strip
                                                 Securities) as provided herein under "Description of the
                                                 Securities-- Distributions of Principal."

                                                 The Class FXA-9 Securities and Strip Securities are not entitled to distributions of principal.

Advances.......................................  The Master Servicer is required to make advances ("Advances") in respect of delinquent payments of principal and interest (net of the related Servicing Fees) on the Mortgage Loans, subject to the limitations described herein.  Such Advances are reimbursable to the Master Servicer prior to distributions to the Securityholders, as described under the heading "Description of Securities--
                                                 Advances" herein.  The Trustee will be obligated to make any such
                                                 Advance only to the limited extent provided in the Pooling and
                                                 Servicing Agreement.  See "Description of the Securities--
                                                 Advances" herein.

Allocation of Losses;
Subordination..................................  Neither the Offered Securities nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by the Seller, the Master Servicer, the Loan Seller, DLJMCI, the
                                                 Trustee or any of their respective affiliates.  Subject to the limitations described below, Realized Losses on the Mortgage
                                                 Loans will be allocated, in each case until the applicable Security
                                                 Principal Balances have been reduced to zero, first, to the Non-
                                                 Offered Subordinate Securities in reverse numerical order; second, to the Class B-3 Securities; third, to the Class B-2 Securities;
                                                 fourth, to the Class B-1 Securities; and fifth, to the outstanding
                                                 Classes of Senior Securities in the manner described herein;
                                                 provided, however, that (i) if the loss is recognized with respect to a Group I Discount Mortgage Loan, the Class FXP Fraction of
                                                 such loss will first be allocated to the Class FXP Securities and the remainder of such loss will be allocated as described above; (ii) if the loss is recognized with respect to a Group II Discount
                                                 Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P Securities and the remainder of such loss will be allocated as described above; and (iii) only a certain specified amount of Special Hazard Losses, Fraud Losses and
                                                 Mortgagor Bankruptcy Losses will be allocated solely to the
                                                 Subordinate Securities, following which such losses will be allocated among all outstanding Classes of Securities on a pro rata basis, as described herein.  See "Description of the Securities--
                                                 Subordination and Allocation of Losses" herein.
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
                                                 All of the foregoing amounts are subject to periodic reduction as described herein.  In the event that the Security Principal Balances of the Subordinate Securities are reduced to zero, all additional losses (including, without limitation, all Special Hazard Losses,
                                                 Fraud Losses, Mortgagor Bankruptcy Losses and Extraordinary
                                                 Losses (as defined herein)) on the Group I Mortgage Loans and the
                                                 Group II Mortgage Loans will be allocated among the Class FX
                                                 Securities and the Class II Securities, respectively, as described herein.

                                                 Therefore, notwithstanding that losses on the Mortgage Loans in one Mortgage Loan Group may only be allocated to the related
                                                 Senior Securities (except for Excess Special Hazard Losses, Excess
                                                 Fraud Losses and Excess Bankruptcy Losses (each as defined herein)), the allocation to the Subordinate Securities of losses on the Mortgage Loans in the other Mortgage Loan Group will
                                                 increase the likelihood that losses may be allocated to such Senior
                                                 Securities.

Shifting of Interests..........................  The Senior Securities entitled to principal, other than the Lockout
                                                 Securities, will receive 100% of principal prepayments received with respect to the Mortgage Loans in the related Mortgage Loan
                                                 Group until the fifth anniversary of the first Distribution Date.
                                                 During the next four years, the Senior Securities, other than the
                                                 Lockout Securities, will receive a disproportionately large, but decreasing, share of principal prepayments received with respect to the Mortgage Loans in the related Mortgage Loan Group.  This will result in an acceleration of the amortization of the Senior
                                                 Securities, other than the Lockout Securities, subject to the priorities described in "Description of the Securities--
                                                 Distributions of Principal" herein, enhancing the likelihood that holders of such Classes of Securities will be paid the full amount of principal to which they are entitled.

Non-Offered Subordinate Securities.............  The Class B-4, Class B-5 and Class B-6 Securities each have a
                                                 Pass-Through Rate of 7.75% per annum and have an initial
                                                 aggregate Security Principal Balance of approximately $1,935,546.

Optional Termination...........................  At its option, the Master Servicer may purchase from the Trust all remaining Mortgage Loans and other assets thereof, and thereby effect early retirement of the Securities, on any Distribution Date when the aggregate outstanding principal balance of the Mortgage
                                                 Loans is equal to or less than 5% of the aggregate outstanding principal balance of such Mortgage Loans as of the Cut-off Date.
                                                 See "Pooling and Servicing Agreement-- Termination" herein.

Special Prepayment
Considerations.................................  General:  The rate of principal payments on the Offered Securities will depend on, among other things, the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Mortgage Loans.  As is the case with mortgage-backed securities generally, the Offered Securities are subject to substantial inherent cash-flow uncertainties because the
                                                 Mortgage Loans may be prepaid at any time.  Generally, when prevailing interest rates increase, prepayment rates on mortgage
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
                                                 loans tend to decrease in subsequent periods, resulting
                                                 in a reduced return of principal to investors at a
                                                 time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates
                                                 decline, prepayment rates on mortgage loans tend to increase in subsequent periods, resulting in an accelerated
                                                 return of principal to investors at a time when
                                                 reinvestment at comparable yields may not be possible.

                                                 Therefore, a higher rate of principal payments (including principal prepayments) and liquidations in a Mortgage Loan Group could result in a lower than expected yield to maturity on related Classes of Securities purchased at a premium.  Conversely, a lower than anticipated rate of principal payments (including principal prepayments) and liquidations in a Mortgage Loan Group could reduce the return on any related Class of Securities purchased at a discount.  Except as described herein under "Description of the
                                                 Securities-- Distributions of Principal-- Cross-Collateralization,"
                                                 principal distributions to the Class FX Securities and Class II
                                                 Securities relate to principal payments on the Group I Mortgage
                                                 Loans and Group II Mortgage Loans, respectively, and principal distributions to the Subordinate Securities relate to principal payments on both Group I Mortgage Loans and Group II Mortgage
                                                 Loans.

                                                 Principal Only and Floater Securities:  Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from
                                                 Group I Mortgage Loans with Net Rates that are lower than 7.75%
                                                 per annum, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of
                                                 Group I Mortgage Loans with Net Rates less than 7.75% per
                                                 annum.  Similarly, because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Mortgage Loans with
                                                 Net Rates that are lower than 7.75% per annum, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of Group II Mortgage Loans with Net Rates less than 7.75% per annum.  Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P  Securities are for the
                                                 most part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected prepayments with  respect to the Strip Securities may occur at the same  time as slower than expected prepayments with respect to the Principal Only Securities.  See "Risk Factors,"
                                                 "Certain Yield and Prepayment Considerations" and "Yield
                                                 Considerations with respect to the Strip Securities, Inverse Floater
                                                 Securities and Principal Only Securities" herein.

                                                 The yield to maturity on the Class FXA-8 Securities will be sensitive to fluctuations in the level of LIBOR, and the yield to maturity on the Inverse Floater Securities will be extremely sensitive to fluctuations in the level of LIBOR and to the rate of principal prepayments on the Group I Mortgage Loans.
                                                 Prospective investors should fully consider the risks associated with

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
                                                 an investment in the Inverse Floater Securities, including the possibility that if the rate of principal prepayments
                                                 on the Group I Mortgage Loans is rapid or if the level of
                                                 LIBOR is high, investors in the Inverse Floater Securities may not fully recoup their initial investments. In addition, in the event of very high principal prepayments of Group
                                                 II Mortgage Loans and the reduction of the Security
                                                 Principal Balance of the Class A Securities to zero, subject to certain limitations set forth herein, all principal
                                                 (after giving effect to the distribution to the Class P
                                                 Securities) of the Group II Mortgage Loans will be
                                                 distributed to the Class FXA Securities, and therefore, may adversely affect the yield of the Inverse Floater Securities.
                                                 See "Risk Factors," "Certain Yield and Prepayment
                                                 Considerations" and "Yield Considerations with respect to
                                                 the Strip Securities, Inverse Floater Securities and the
                                                 Principal Only Securities" herein.

                                                 Lockout Securities:  The Class FXA-2 and Class A-4 Securities
                                                 will not be entitled to receive any principal prepayments on the
                                                 Mortgage Loans until May 2002 unless the Security Principal
                                                 Balance of the Class FXA Securities (other than the Class FXA-2
                                                 Securities) or Class A Securities (other than the Class A-4
                                                 Securities), as appropriate, have been reduced to zero.  Therefore, the Class FXA-2 and Class A-4 Securities will not be entitled to receive the disproportionate allocation of principal prepayments that the other Class FXA and Class A Securities are entitled to receive unless the Security Principal Balances of such other Senior
                                                 Securities have been reduced to zero.

                                                 Sequentially Paying Classes:  All Classes of Class FXA and Class
                                                 A Securities are subject to various priorities for payment of principal, as described herein.  Distributions of principal on the
                                                 Classes of Class FXA and Class A Securities having an earlier priority of payment will be affected by the rates of prepayment of the Mortgage Loans in the related Mortgage Loan Group early in the life of the Mortgage Pool.  The timing of commencement of principal distributions and the weighted average lives of the Classes of Class FXA and Class A Securities with a later priority of payment will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such Classes.

                                                 Strip Securities:  The Notional Amounts, and therefore the amount of interest distributions on the Classes of Strip Securities, will be highly sensitive to the rate and timing of principal payments
                                                 (including prepayments, repurchases, defaults and liquidations) on the Group I or Group II Premium Rate Mortgage Loans, as
                                                 applicable.  See "--Special Yield Considerations" below, "Risk
                                                 Factors," "Certain Yield and Prepayment Considerations" and
                                                 "Yield Considerations with respect to the Strip Securities, Inverse
                                                 Floater Securities and the Principal Only Securities" herein.

                                                 Classes With Subordination Features:  As described herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be allocated among the Senior Securities (other than the Lockout Securities),
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
                                                 and therefore, during certain periods no principal
                                                 prepayments or, relative to the Subordinate Percentage (as defined herein), a disproportionately small
                                                 percentage of such prepayments will be distributed to the
                                                 Subordinate Securities. To the extent that no principal
                                                 prepayments or a disproportionately small
                                                 percentage of such prepayments are distributed to the
                                                 Subordinate Securities, the weighted average lives of the
                                                 Subordinate Securities will be extended and, as a relative matter, the Subordination afforded to the Senior
                                                 Securities by the Subordinate Securities will be increased
                                                 (to the extent not otherwise offset by Realized Losses).

                                                 See "Description of the Securities-- Distributions of Principal,"
                                                 "Certain Yield and Prepayment Considerations" and "Yield
                                                 Considerations with respect to the Strip Securities, Inverse Floater
                                                 Securities and Principal Only Securities" herein, and see "Yield
                                                 Considerations" and "Certain Yield and Prepayment
                                                 Considerations" in the Prospectus.

Special Yield
Considerations.................................  General:  The yield to maturity on each Class of Offered
                                                 Securities will depend on, among other things, the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Mortgage Loans and the allocation thereof to reduce the Security Principal Balance (or the Notional
                                                 Amount) of such Class of Securities.  The yield to maturity on each Class of Offered Securities also will depend on other factors such as the related Pass-Through Rate and the purchase price for such Securities.  The yield to investors on any Class of Offered
                                                 Securities will be adversely affected by any allocation thereto of any Prepayment Interest Shortfalls on the Mortgage Loans to the
                                                 extent not covered by payments by the Master Servicer as
                                                 described herein.

                                                 In general, if a Class of Offered Securities is purchased at a premium and principal payments on the Mortgage Loans occur at a rate faster than assumed at the time of purchase, the investor's actual yield to maturity will be lower than originally anticipated.
                                                 Conversely, if a Class of Offered Securities is purchased at a discount and principal payments on the Mortgage Loans occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that originally anticipated.

                                                 Strip Securities:  The yield to investors on the Strip Securities will be extremely sensitive to the rate and timing of principal payments on the Group I or Group II Premium Rate Mortgage Loans
                                                 (including prepayments, repurchases, defaults and liquidations), as applicable, which may fluctuate significantly over time.  A rapid rate of principal payments on the Mortgage Loans in the related
                                                 Mortgage Loan Group could result in the failure of investors in a
                                                 Class of Strip Securities to recover their initial investment.  The yield on the Classes of Strip Securities will also be materially and adversely affected if the Group I or Group II Premium Rate
                                                 Mortgage Loans, as applicable, experience a high rate of defaults and liquidations.  In addition to the foregoing, the yield on the
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                                                 Classes of Strip Securities will be materially and
                                                 adversely affected to a greater extent than the yields on the other Classes of Offered Securities if the Group I or
                                                 Group II Premium Rate Mortgage Loans, as applicable, with
                                                 higher Net Rates prepay faster than such Mortgage Loans with lower Net Rates, because holders of the Strip Securities
                                                 generally will have rights to relatively larger portions of interest payments on the Group I or Group II Premium Rate
                                                 Mortgage Loans, as applicable, with higher Net Rates than on the Mortgage Loans in the related Mortgage Loan Groups
                                                 with lower Net Rates.

                                                 Floater Securities:  The yield to maturity on the Class FXA-8
                                                 Securities will be sensitive to fluctuations in the level of LIBOR, and the yield to maturity on the Inverse Floater Securities will be extremely sensitive to fluctuations in the level of LIBOR, and to the rate of principal prepayments on the Group I Mortgage Loans.
                                                 Prospective investors should fully consider the risks associated with an investment in the Inverse Floater Securities, including the possibility that if the rate of principal prepayments on the Group
                                                 I Mortgage Loans is rapid or if the level of LIBOR is high, investors in the Inverse Floater Securities may not fully recoup their initial investments.  In addition, in the event of very high principal prepayments of Group II Mortgage Loans and the
                                                 reduction of the Security Principal Balance of the Class A
                                                 Securities to zero, subject to certain limitations set forth herein, all principal (after giving effect to the distribution to the Class P
                                                 Securities) of the Group II Mortgage Loans will be distributed to the Class FXA Securities, and therefore, may adversely affect the yield of the Inverse Floater Securities.  See "Certain Yield and
                                                 Prepayment Considerations" and "Yield Considerations with
                                                 respect to the Strip Securities, Inverse Floater Securities and
                                                 Principal Only Securities" herein.

                                                 Classes With Subordination Features:  The yield to maturity on the Subordinate Securities will be extremely sensitive to certain losses on the Mortgage Loans (and the timing thereof) to the extent such losses are not covered by the Subordinate Securities
                                                 subordinate thereto.  See "Certain Yield and Prepayment
                                                 Considerations" herein and "Yield Considerations" and "Certain
                                                 Yield and Prepayment Considerations" in the Prospectus.

                                                 Residual Securities:  The Class R and Class RP Securities, which represent the residual interests in the Issuing REMIC and the
                                                 Pooling REMIC, respectively, may experience a highly negative after tax return.  See "Special Tax Considerations" herein.

Certain Federal Income
Tax Consequences...............................  For federal income tax purposes, elections will be made to treat the segregated pool of assets comprising the Trust as two separate real estate mortgage investment conduits (each a "REMIC," and
                                                 respectively, the "Issuing REMIC" and "Pooling REMIC").  Upon
                                                 the issuance of the Offered Securities, Hunton & Williams, counsel to the Seller, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and
                                                 Servicing Agreement, for federal income tax purposes, each of the
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                                                 REMICs will qualify as a REMIC within the meaning of Sections
                                                 860A through 860G of the Internal Revenue Code of 1986
                                                 (the "Code"). For federal income tax purposes, the Senior
                                                 Securities (other than the Residual Securities) and the
                                                 Subordinate Securities will be designated as the "regular
                                                 interests" in the Issuing REMIC, and the Class R and
                                                 Class RP Securities will be designated as the "residual
                                                 interests" in the Issuing REMIC and the Pooling REMIC,
                                                 respectively.

                                                 Because the Senior Securities (other than the Residual Securities)
                                                 and the Subordinate Securities will be considered REMIC regular interests, they will be taxable debt obligations under the Code, and interest paid or accrued on such Securities, including any original issue discount, will be taxable to the holders of such Securities in accordance with the accrual method of accounting, regardless of such Securityholder's usual method of accounting.  It is expected that the Class FXA-9, Class FXP, Class FXS, Class P, and Class
                                                 S Securities will be treated as having been issued with original issue discount for federal income tax purposes.  Each of the other
                                                 Classes of Offered Securities bears interest at a qualified stated rate and, therefore, will be issued with original issue discount only if its stated principal amount exceeds its issue price by more than a de minimis amount.  See "Certain Federal Income Tax
                                                 Consequences-- REMIC Securities-- Original Issue Discount" in
                                                 the Prospectus.  The prepayment assumption that should be used in determining the rate of accrual of original issue discount, if any, with respect to the Offered Securities is 235% of the Basic
                                                 Prepayment Assumption, as defined herein.  However, no
                                                 representation is made herein as to the rate at which prepayments actually will occur.  See "Certain Yield and Prepayment
                                                 Considerations" herein.

                                                 For federal income tax purposes, the Offered Securities generally will be treated as "regular or residual interests in a REMIC" for domestic building and loan associations and as "real estate assets"
                                                 for real estate investment trusts ("REITs"), subject to the limitations described in "Certain Federal Income Tax
                                                 Consequences" in the Prospectus.  Similarly, interest on the
                                                 Offered Securities will be considered "interest on obligations secured by mortgages on real property" for REITs, subject to the limitations described in "Certain Federal Income Tax
                                                 Consequences" in the Prospectus.

                                                 For further information regarding the federal income tax
                                                 consequences of investing in the Offered Securities see "Certain
                                                 Federal Income Tax Consequences" in the Prospectus.

Federal Income Tax Aspects
of Residual Securities.........................  The Residual Securities generally will be treated in the same manner as the other Offered Securities for the various qualification purposes referred to above, but generally will not be treated as evidences of indebtedness for federal income tax purposes.
                                                 Instead, the Class R and Class RP Securities will be considered as representing the right to the net income or loss of the Issuing
                                                 REMIC and the Pooling REMIC, respectively.  Holders of the
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                                                 Residual Securities will be required to report, and will be taxed on, their pro rata shares of such income or loss, and such requirements will continue until there are no Securities of any Class outstanding, even though such Securityholders previously may have received full payment of their stated
                                                 interest and principal. Furthermore, the taxable income
                                                 of Residual Securityholders attributable to the Residual
                                                 Securities may exceed the principal and interest
                                                 distributions received by such Securityholders with respect to such Securities during the corresponding period, which
                                                 could result in a highly negative after-tax return for
                                                 such Securityholders. See "Special Tax Considerations"
                                                 herein.

                                                 The Issuing REMIC and the Pooling REMIC may generate
                                                 income, a portion of which will be treated as "excess inclusion"
                                                 income.  Such excess inclusion income (a) is taxable to a tax-
                                                 exempt Class R and Class RP Securityholder, as applicable, as unrelated business taxable income ("UBTI"), (b) in the case of foreign holders, is subject to withholding tax at a rate of 30%
                                                 (regardless of any statutory or treaty exemptions or rate reduction that otherwise would apply), and (c) generally cannot be offset by any net operating losses or current deductions of Residual
                                                 Securityholders.  Consequently, Residual Securityholders may
                                                 experience an after-tax return that is highly negative.
                                                 Furthermore, Residual Securityholders who are individuals, estates or trusts may be subject to limitations on the deductibility of administrative expenses of the Issuing REMIC or Pooling REMIC, as applicable, for purposes of determining their taxable income and alternative minimum taxable income.

                                                 Furthermore, the Treasury regulations relating to REMICs (the
                                                 "REMIC Regulations") provide that certain transfers of
                                                 noneconomic residual interests ("NERDs") and residual interests that have tax avoidance potential ("TAPRIs") will be disregarded for federal income tax purposes.  It is expected that the Class R
                                                 Securities will constitute NERDs and TAPRIs for purposes of the
                                                 REMIC Regulations on the Closing Date.  A transferor of a
                                                 Residual Security should consult with its tax advisor to determine whether the Residual Securities would be considered a NERD or a TAPRI at the time of the transfer thereof for purposes of the
                                                 REMIC Regulations.  See "Special Tax Considerations" herein.

                                                 The Class R and Class RP Securities represent the residual interest in the Issuing REMIC and Pooling REMIC,
                                                 respectively, and may experience a highly negative after-tax return.  Accordingly, prospective investors are urged to consult their own tax advisors and consider the after-tax effect of ownership of a Residual Security and the suitability of the
                                                 Residual Securities to their investment objectives.

Restrictions on Purchase
 and Transfer of Residual
 Securities....................................  The Residual Securities are not offered for sale to tax-exempt organizations that are "disqualified organizations" as
                                                 defined in "Certain Federal Income Tax Consequences --
                                                 REMIC Securities -- Ownership of Residual Interests by
                                                 Disqualified
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                                      S-20

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                                                 Organizations" in the Prospectus. In addition, there
                                                 are limitations on transfers to a Plan or Plan Investor (each as defined herein). Finally, none of the Residual Securities nor any beneficial interest therein may be sold or
                                                 otherwise transferred except upon delivery to the Trustee of the certificates, affidavits and other agreements described herein. See "Certain Federal Income Tax Consequences --
                                                 REMIC Securities -- Ownership of Residual Interests by
                                                 Disqualified Organizations" in the Prospectus and
                                                 "Restrictions on Purchase and Transfer of the Residual
                                                 Securities" herein.

ERISA Considerations...........................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (each of the foregoing, a "Plan") should review carefully with their legal advisors whether the purchase or holding of the
                                                 Offered Securities will result in unfavorable consequences for the
                                                 Plan or its fiduciaries under the Plan Asset Regulations (as defined in the Prospectus) or the prohibited transaction provisions of
                                                 ERISA or the Code (the "Prohibited Transaction Provisions").
                                                 Such consequences could result unless one of the exceptions in, or exemptions from, the Plan Asset Regulations and Prohibited
                                                 Transaction Provisions is applicable.  See "ERISA Considerations"
                                                 herein and in the Prospectus.

                                                 Because the Subordinate Securities are subordinated securities, they will not satisfy the requirements of certain exemptions from the
                                                 Prohibited Transaction Provisions.  As a result, the purchase or holding of any of the Subordinate Securities by a Plan, a person acting on behalf of a Plan, or any person using the assets of a Plan
                                                 (each, a "Plan Investor") may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or penalties.
                                                 Accordingly, the Subordinate Securities may not be transferred to a Plan Investor unless the Plan Investor provides the Master
                                                 Servicer and the Trustee with a Benefit Plan Opinion (as defined herein) in the Prospectus or subject to certain conditions described herein, a representation letter stating that the source of funds used to purchase any Subordinate Securities is an "insurance company general account."  Each purchaser of a Subordinate Security, by virtue of such purchaser's receipt of such Security, will be deemed to have represented that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or representation letter.
                                                 See "ERISA Considerations" herein and in the Prospectus.

                                                 The foregoing limitations, as well as other limitations, apply to transfers of the Residual Securities to Plan Investors.  See
                                                 "Restrictions on Purchase and Transfer of the Residual Securities"
                                                 herein.
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Final Scheduled
Distribution Date..............................  The "Final Scheduled Distribution Date" for distributions on each
                                                 Class of Securities will be May 25, 2027.  The Final Scheduled
                                                 Distribution Date has been determined by adding one month to the maturity date of the Mortgage Loan with the latest stated maturity date.  Because the rate of distributions on the Class FX and Class
                                                 II Securities will depend on the rate of payment of principal
                                                 (including prepayments) on the Mortgage Loans in the related
                                                 Mortgage Loan Group, and the rate of distributions on the
                                                 Subordinate Securities will depend on the rate of principal payments and prepayments on the Mortgage Pool, the actual final distribution on any Class of Offered Securities could occur significantly earlier than its Final Scheduled Distribution Date.
                                                 The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on the interest rates prevailing from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage
                                                 Loans.

Ratings........................................  It is a condition to the issuance of the Offered Securities that each
                                                 Class of Class FXA Securities, other than the Class FXA-9
                                                 Securities, each Class of Residual Securities and each Class of
                                                 Class A Securities be rated "AAA" by the Rating Agencies, that the Strip Securities, Principal Only Securities and the Class FXA-9
                                                 Securities be rated "AAA" by DCR and Fitch and "AAAr" by
                                                 S&P, that the Class B-1 Securities be rated not lower than "AA"
                                                 by DCR, that the Class B-2 Securities be rated not lower than "A"
                                                 by DCR and that the Class B-3 Securities be rated not lower than
                                                 "BBB" by DCR.  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.  A security rating does not address the frequency of principal prepayments or the corresponding effect on yield to investors.  The ratings of the Strip Securities do not address the possibility that the holders of such Securities may fail to fully recover their initial investment.  The ratings of the Residual Securities do not assess the likelihood of return to investors in the Residual Securities, except to the extent of the initial principal amount of such Class and interest thereon at the applicable Pass-Through Rate.  See
                                                 "Certain Yield and Prepayment Considerations" and "Ratings"
                                                 herein and "Yield Considerations" and "Maturity and Prepayment
                                                 Considerations" in the Prospectus.

                                                 In addition, S&P assigns the additional rating of "r" to highlight classes of securities that it believes may experience high volatility or a variability in expected returns due to noncredit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit no volatility or variability in total return.
                                                 See "Certain Yield and Prepayment Considerations" and "Ratings"
                                                 herein.

                                                 The Seller has not requested a rating of the Offered Securities from any rating agency other than Fitch, DCR and S&P.  However, there can be no assurance as to whether any other rating agency
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                                                 will rate the Offered Securities, or if one does,
                                                 what rating would be assigned by such rating agency.

Legal Investment...............................  The Senior Securities and the Class B-1 Securities will constitute
                                                 "mortgage related securities" for purposes of the Secondary
                                                 Mortgage Market Enhancement Act of 1984, as amended
                                                 ("SMMEA") for so long as they are rated in one of the two highest rating categories by any nationally recognized statistical ratings organization.  The Class B-2 and Class B-3 Securities will not constitute "mortgage related securities" for purposes of SMMEA.

                                                 Except as set forth above, no representations are made as to the proper characterization of any Class of Offered Securities for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase any Class of
                                                 Offered Securities under applicable legal investment restrictions.
                                                 These uncertainties may adversely affect the liquidity of the
                                                 Offered Securities.  Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any Class of Offered Securities, and, in particular, the Offered Subordinate Securities, constitute a legal investment or are subject to investment, capital or other
                                                 restrictions.  See "Legal Investment" and "ERISA Considerations"
                                                 herein and in the Prospectus.
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

                                  RISK FACTORS

         In addition to the matters described elsewhere in this Prospectus
Supplement and the Prospectus, prospective investors should carefully consider the following factors (as well as the factors set forth under "Risk Factors" in the Prospectus) before deciding to invest in the Offered Securities.

General

         The rate of distributions in reduction of the principal balance of any Class of Offered Securities, the aggregate amount of distributions of principal and interest on any Class of Offered Securities and the yield to maturity of any Class of Offered Securities will be directly related to the rate of payments of principal on the Mortgage Loans in the Trust (and in the case of the Strip
Securities, particularly on those Mortgage Loans with higher rates of interest), and to the amount and timing of mortgagor defaults resulting in Realized Losses.
The rate of principal payments on the Mortgage Loans will in turn be affected by, among other things, the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage
Loans, repurchases of Mortgage Loans as a result of defective documentation or breaches of representations and warranties, optional purchase by the Master
Servicer of defaulted Mortgage Loans and optional purchase by the Master
Servicer of all of the Mortgage Loans in connection with the termination of the Trust. See "Certain Yield and Prepayment Considerations," "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal
Only Securities" and "Pooling and Servicing Agreement -- Termination" herein and
"The Trust Agreements -- Assignment of Mortgage Assets" and "Description of the
Securities -- Optional Redemption" in the Prospectus. Borrowers are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.

         The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Note Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase.
Conversely, if interest rates on similar mortgage loans rise above the Note
Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

         An investor that purchases any Offered Securities at a discount should consider the risk that a slower than anticipated rate of principal payments
(including prepayments) on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases any Offered Securities at a premium or that purchases any Class of Strip
Securities should consider the risk that a faster than anticipated rate of principal payments (including prepayments) on the Mortgage Loans in the related
Mortgage Loan Group (particularly, with respect to the Strip Securities, the
Group I or Group II Premium Mortgage Loans with higher Net Rates of interest) will result in an actual yield that is lower than such investor's expected yield. See "Certain Yield and Prepayment Considerations" herein.

         The yield to maturity on the Class FXS Securities and Class S
Securities will be extremely sensitive to the rate and timing of principal payments (including prepayments) on the Group I Premium Rate Mortgage Loans and
Group II Premium Rate Mortgage Loans, respectively, which, in either case, may fluctuate significantly from time to time, and by other factors set forth herein. The particular sensitivity of each Class of Strip Securities is separately displayed in a table appearing under the heading "Yield
Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities" herein. Investors in the Class FXS Securities and the Class S Securities should consider the risk that a rapid rate of principal payments on the Group I Premium Rate Mortgage Loans and Group II Premium Rate
Mortgage Loans, respectively, particularly such Mortgage Loans having higher Net
Rates of interest, could result in the failure of such investors to fully recover their initial investments. See "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities" herein.


                                      S-24

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         The yield to maturity on the Class FXA-8 Securities will be sensitive to the fluctuations in the level of LIBOR (as defined herein), and the yield to maturity on the Inverse Floater Securities will be extremely sensitive to fluctuations in the level of LIBOR and to the rate of principal prepayments on the Group I Mortgage Loans. Prospective investors should fully consider the risks associated with an investment in the Inverse Floater Securities, including the possibility that if the rate of principal prepayments on the Group I
Mortgage Loans is rapid or if the level of LIBOR is high, investors in the Class
FXA-9 Securities may not fully recoup their initial investments. See "Certain
Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities"
herein. In addition, in the event of very high principal prepayments of Group II
Mortgage Loans and the reduction of the Security Principal Balance of the Class
A Securities to zero, subject to certain limitations set forth herein, all principal (after giving effect to the distributions to the Class P Securities)
of the Group II Mortgage Loans will be distributed to the Class FXA Securities, and therefore, may adversely affect the yield of the Inverse Floater Securities.

         The yields to maturity on the Principal Only Securities will be extremely sensitive to the level of principal prepayments on certain of the Mortgage Loans in the related Mortgage Loan Group. Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Loans with Net Rates that are lower than 7.75% per annum, the yield to maturity on the Class FXP
Securities will be adversely affected by slower than expected prepayments of Group I Loans with Net Rates less than 7.75% per annum. Similarly, because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Loans with Net
Rates that are lower than 7.75% per annum, the yield to maturity on the Class P
Securities will be adversely affected by slower than expected prepayments of Group II Loans with Net Rates less than 7.75% per annum. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are for the most part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected principal prepayments with respect to the Strip Securities may occur at the same time as slower than expected principal prepayments with respect to the Principal Only Securities. See "Certain Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities, Inverse Floater Securities and Principal Only Securities" herein.

         The Class FXA-2 and Class A-4 Securities will not be entitled to receive any principal prepayments until May 2002, unless the Security Principal
Balance of the other Class FXA or Class A Securities as appropriate, have been reduced to zero. Therefore, the Class FXA-2 and Class A-4 Securities will not be entitled to receive the disproportionate allocation of principal prepayments that the other Senior Securities are entitled to receive until the Security
Principal Balances of such other Senior Securities have been reduced to zero.
See "Description of the Securities -- Distributions of Principal" and "Certain
Yield and Prepayment Considerations" herein.

         Investors in the Senior Securities should be aware that the applicable coverages for Special Hazard Losses, Fraud Losses and Mortgagor Bankruptcy
Losses cover Mortgage Loans in both Mortgage Loan Groups. Therefore, in the event Mortgage Loans in a Mortgage Loan Group suffer a high level of such losses, it will reduce the available coverage for the Senior Securities in both
Mortgage Loan Groups and therefore may cause Senior Securities relating to the other Mortgage Loan Group to suffer losses in the event any Mortgage Loan suffers such a loss after the available coverage has been exhausted.

         The Class R and Class RP Securities, which represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after tax return. See "Special Tax Considerations" herein.

Subordination

         The rights of the holders of the Subordinate Securities to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the holders of the Senior Securities and the rights of the holders of the Subordinate Securities to receive distributions with respect to the Mortgage
Loans will be subordinated to such rights of the holders of the Senior and Subordinate Securities senior thereto, all to the extent described herein under

                                      S-25

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"Description of the Securities." Realized Losses on the Mortgage Loans will be allocated first to the Non-Offered Subordinate Securities in reverse numerical order, second to the Offered Subordinate Securities in reverse numerical order, and then to the Senior Securities, in each case as described herein. See
"Description of the Securities -- Subordination and Allocation of Losses" herein.

Geographic Concentration of the Mortgaged Premises

         Approximately 33.99% of the Group I Mortgage Loans and approximately
48.57% of the Group II Mortgage Loans are expected to be secured by Mortgaged
Premises located in the state of California, including approximately 10.90% and 14.82% of the Group I Mortgage Loans located in the Los Angeles and San
Francisco metropolitan areas, respectively, and approximately 24.64% and 15.67% of the Group II Mortgage Loans located in the Los Angeles and San Francisco metropolitan areas, respectively. Approximately 16.48% of all Mortgage Loans are located in the Los Angeles metropolitan area and approximately 15.16% of all Mortgage Loans are located in the San Francisco metropolitan area. Approximately
8.80% of the Group I Mortgage Loans and approximately 5.71% of the Group II
Mortgage Loans are expected to be secured by Mortgaged Premises located in the state of Texas. In addition, approximately 5.01% of the Group I Mortgage Loans are expected to be secured by Mortgaged Premises located in the state of Florida and approximately 7.63% of the Group II Mortgage Loans are expected to be secured by Mortgaged Premises located in the state of New Jersey. Consequently, losses and prepayments on the Mortgage Loans and resultant payments on the Offered Securities may, both generally and particularly, be affected significantly by changes in the housing markets and regional economies of, and the occurrence of natural disasters (such as earthquakes, fires, floods, and hurricanes) in, the states of California, Texas, Florida and New Jersey, in general, and the metropolitan areas of Los Angeles and San Francisco, in particular. As used herein, "Los Angeles metropolitan area" means all or portions of the California counties of Kern, Los Angeles, Orange, Riverside, San
Bernandino and Ventura, and "San Francisco metropolitan area" means all or portions of the California counties of Alameda, Contra Costa, Marin, Napa, San
Francisco, San Mateo, Santa Clara, Santa Cruz, Solano and Sonoma. No assurance can be given, however, that such definitions are comprehensive and that additional counties or portions thereof would not result in a more appropriate representation of such metropolitan area. Thus, losses and prepayments may be higher or significantly higher to the extent that more counties or portions thereof are included in such metropolitan areas or if changes in housing markets or regional economies or natural disasters affect a wider area of counties. A listing of the breakdown of the Mortgage Loans by United States postal zip codes will be included as part of the Form 8-K filed by the Seller within fifteen days of the Closing Date.

Recent Developments

         During the latter part of 1996 and the early part of 1997, major flooding (the "1996-1997 Floods") occurred in Ohio, Kentucky, Indiana, Arkansas and Tennessee (the "1996-1997 Flood States"). Approximately 2.05% of the aggregate principal balance of all Mortgage Loans are located in the 1996-1997
Flood States. Also, in the past several months, major flooding (the "Current
Floods," and together with the 1996-1997 Floods, the "Floods") has occurred and is continuing in North Dakota, South Dakota and Minnesota (the "Current Flood
States"). Approximately 1.04% of the aggregate principal balance of all Mortgage
Loans are located in Current Flood States. The Loan Seller has advised the
Seller that, of the Mortgage Loans located in the Current Flood States, three
Mortgage Loans (representing 0.23% of the aggregate principal balance of all Mortgage Loans) are located in federally declared natural disaster counties in the state of Minnesota. The Loan Seller has not been notified by any of the related Borrowers that the related Mortgaged Premises has been damaged by the Floods.

Limited Recourse

         Neither the Mortgage Loans nor the Offered Securities will be guaranteed or insured by any governmental agency, the Seller, DLJMCI, the Loan
Seller, the Master Servicer, the Underwriter or any other person. Payments on the Offered Securities will be payable solely from amounts collected on or with respect to the assets of the Trust.


                                      S-26


The Status of the Mortgage Loans in the Event of Insolvency

         The Seller believes that the transfer of the Mortgage Loans by the Loan Seller to DLJMCI and by DLJMCI to the Seller each constitutes an absolute and unconditional sale. However, in the event of the bankruptcy of DLJMCI or the Loan Seller, a trustee in bankruptcy could attempt to recharacterize the sale of the Mortgage Loans as a borrowing secured by a pledged of the Mortgage Loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Offered Securities. If such an attempt were successful, the trustee in bankruptcy could elect to accelerate payment of the Offered Securities and liquidate the Mortgage Loans, with the holder of the Offered Securities entitled to no more than the then outstanding aggregate Security Principal Balances, if any, of such Offered Securities together with interest at the applicable rate to the date of payment. In the event of an acceleration of the Offered Securities, the holders of the Offered Securities would lose the right to future distributions of interest and might suffer reinvestment losses in a lower interest rate environment, and may fail to recover fully their initial investments.


                                         DESCRIPTION OF THE MORTGAGE POOL

         The information set forth in the following paragraphs has been provided by the Loan Seller. Neither the Seller, DLJMCI, the Underwriter, the Trustee, nor any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

General

         The Trust will consist primarily of a Mortgage Pool with an aggregate principal balance as of the Cut-off Date of approximately $175,958,578. The Mortgage Loans will be conventional, fixed-rate, fully-amortizing mortgage loans secured by first liens on fee simple and leasehold interests in one-to four-family residential real properties (each, a "Mortgaged Premises"). The Mortgage Loans will have original terms to maturity from the due dates of their first Monthly Payment of not more than 30 years and will have Monthly Payments due on the first day of each month. The Mortgage Pool consists of two Mortgage Loan Groups: "Group I" or the "Group I Mortgage Loans" which generally consist of Mortgage Loans underwritten pursuant to the Loan Seller's "Flex Extra Program," with an aggregate principal balance as of the Cut-off Date of approximately $104,527,543, and "Group II" or the "Group II Mortgage Loans" which generally consist of Mortgage Loans underwritten pursuant to the Loan Seller's "Gold Flex Program," with an aggregate principal balance as of the Cut-off Date of approximately $71,431,034. All of the Mortgage Loans were originated by the Loan Seller in accordance with the underwriting criteria under its Flex Series Program, as described herein under "-- Underwriting Standards."

         The Mortgage Loans will have been sold to DLJMCI by North American Mortgage Company, in its capacity as Loan Seller, on or prior to the Closing Date pursuant to certain mortgage loan purchase agreements between DLJMCI and the Loan Seller (the "Purchase Agreements") and will be acquired by FASI from DLJMCI on the Closing Date pursuant to a Mortgage Loan Sale Agreement between FASI and DLJMCI (the "Loan Sale Agreement"). The Loan Seller will make certain representations and warranties regarding the Mortgage Loans on and as of the Closing Date in the Pooling and Servicing Agreement. None of the Purchase Agreements nor the Loan Sale Agreement will be assigned to the Trustee. Therefore, the only recourse the Trustee, on behalf of the Securityholders, will have with respect to the Mortgage Loans will be to the representations and warranties regarding the Mortgage Loans made by the Loan Seller under the Pooling and Servicing Agreement.

         None of the Mortgage Loans were thirty days or more delinquent in their Monthly Payments as of the Cutoff Date. Prospective investors in the Offered Securities should be aware, however, that approximately 26.98% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) have their first Monthly Payments due in May 1997 and only approximately 6.98% of the Mortgage Loans had a first Monthly Payment due on or before February 1, 1997. All of the Mortgage Loans had their first Monthly Payments due on or after November 1996. In addition to the foregoing, none of the Mortgage Loans will have been thirty days or more delinquent in its Monthly Payments more than once during the twelve months preceding the Closing Date. As of the Cut-off

Date, none of the Mortgage Loans will have been sixty days or more delinquent in its Monthly Payments at anytime since origination.

         Each Mortgage Loan will contain a customary "due-on-sale" clause. Pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer will be entitled to all late payment charges received on the Mortgage Loans as additional servicing compensation and such amounts will not be available for distribution on the Securities.

         Pursuant to its terms, each Mortgage Loan is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the original principal loan amount or the replacement value of the improvements on the Mortgaged Premises. In addition, 17.63% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) will be covered by a primary mortgage insurance policy. See "The Trusts -- Mortgage Insurance on the Mortgage Loans" in the Prospectus.

         The Mortgage Loans will have the following approximate characteristics as of the Cut-off Date:

                                                      Group I                Group II                   All
                                                  Mortgage Loans          Mortgage Loans          Mortgage Loans
Number of Mortgage Loans.....................           700                     238                      938
Aggregate Principal Balance..................      $104,527,543             $71,431,034             $175,958,578
Note Rates:
      Weighted Average.......................         8.727%                  8.022%                   8.441%
      Range..................................      7.625-10.000%           7.375-9.000%             7.375-10.000%
Weighted Average Remaining
Term to Maturity (in months).................         358.61                  358.65                   358.63

         The Mortgage Loans will have the following approximate characteristics as of the Cut-off Date (expressed as a percentage of the aggregate principal balance of the Mortgage Loans having such characteristics relative to the aggregate principal balance of all of the Mortgage Loans, or all of the Mortgage Loans in the related Mortgage Loan Group, as applicable, provided, that the sum of the percentages in certain of the following paragraphs may not equal 100% due to rounding).

         Each Mortgage Loan will have been originated by the Loan Seller on or before March 31, 1997. None of the Mortgage Loans had a first Monthly Payment due prior to November 1, 1996, and the latest maturity date of any of the Mortgage Loans is April 1, 2027. The latest maturity date of any of the Group I Mortgage Loans is April 1, 2027 and the latest maturity date of any of the Group II Mortgage Loans is April 1, 2027.

         The Mortgage Loans will each have a principal balance of not less than $38,080 or more than $899,441, and the Mortgage Loans will have an average principal balance of approximately $187,589. The Group I Mortgage Loans will each have a principal balance of not less than $38,080 or more than $769,678, and the Group I Mortgage Loans will have an average principal balance of approximately $149,325. The Group II Mortgage Loans will each have a principal balance of not less than $110,650 or more than $899,441, and the Group II Mortgage Loans will have an average principal balance of approximately $300,130.

         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will be approximately 75.64%, no Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 95.00% and no Mortgage Loan will have a combined Loan-to-Value Ratio at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The weighted average Loan-to-Value Ratio at origination of the Group I Mortgage Loans will be approximately 74.87%, no Group I Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 95.00% and no Group I Mortgage Loan will have a CLTV at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The weighted average Loan-to-Value Ratio at origination of the Group II Mortgage Loans will be approximately 76.76%, no Group II Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding

95.00% and no Group II Mortgage Loan will have a CLTV at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The "Loan-to-Value Ratio at origination" of any Mortgage Loan represents the ratio of the principal amount of the Mortgage Loan outstanding at origination of such Mortgage Loan divided by (a) in the case of a purchase, the lesser of the original selling price of the related Mortgaged Premises and its appraised value at the time of such purchase or (b) in the case of a refinance, the appraised value of the related Mortgaged Premises at the time of such refinance. All of the Mortgage Loans with Loan-to-Value Ratios greater than 80% at the time of origination will be covered by a Primary Mortgage Insurance Policy. The combined Loan-to-Value Ratio at origination (the "CLTV") of any Mortgage Loan represents the ratio of (A) the sum of (i) the principal amount of the Mortgage Loan outstanding at origination of such Mortgage Loan plus (ii) the principal amount of the second lien financing of the related Mortgaged Premises outstanding at the origination of such Mortgage Loan divided by (B) (i) in the case of a purchase, the lesser of the original selling price of the related Mortgage Premises and its appraised value at the time of such purchase or (ii) in the case of a refinance, the appraised value of the related Mortgaged Premises at the time of such refinance.

         At origination, approximately 49 Mortgage Loans (representing approximately 7.43% of the aggregate principal balance of the Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage, approximately 32 Group I Mortgage Loans (representing approximately 7.67% of the aggregate principal balance of the Group I Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage, and approximately 17 Group II Mortgage Loans (representing approximately 7.08% of the aggregate principal balance of the Group II Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage.

         With respect to approximately 509 Mortgage Loans (representing approximately 49.40% of the aggregate principal balance of the Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 247 of the Mortgage Loans (representing approximately 34.22% of the aggregate principal balance of the Mortgage Loans) were rate and term refinancings and approximately 182 of the Mortgage Loans (representing approximately 16.37% of the aggregate principal balance of the Mortgage Loans) were equity take-out refinancings. With respect to approximately 367 Group I Mortgage Loans (representing approximately 44.02% of the aggregate principal balance of the Group I Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 165 of the Group I Mortgage Loans (representing approximately 32.58% of the aggregate principal balance of the Group I Mortgage Loans) were rate and term refinancings and approximately 168 of the Group I Mortgage Loans (representing approximately 23.40% of the aggregate principal balance of the Group I Mortgage Loans) were equity take-out refinancings. With respect to approximately 142 Group II Mortgage Loans (representing approximately 57.28% of the aggregate principal balance of the Group II Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 82 of the Group II Mortgage Loans (representing approximately 36.63% of the aggregate principal balance of the Group II Mortgage Loans) were rate and term refinancings and approximately 14 of the Group II Mortgage Loans (representing approximately 6.09% of the aggregate principal balance of the Group II Mortgage Loans) were equity take-out refinancings.

         The tables below set forth certain characteristics of the Mortgage Pool and the Mortgage Loan Groups as of the Cut-off Date, including the number, aggregate principal balance and percentage of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date of such Mortgage Loans relative to the aggregate principal balance of all of the Mortgage Loans or of all Mortgage Loans in the related Mortgage Loan Group, as applicable). As used herein, "principal balance" with respect to the Mortgage Loans refers to the "Scheduled Principal Balance" (as defined in the Prospectus) of the referenced Mortgage Loans. The sum of the amounts and the percentages in the table below may not equal the totals due to rounding.

                      LOAN-TO-VALUE RATIOS AT ORIGINATION
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                     Number                   Aggregate               Mortgage Loans by
Loan-to-Value Ratios at                           of Mortgage                 Principal              Aggregate Principal
Origination (%)                                      Loans                     Balance                     Balance
60.00 or less............................               84                $ 18,414,532                     10.47%
60.01-65.00..............................               44                   8,596,579                       4.89
65.01-70.00..............................              100                  15,738,480                       8.94
70.01-75.00..............................              169                  32,522,290                      18.48
75.01-80.00..............................              360                  69,657,539                      39.59
80.01-85.00..............................               12                   2,555,886                       1.45
85.01-90.00..............................              129                  19,418,305                      11.04
90.01-95.00..............................               40                   9,054,968                       5.15
                                                      ----
         Total...........................              938                $175,958,578                    100.00%
                                                       ===                 ===========                    ======

---------------

(1) As of the Cut-Off Date, the weighted average Loan-to-Value-Ratio at origination of all Mortgage Loans is expected to be approximately 75.64%.


                                   NOTE RATES
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                    Aggregate               Mortgage Loans by
                                                  of Mortgage                 Principal              Aggregate Principal
             Note Rates (%)                          Loans                     Balance                     Balance
7.250-7.500..............................               24                $   7,162,189                      4.07%
7.501-7.750..............................               38                   11,739,613                       6.67
7.751-8.000..............................              108                   31,252,214                      17.76
8.001-8.250..............................              102                   24,244,552                      13.78
8.251-8.500..............................              140                   29,088,992                      16.53
8.501-8.750..............................              169                   25,057,134                      14.24
8.751-9.000..............................              200                   28,051,482                      15.94
9.001-9.250..............................              112                   14,473,243                       8.23
9.251-9.500..............................               38                    4,263,878                       2.42
9.501-9.750..............................                6                      537,199                       0.31
9.751-10.000.............................                1                       88,082                       0.05
                                                     -----                -------------                    -------
         Total...........................              938                 $175,958,578                    100.00%
                                                      ====                  ===========                    ======

---------------

(1) As of the Cut-off Date, the weighted average Note Rate of all the Mortgage Loans is expected to be approximately 8.441%.

                            GEOGRAPHIC DISTRIBUTION
                            OF ALL MORTGAGE LOANS(1)

                                                                                                         Percentage of
                                                     Number                    Aggregate               Mortgage Loans by
                                                  of Mortgage                  Principal              Aggregate Principal
                Location                             Loans                      Balance                     Balance
Arizona..................................               37                  $  5,995,914                   3.41%
Arkansas.................................                1                        92,747                    0.05
California(2)............................              263                    70,219,661                   39.91
Colorado.................................               38                     5,322,766                    3.03
Connecticut..............................                5                     1,234,554                    0.70
Delaware.................................                1                       127,748                    0.07
District of Columbia.....................                1                       174,400                    0.10
Florida..................................               56                     5,897,397                    3.35
Georgia..................................                7                       704,229                    0.40
Hawaii...................................               12                     3,251,593                    1.85
Idaho....................................               19                     2,397,228                    1.36
Illinois.................................               13                     2,202,069                    1.25
Indiana..................................                7                     1,158,302                    0.66
Kansas...................................                1                       153,598                    0.09
Kentucky.................................                5                       344,044                    0.20
Louisiana................................               18                     2,500,397                    1.42
Maine....................................                2                       162,404                    0.09
Maryland.................................               21                     3,715,223                    2.11
Massachusetts............................               41                     7,690,402                    4.37
Michigan.................................               37                     4,223,955                    2.40
Minnesota................................               13                     1,830,132                    1.04
Mississippi..............................                1                       159,903                    0.09
Missouri.................................                8                     1,258,605                    0.72
Montana..................................                1                       500,000                    0.28
Nevada...................................               34                     6,253,309                    3.55
New Hampshire............................                5                       345,025                    0.20
New Jersey...............................               31                     7,656,802                    4.35
New Mexico...............................               15                     2,311,769                    1.31
New York.................................                2                       689,328                    0.39
North Carolina...........................                7                     1,048,531                    0.60
Ohio.....................................               19                     1,447,484                    0.82
Oklahoma.................................                1                        65,960                    0.04
Oregon...................................               34                     4,719,685                    2.68
Pennsylvania.............................               25                     4,382,635                    2.49
Rhode Island.............................                4                       294,392                    0.17
South Carolina...........................                2                       162,072                    0.09
Tennessee................................                5                       560,629                    0.32
Texas....................................               83                    13,269,909                    7.54
Utah.....................................               11                     2,292,793                    1.30
Vermont..................................                1                       116,109                    0.07
Virginia.................................               22                     5,078,031                    2.89
Washington...............................               23                     3,308,907                    1.88
Wisconsin................................                6                       637,938                    0.36
                                                      ----
Total....................................              938                  $175,958,578                 100.00%
                                                       ===                   ===========                 ======

---------------
(1) No more than 1.82% of the Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 0.64% of the Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 16.48% and 15.16%, respectively, of the Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Occupancy Type                                     Loans                      Balance                      Balance
Owner Occupied..........................            628                   $146,031,043                    82.99%
Investor................................            298                     28,361,900                    16.12
Second Home.............................             12                      1,565,635                     0.89
                                                   ----                   ------------                   ------
         Total..........................            938                   $175,958,578                   100.00%
                                                    ===                    ===========                   ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.


                        DOCUMENTATION FOR MORTGAGE LOANS
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Type of Program                                    Loans                      Balance                      Balance
Full....................................            373                   $ 78,598,523                    44.67%
Alternate...............................            219                     42,558,724                    24.19
Limited.................................            218                     36,449,142                    20.71
No Ratio................................            128                     18,352,188                    10.43
         Total..........................            938                   $175,958,578                   100.00%
                                                    ===                    ===========                   ======

-------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.

                           TYPE OF MORTGAGED PREMISES
                             OF ALL MORTGAGE LOANS

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
                                                 of Mortgage                 Principal               Aggregate Principal
Property Type                                       Loans                     Balance                      Balance
Single Family............................           576                   $111,123,553                    63.15%
Planned Unit Development
 (PUD)...................................            19                      2,238,827                     1.27
Deminimus PUD............................           162                     40,822,464                    23.20
Condominium..............................            36                      5,311,763                     3.02
Two-family...............................            66                      7,367,052                     4.19
Three-family.............................            27                      3,264,209                     1.86
Four-family..............................            52                      5,830,711                     3.31
                                                   ----                   ------------                   ------
         Total...........................           938                   $175,958,578                   100.00%
                                                    ===                    ===========                   ======

                           CURRENT PRINCIPAL BALANCES
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current                                 of Mortgage                 Principal               Aggregate Principal
Principal Balances                                  Loans                     Balance                      Balance
$0.01-100,000............................           315                   $ 22,081,073                    12.55%
100,000.01-150,000.......................           142                     17,418,774                     9.90
150,000.01-200,000.......................           111                     19,213,431                    10.92
200,000.01-250,000.......................           115                     26,631,601                    15.14
250,000.01-300,000.......................           114                     31,537,360                    17.92
300,000.01-350,000.......................            48                     15,511,479                     8.82
350,000.01-400,000.......................            37                     13,854,956                     7.87
400,000.01-450,000.......................            17                      7,270,993                     4.13
450,000.01-500,000.......................            15                      7,102,612                     4.04
500,000.01-550,000.......................             3                      1,528,300                     0.87
550,000.01-600,000.......................             5                      2,936,877                     1.67
600,000.01-650,000.......................            12                      7,663,476                     4.36
650,000.01-700,000.......................             1                        699,576                     0.40
750,000.01-800,000.......................             1                        769,678                     0.44
800,000.01-850,000.......................             1                        838,952                     0.48
850,000.01-900,000.......................             1                        899,441                     0.51
                                                   ----                   ------------                   ------
         Total...........................           938                   $175,958,578                   100.00%
                                                    ===                    ===========                   ======

-----------------

(1) As of the Cut-off Date, the average current aggregate principal balance is expected to be approximately $187,589.


                       REMAINING TERM TO STATED MATURITY
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
240......................................              2                   $    259,000                     0.15%
354......................................              1                        291,415                     0.17
355......................................              1                        358,976                     0.20
356......................................              5                        998,480                     0.57
357......................................             56                     10,633,731                     6.04
358......................................            309                     54,606,095                    31.03
359......................................            323                     61,600,511                    35.01
360......................................            241                     47,210,369                    26.83
                                                     ---                   ------------                   ------
         Total...........................            938                   $175,958,578                   100.00%
                                                     ===                    ===========                   ======

-----------------

(1) As of the Cut-off Date, the weighted average remaining term to maturity of all Mortgage Loans is expected to be approximately 358.63 months.

                     LOAN-TO-VALUE RATIOS AT ORIGINATION OF
                         THE GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                     Number                   Aggregate               Mortgage Loans by
Loan-to-Value Ratios at                           of Mortgage                 Principal              Aggregate Principal
Origination (%)                                      Loans                     Balance                     Balance
60.00 or less............................              65               $   10,067,805                     9.63%
60.01-65.00..............................              36                    6,629,364                     6.34
65.01-70.00..............................              87                   11,874,007                    11.36
70.01-75.00..............................             127                   19,627,662                    18.78
75.01-80.00..............................             267                   42,444,862                    40.61
80.01-85.00..............................               7                    1,379,355                     1.32
85.01-90.00..............................              96                    9,934,359                     9.50
90.01-95.00..............................              15                    2,570,129                     2.46
                                                     ----                 ------------                   ------
         Total...........................             700                 $104,527,543                   100.00%
                                                      ===                  ===========                   ======

-----------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group I Mortgage Loans is expected to be 74.87%.


                                 NOTE RATES OF
                         THE GROUP I MORTGAGE LOANS(1)

                                                                                                          Percentage of
                                                     Number                     Aggregate               Mortgage Loans by
                                                   of Mortgage                  Principal              Aggregate Principal
Note Rates (%)                                        Loans                      Balance                     Balance
7.500-7.750..............................                5                 $   1,377,040                      1.32%
7.751-8.000..............................               17                     4,140,312                      3.96
8.001-8.250..............................               56                    10,876,915                     10.41
8.251-8.500..............................              110                    19,487,274                     18.64
8.501-8.750..............................              161                    23,029,351                     22.03
8.751-9.000..............................              194                    26,254,249                     25.12
9.001-9.250..............................              112                    14,473,243                     13.85
9.251-9.500..............................               38                     4,263,878                      4.08
9.501-9.750..............................                6                       537,199                      0.51
9.751-10.000.............................                1                        88,082                      0.08
                                                      ----
         Total...........................              700                  $104,527,543                    100.00%
                                                       ===                   ===========                    ======

-----------------

(1) As of the Cut-off Date, the weighted average Note Rate of the Group I Mortgage Loans is approximately 8.727%.

                           GEOGRAPHIC DISTRIBUTION OF
                         THE GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                      Number of              Aggregate                Mortgage Loans by
                                                       Mortgage              Principal               Aggregate Principal
                    Location                            Loans                 Balance                      Balance
Arizona.........................................             26                $  3,019,821                        2.89%
Arkansas........................................              1                      92,747                        0.09
California(2)...................................            151                  35,526,024                       33.99
Colorado........................................             33                   3,911,015                        3.74
Connecticut.....................................              3                     498,646                        0.48
Delaware........................................              1                     127,748                        0.12
District of Columbia............................              1                     174,400                        0.17
Florida.........................................             53                   5,239,624                        5.01
Georgia.........................................              7                     704,229                        0.67
Hawaii..........................................             11                   2,873,822                        2.75
Idaho...........................................             19                   2,397,228                        2.29
Illinois........................................             11                   1,523,957                        1.46
Indiana.........................................              5                     638,742                        0.61
Kansas..........................................              1                     153,598                        0.15
Kentucky........................................              5                     344,044                        0.33
Louisiana.......................................             15                   1,716,469                        1.64
Maine...........................................              2                     162,404                        0.16
Maryland........................................             13                   1,604,129                        1.53
Massachusetts...................................             32                   4,989,423                        4.77
Michigan........................................             34                   3,433,174                        3.28
Minnesota.......................................             10                   1,115,217                        1.07
Mississippi.....................................              1                     159,903                        0.15
Missouri........................................              5                     474,241                        0.45
Nevada..........................................             28                   4,130,596                        3.95
New Hampshire...................................              5                     345,025                        0.33
New Jersey......................................             12                   2,205,525                        2.11
New Mexico......................................             12                   1,519,469                        1.45
North Carolina..................................              7                   1,048,531                        1.00
Ohio............................................             19                   1,447,484                        1.38
Oklahoma........................................              1                      65,960                        0.06
Oregon..........................................             31                   3,855,847                        3.69
Pennsylvania....................................             17                   2,151,420                        2.06
Rhode Island....................................              4                     294,392                        0.28
South Carolina..................................              2                     162,072                        0.16
Tennessee.......................................              4                     308,629                        0.30
Texas...........................................             69                   9,194,154                        8.80
Utah............................................             10                   1,933,817                        1.85
Vermont.........................................              1                     116,109                        0.11
Virginia........................................             12                   1,940,138                        1.86
Washington......................................             20                   2,289,832                        2.19
Wisconsin.......................................              6                     637,938                        0.61
                                                           ----
Total...........................................            700                $104,527,543                      100.00%
                                                            ===                 ===========                      ======

-----------------
(1) No more than 3.07% of the Group I Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 0.85% of the Group I Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 10.90% and 14.82%, respectively, of the Group I Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                      Percentage of
                                                 Number                  Aggregate                  Mortgage Loans by
                                               of Mortgage               Principal                 Aggregate Principal
Occupancy Type                                    Loans                   Balance                        Balance
Owner Occupied..........................          393                 $ 75,276,191                         72.02%
Investor................................          296                   27,998,217                         26.79
Second Home.............................           11                    1,253,135                          1.20
                                                 ----                 ------------                        ------
         Total..........................          700                 $104,527,543                        100.00%
                                                  ===                  ===========                        ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.


                        DOCUMENTATION FOR MORTGAGE LOANS
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Type of Program                                    Loans                      Balance                      Balance
Full....................................             244                   $ 39,449,617                    37.74%
Alternate...............................             121                     14,098,495                    13.49
Limited.................................             207                     32,627,243                    31.21
No Ratio................................             128                     18,352,188                    17.56
                                                    ----                   ------------                   ------
         Total..........................             700                   $104,527,543                   100.00%
                                                     ===                    ===========                   ======

------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.


                           TYPE OF MORTGAGED PREMISES
                           FOR GROUP I MORTGAGE LOANS

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
                                                 of Mortgage                 Principal               Aggregate Principal
Property Type                                       Loans                     Balance                      Balance
Single Family............................            418                  $ 63,850,393                    61.08%
Planned Unit Development
 (PUD)...................................             17                     1,766,589                     1.69
Deminimus PUD............................             94                    20,457,169                    19.57
Condominium..............................             30                     3,450,768                     3.30
Two-family...............................             64                     6,651,939                     6.36
Three-family.............................             25                     2,519,976                     2.41
Four-family..............................             52                     5,830,711                     5.58
                                                    ----                  ------------                   ------
         Total...........................            700                  $104,527,543                   100.00%
                                                     ===                   ===========                   ======

                           CURRENT PRINCIPAL BALANCES
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current                                 of Mortgage                 Principal               Aggregate Principal
Principal Balances                                  Loans                     Balance                      Balance
$0.01-100,000............................             315                  $ 22,081,073                    21.12%
100,000.01-150,000.......................             140                    17,192,124                    16.45
150,000.01-200,000.......................             104                    17,962,914                    17.18
200,000.01-250,000.......................              45                    10,271,415                     9.83
250,000.01-300,000.......................              33                     9,030,910                     8.64
300,000.01-350,000.......................              15                     4,781,958                     4.57
350,000.01-400,000.......................              16                     6,021,149                     5.76
400,000.01-450,000.......................               9                     3,901,568                     3.73
450,000.01-500,000.......................               6                     2,814,161                     2.69
500,000.01-550,000.......................               3                     1,528,300                     1.46
550,000.01-600,000.......................               4                     2,344,775                     2.24
600,000.01-650,000.......................               8                     5,127,943                     4.91
650,000.01-700,000.......................               1                       699,576                     0.67
750,000.01-800,000.......................               1                       769,678                     0.74
                                                     ----                  ------------                   ------
         Total...........................             700                  $104,527,543                   100.00%
                                                      ===                   ===========                   ======

-----------------
(1) As of the Cut-off Date, the average current aggregate principal balance of the Group I Mortgage Loans is expected to be approximately $149,325.


                       REMAINING TERM TO STATED MATURITY
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
240......................................               2                $      259,000                     0.25%
356......................................               2                       238,735                     0.23
357......................................              31                     3,451,166                     3.30
358......................................             232                    31,951,203                    30.57
359......................................             249                    38,783,869                    37.10
360......................................             184                    29,843,569                    28.55
                                                      ---                  ------------                   ------
         Total...........................             700                  $104,527,543                   100.00%
                                                      ===                   ===========                   ======

-----------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group I Mortgage Loans is expected to be approximately 358.61 months.

                     LOAN-TO-VALUE RATIOS AT ORIGINATION OF
                         THE GROUP II MORTGAGE LOANS(1)

                                                                                                         Percentage of
                                                        Number                  Aggregate              Mortgage Loans by
                                                      of Mortgage               Principal             Aggregate Principal
Loan-to-Value Ratios at Origination (%)                  Loans                   Balance                    Balance
60.00 or less..................................           19                $ 8,346,727                     11.69%
60.01-65.00....................................            8                  1,967,214                      2.75
65.01-70.00....................................           13                  3,864,473                      5.41
70.01-75.00....................................           42                 12,894,627                     18.05
75.01-80.00....................................           93                 27,212,677                     38.10
80.01-85.00....................................            5                  1,176,531                      1.65
85.01-90.00....................................           33                  9,483,947                     13.28
90.01-95.00....................................           25                  6,484,839                      9.08
                                                        ----
         Total.................................          238                $71,431,034                    100.00%
                                                         ===                 ==========                    ======

-----------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group II Mortgage Loans is expected to be 76.76%.


                                 NOTE RATES OF
                        THE GROUP II MORTGAGE LOANS (1)

                                                                                                          Percentage of
                                                     Number                     Aggregate               Mortgage Loans by
                                                   of Mortgage                  Principal              Aggregate Principal
Note Rates (%)                                        Loans                      Balance                     Balance
7.250-7.500..............................                 24                  $ 7,162,189                     10.03%
7.501-7.750..............................                 33                   10,362,573                     14.51
7.751-8.000..............................                 91                   27,111,902                     37.96
8.001-8.250..............................                 46                   13,367,637                     18.71
8.251-8.500..............................                 30                    9,601,718                     13.44
8.501-8.750..............................                  8                    2,027,783                      2.84
8.751-9.000..............................                  6                    1,797,234                      2.52
                                                        ----
         Total...........................                238                  $71,431,034                    100.00%
                                                         ===                   ==========                    ======

-----------------
(1) As of the Cut-Off Date, the weighted average Note Rate of the Group II Mortgage Loans is expected to be 8.022%.

                           GEOGRAPHIC DISTRIBUTION OF
                         THE GROUP II MORTGAGE LOANS(1)

                                                                                                         Percentage of
                                                          Number of             Aggregate              Mortgage Loans by
                                                           Mortgage             Principal             Aggregate Principal
                      Location                              Loans                Balance                    Balance
Arizona.............................................           11              $ 2,976,093                        4.17%
California(2).......................................          112               34,693,637                       48.57
Colorado............................................            5                1,411,752                        1.98
Connecticut.........................................            2                  735,908                        1.03
Florida.............................................            3                  657,773                        0.92
Hawaii..............................................            1                  377,771                        0.53
Illinois............................................            2                  678,111                        0.95
Indiana.............................................            2                  519,560                        0.73
Louisiana...........................................            3                  783,929                        1.10
Maryland............................................            8                2,111,094                        2.96
Massachusetts.......................................            9                2,700,979                        3.78
Michigan............................................            3                  790,781                        1.11
Minnesota...........................................            3                  714,915                        1.00
Missouri............................................            3                  784,364                        1.10
Montana.............................................            1                  500,000                        0.70
Nevada..............................................            6                2,122,712                        2.97
New Jersey..........................................           19                5,451,276                        7.63
New Mexico..........................................            3                  792,301                        1.11
New York............................................            2                  689,328                        0.97
Oregon..............................................            3                  863,838                        1.21
Pennsylvania........................................            8                2,231,215                        3.12
Tennessee...........................................            1                  252,000                        0.35
Texas...............................................           14                4,075,755                        5.71
Utah................................................            1                  358,976                        0.50
Virginia............................................           10                3,137,893                        4.39
Washington..........................................            3                1,019,075                        1.43
                                                             ----              -----------                      ------
Total...............................................          238              $71,431,034                      100.00%
                                                              ===               ==========                      ======

-----------------
(1) No more than 2.00% of the Group II Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 1.46% of the Group II Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 24.64% and 15.67%, respectively, of the Group II Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                      Percentage of
                                                 Number                  Aggregate                  Mortgage Loans by
                                               of Mortgage               Principal                 Aggregate Principal
Occupancy Type                                    Loans                   Balance                        Balance
Owner Occupied..........................           235                 $ 70,754,852                         99.05%
Investor................................             2                      363,683                          0.51
Second Home.............................             1                      312,500                          0.44
                                                  ----                 ------------                        ------
         Total..........................           238                 $ 71,431,034                        100.00%
                                                   ===                  ===========                        ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.

                        DOCUMENTATION FOR MORTGAGE LOANS
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                       Percentage of
                                                 Number                   Aggregate                  Mortgage Loans by
                                               of Mortgage                Principal                 Aggregate Principal
Type of Program                                   Loans                    Balance                        Balance
Full....................................           129                   $ 39,148,906                       54.81%
Alternate...............................            98                     28,460,229                       39.84
Limited.................................            11                      3,821,899                        5.35
                                                  ----                   ------------                      ------
         Total..........................           238                   $ 71,431,034                      100.00%
                                                   ===                    ===========                      ======

------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.

                           TYPE OF MORTGAGED PREMISES
                          FOR GROUP II MORTGAGE LOANS

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
                                                 of Mortgage                 Principal               Aggregate Principal
Property Type                                       Loans                     Balance                      Balance
Single Family............................            158                  $ 47,273,160                    66.18%
Planned Unit Development
 (PUD)...................................              2                       472,238                     0.66
Deminimus PUD............................             68                    20,365,295                    28.51
Condominium..............................              6                     1,860,996                     2.61
Two-family...............................              2                       715,113                     1.00
Three-family.............................              2                       744,233                     1.04
                                                    ----                  ------------                   ------
         Total...........................            238                  $ 71,431,034                   100.00%
                                                     ===                   ===========                   ======

                           CURRENT PRINCIPAL BALANCES
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current Aggregate                       of Mortgage                 Principal               Aggregate Principal
Principal Balances                                  Loans                     Balance                      Balance
100,000.01-150,000.......................               2                  $    226,650                     0.32
150,000.01-200,000.......................               7                     1,250,518                     1.75
200,000.01-250,000.......................              70                    16,360,186                    22.90
250,000.01-300,000.......................              81                    22,506,450                    31.51
300,000.01-350,000.......................              33                    10,729,521                    15.02
350,000.01-400,000.......................              21                     7,833,807                    10.97
400,000.01-450,000.......................               8                     3,369,425                     4.72
450,000.01-500,000.......................               9                     4,288,451                     6.00
550,000.01-600,000.......................               1                       592,102                     0.83
600,000.01-650,000.......................               4                     2,535,533                     3.55
800,000.01-850,000.......................               1                       838,952                     1.17
850,000.01-900,000.......................               1                       899,441                     1.26
                                                     ----                  ------------                   ------
         Total...........................             238                  $ 71,431,034                   100.00%
                                                      ===                   ===========                   ======

-----------------

(1) As of the Cut-off Date, the average current aggregate principal balance of the Group II Mortgage Loan is expected to be approximately $300,130.


                       REMAINING TERM TO STATED MATURITY
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
354......................................               1                   $   291,415                     0.41%
355......................................               1                       358,976                     0.50
356......................................               3                       759,745                     1.06
357......................................              25                     7,182,565                    10.06
358......................................              77                    22,654,892                    31.72
359......................................              74                    22,816,642                    31.94
360......................................              57                    17,366,800                    24.31
                                                      ---                  ------------                   ------
         Total...........................             238                  $ 71,431,034                   100.00%
                                                      ===                    ==========                   ======

-----------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group II Mortgage Loans is expected to be approximately 358.65 months.

Underwriting Standards

         General. The underwriting guidelines utilized in the "Flex Series Program," as developed by the Loan Seller, are intended to assess the borrower's ability and willingness to repay the mortgage loan obligation and to assess the adequacy of the mortgaged property as collateral for the mortgage loan. The underwriting guidelines utilized in the Flex Series Program are generally less restrictive than the standards set forth by FHLMC and FNMA, particularly with respect to loan-to-value ratios, borrower income, required documentation, borrower occupancy of the mortgaged property and/or property types. The Flex Series Program is designed to meet the needs of borrowers with good credit. The Flex Series Program consists of two mortgage loan programs. Each program has different loan amounts, reserve requirements, debt service-to-income ratios and Loan-to-Value Ratio restrictions. The "Gold Flex Program" is more restrictive with less credit risk than Flex Extra. The "Flex Extra Program" offers higher loan amounts, investor properties to 90% Loan-to-Value Ratios and expanded underwriting guidelines. Flex Extra allows for less restrictive standards with certain compensating or offsetting factors such as a lower Loan-to-Value Ratio, greater liquid assets, job stability and in the case of refinance mortgage loans, length of time owning the mortgaged property. The philosophy of the Flex Series Program is that no single borrower characteristic should automatically determine whether an application for a mortgage loan should be approved or disapproved. Lending decisions are based on a risk analysis assessment after the review of the entire mortgage loan file. Each mortgage loan is individually underwritten with emphasis placed on the overall quality of the mortgage loan.

         Under the Flex Series Program, the Loan Seller underwrites one- to four-family mortgage loans with Loan- to-Value Ratios at origination of up to 95%. The Loan Seller's Gold Flex Program underwriting guidelines for purchase money or rate/term refinance loans secured by primary residences generally allow Loan-to-Value Ratios at origination of up to 95% for mortgage loans with original principal balances of up to $300,000, up to 90% for mortgage loans with original principal balances of up to $400,000, up to 75% for mortgage loans with original principal balances of up to $650,000 and up to 60% for mortgage loans with original principal balances of up to $1,000,000, depending on, among other things, a borrower's credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property. The Loan Seller's Flex Extra Program underwriting guidelines for purchase money or rate/term refinance loans secured by primary residences generally allow Loan-to-Value Ratios at origination of up to 95% for mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $500,000, up to 80% for mortgage loans with original principal balances of up to $650,000 and up to 70% for mortgage loans with original principal balances of up to $1,500,000, depending on, among other things, a borrower's credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property. Under the Gold Flex Program and the Flex Extra Program, for cash-out refinance loans, the maximum Loan-to-Value Ratio generally is 75% and 80%, respectively, and the maximum "cash out" amount permitted is based in part on the Loan-to-Value Ratio of the related mortgage loan. The Loan Seller generally does not provide cash-out refinance mortgage loans with original principal balances in excess of $650,000 with a maximum Loan-to-Value Ratio of 50% and $1,500,000 with a maximum Loan-to-Value Ratio of 65% with respect to the Gold Flex Program and Flex Extra Program, respectively. Second lien financing of the mortgaged properties may be provided by lenders other than the Seller at origination; however, the CLTV generally may not exceed 95% for mortgage loan amounts up to $400,000 in the Flex Extra Program and 95% for mortgage loan amounts above $300,000 in the Gold Flex Program. The mortgage loans in the Flex Series Program generally bear rates of interest that are greater than those which are originated in accordance with FHLMC and FNMA standards. In general, the maximum amount for mortgage loans originated under the Gold Flex Program is $1,000,000 and under the Flex Extra Program is $1,500,000; however, the Loan Seller may approve mortgage loans with strong compensating factors in excess of such amount on a case-by-case basis.

         All of the mortgage loans originated under the Flex Series Program are underwritten by employees of or independent contractors for the Loan Seller. All of the Flex Series Program mortgage loans with Loan-to-Value Ratios at origination in excess of 80% are insured by a Primary Mortgage Insurance Policy insuring a portion of the balance of the mortgage loan generally equal to the product of the original principal balance of such mortgage loan and a fraction, the numerator of which is the excess of the original principal balance of such mortgage loan over 75% of the lesser of the appraised value and selling price of the related mortgaged property and the denominator of which is the original principal balance of the related mortgage loan plus accrued interest thereon and related foreclosure expenses. No such primary mortgage guaranty insurance policy will be required with respect to any such mortgage loan after the date on which the related Loan-to-Value Ratio decreases to 80% or less or, based upon a new appraisal, the principal balance of such mortgage loan represents 80% or less of the new appraised value. All of the insurers which have issued primary mortgage guaranty insurance policies with respect to the Mortgage Loans meet FNMA's or FHLMC's standards or are acceptable to the Rating Agencies.

         Debt Service-to-Income Ratios. The debt service-to-income ratios utilized in the Flex Series Program generally exceed those of FNMA or FHLMC. In determining whether a prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligation on the proposed mortgage loan and (ii) to meet monthly housing expenses and other financial obligations including the borrower's monthly obligations on the proposed mortgage loan, the Loan Seller generally considers the ratio of such amounts to the proposed borrower's acceptable stable monthly gross income. Such ratios vary depending on a number of underwriting criteria, including Loan-to-Value Ratios, and are determined on a loan-by-loan basis, but generally do not exceed 38%-40%.

         Full/Alternative Documentation, Limited Documentation and "No Ratio" Flex Series Programs. Each prospective borrower completes a mortgage loan application which includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Loan Seller requires a credit report on each applicant from a credit reporting company. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments.

         The Flex Series Program allows for approval of an application pursuant to the (a) Full/Alternative Documentation Program, (b) the Limited Documentation Program, or (c) the "No Ratio" Program. The Full/Alternative Documentation Program requires the following documents: (i) Uniform Residential Loan Application (FNMA Form 1003 or FHLMC Form 65), (ii) Statement of Assets and Liabilities (FNMA Form 1003A or FHLMC 65A), (iii) A tri-merged credit report (generally from three separate repositories) and/or a standard factual data credit report, (iv) Verification of Employment Form (or federal tax returns for self-employed borrowers) providing a complete two year employment history, (v) Verification of Deposit Form for all liquid assets, verifying minimum cash reserves based upon the Loan-to-Value Ratio and borrower's income, and (vi) a Uniform Residential Appraisal Report (FNMA Form 1004 or FHLMC Form 70). The Full/Alternative Documentation Program allows for the use of certain alternative documents in lieu of the Verification of Deposit Form and Verification of Employment Form. These include W-2 Statements, tax returns and one pay check from the most recent full month for verification of income and the most recent three months personal bank statements for verification of liquid assets. In addition, self-employed borrowers must provide federal tax returns for the previous two to three years, including K-l's, federal business tax returns for two years, year-to-date financial statements, a business credit report and a signed IRS Form 4506 (Request for Copy of Tax Returns).

         Under the Limited Documentation Program, which is available to borrowers in every Flex Series Program, the Loan Seller obtains from prospective borrowers either a verification of deposit or bank statements for the most recent two-month period preceding the mortgage loan application. Under these programs the borrower provides income information on the mortgage loan application, and the debt service-to-income ratio is calculated. However, income is not verified. Mortgage loans underwritten under the Limited Documentation Program are limited to borrowers with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion. Permitted maximum Loan-to-Value Ratios (including secondary financing) under the Limited Documentation generally is limited.

         Loans originated under the Limited Documentation Program include cash-out refinance loans and mortgage loans secured by investor-owned properties. Permitted maximum Loan-to- Value Ratios (including secondary financing) under the Limited Documentation Program, which range up to 90%, are more restrictive than under the Full Documentation Program or the Alternative Documentation Program.

         The Flex Series Program also allows for approval of applications pursuant to the "No Ratio" Program. The "No Ratio" Program, available to borrowers in the Flex Extra Program, is designed for a mortgage loan which requires a minimum 20% down payment from the borrower with employment information, but no income information, stated on the application (and, therefore, the debt service-to-income ratio is not calculated). The certification of assets is confirmed by written verification of deposits and supported by bank statements. With respect to the "No Ratio" Program, a mortgage loan with a Loan-to-Value Ratio at origination in excess of 80% is not eligible.

         Under the Full/Alternative Documentation Program the Loan Seller may verbally verify the borrower's employment prior to closing and under the Limited Documentation and "No Ratio" Programs the Loan Seller does verbally verifies the borrower's employment prior to closing. Credit history, collateral quality and the amount of the down payment are important factors in evaluating a mortgage loan submitted under the Limited Documentation Programs. In addition, in order to qualify for a Limited Documentation Program, a mortgage loan must conform to certain criteria regarding maximum loan amount, property type and occupancy status. Mortgage loans having a Loan-to-Value Ratio at origination in excess of 70% with respect to the Gold Flex and 80% with respect to the Flex Extra and, with respect to Gold Flex, mortgage loans on mortgaged property used as a second or vacation home by the prospective borrowers are not eligible for the Limited Documentation Program. In general, the maximum loan amount for mortgage loans underwritten in accordance with the Limited Documentation Program is $650,000 with respect to the Gold Flex Program and $300,000 with respect to the Flex Extra Program for purchase transactions and rate-term transactions and, with respect to the Gold Flex Program, a maximum loan amount of $650,000 for cash out refinance transactions. Secondary financing is allowed in the origination of the Limited Documentation Program but must meet the CLTV requirements described above and certain other requirements for subordinate financing. Secondary financing is not allowed in the case of the "No Ratio" Program. In all cases, liquid assets are verified and must support the level of income of the borrower as stated in proportion to the type of employment of the borrower. Full Documentation is requested by the underwriter if it is the judgment of the underwriter that the compensating factors are insufficient for loan approval.

         Credit History. Under all Flex Series Programs, a FICO Score is obtained from two to three major credit repositories. "FICO Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness. FICO Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The FICO Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that FICO Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, FICO Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Score does not take into consideration the affect of mortgage loan characteristics on the probability of repayment by the borrower. Additionally, the Loan Seller may utilize an AQI mortgage score, created from the risk analysis platform of PMI Mortgage Insurance Co. ("PMI"). Credit risk analysis tools, such as FICO and AQI, are utilized to create representative risk scores on each mortgage loan. Generally, these scores have demonstrated predictable patterns of repayment expectations from borrowers based upon the combination of variables from many loan characteristics as measured by statistical models.

         For all Gold Flex mortgage loans, a FICO Score of 675 is required. FICO Scores below 675 generally are allowed with compensating factors, one of which may be an acceptable AQI score as determined by PMI and the Loan Seller.

         For all Flex Extra mortgage loans, a FICO Score of 660 with exemplary credit references from the borrower is required. FICO Scores below 660 with satisfactory credit references will be considered as well with compensating factors, one of which may be an acceptable AQI score as determined by PMI and the Loan Seller. If a FICO Score is not available or obtainable, a satisfactory AQI score is required.

         Generally, the minimum allowable FICO Score is 620. However, on a limited case by case basis, with significant compensating factors, lower FICO Scores may be considered.

         The Flex Series Program further defines an acceptable credit history as one that might include isolated derogatory items provided that the borrower supplies a satisfactory written explanation or the circumstances causing such derogatory items. Loans underwritten under the Limited Documentation Flex Series Program must have at least two years of established credit history on at least three open accounts where the accounts have been paid according to their terms. Judgments, bankruptcies, tax liens or foreclosures generally will require that the mortgage loan be underwritten under the Full Documentation Flex Series Program.

         In general, borrowers may not have more than two thirty-day and no sixty-day late payments within the past twenty-four months on any revolving credit account; a maximum of two thirty-day late payments within the past twenty-four months on any installment credit account and a maximum of one thirty-day late payments on previous mortgage loans within the past twelve months. All bankruptcies must be at least twenty-four months old under the Gold Flex Program and thirty-six months old under the Flex Extra Program, fully discharged and the borrower must have re-established satisfactory credit.

         For equity take-out refinances under the Full Documentation Flex Series Program with Loan-to-Value Ratios in excess of 75% with respect to the Gold Flex Program and 80% with respect to the Flex Extra Program, no late payments on previous mortgage loans are allowed. No late payments on previous mortgage loans are allowed on equity take-out refinances under the Limited Documentation Flex Series Program.

         Quality Control. The Loan Seller performs a post-funding audit on a statistical percentage of all Flex Series Program mortgage loans. This audit includes a review for compliance with Flex Series Program parameters and accuracy of the legal documents. In a selected audit, the Loan Seller performs a complete re-verification of employment, income and liquid assets used to qualify for such mortgage loan. Such review also includes procedures intended to detect evidence of fraudulent documentation and/or imprudent activity during the processing of the mortgage loan. Verification of occupancy and applicable information is made by regular mail. Additionally, the Loan Seller will conduct pre-funding quality assurance audits of selected Flex Series Program mortgage loans. In a selected pre-funding audit the Loan Seller performs a complete re-verification of employment, income and liquid assets used to qualify for such mortgage loan.

         Appraisals. One- to four-family residential properties that are to secure Flex Series Program mortgage loans are appraised by independent appraisers who are approved by the Loan Seller. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to FNMA and FHLMC. As part of the Loan Seller's quality control procedures, either field or desk appraisal reviews are obtained on 10% of all mortgage loans originated under the Flex Series Program. Selected mortgage loans will also be reviewed for compliance and document accuracy. Desk reviews, field appraisals and/or additional full appraisals may be required on those mortgage loans originated under the Flex Series Program with greater risk characteristics such as higher loan amounts, non-owner occupied properties, second home properties, cash-out refinance mortgage loans and whenever in the underwriter's judgment it is necessary to reverify the appraised value of the property.

         Variations. The Loan Seller uses the foregoing parameters as guidelines only. On a case-by-case basis, the Loan Seller may determine that the prospective mortgagor warrants an exception outside the standard Flex Series Program guidelines. An exception may be allowed if the loan application reflects certain compensating factors, including: (i) the prospective mortgagor has demonstrated an ability to save and devote a greater portion of income to basic housing needs;

(ii) the prospective mortgagor may have a potential for increased earnings and advancement because of education or special job training, even if the prospective mortgagor has just entered the job market; (iii) the prospective mortgagor has demonstrated an ability to maintain a debt free position; (iv) the prospective mortgagor may have short term income that is verifiable but could not be counted as stable income because it does not meet the remaining term requirements; and (v) the prospective mortgagor's net worth is substantial enough to suggest that repayment of the loan is within the prospective mortgagor's ability.


                         ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the Mortgage Loans and Mortgaged Premises is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Offered Securities, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Seller deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Securities.

         A Current Report on Form 8-K will be available to purchasers of the Offered Securities and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Securities. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in such Current Report on Form 8-K.


                            THE LOAN SELLER

         The information set forth in the following paragraphs has been provided by the Loan Seller. Neither the Seller, DLJMCI, the Underwriter, the Trustee, nor any of their respective affiliates have made or will make any representation as to the accuracy or completeness of the information provided by the Loan Seller.

         North American Mortgage Company (the "Loan Seller" or "NAMC"), a Delaware corporation, is among one of the nation's largest independent mortgage bankers. The common and preferred stock of the Loan Seller are registered under the Securities Act of 1933 and quoted on the New York Stock Exchange. The Loan Seller is subject to the reporting requirements of the Securities and Exchange Act of 1934, and in accordance therewith, files reports and other information with the Commission. Copies of such materials may be obtained at prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, or by mailing a written request to the corporate secretary of the Loan Seller at 3883 Airway Drive, Santa Rosa, California 95403.

         The Loan Seller originates, acquires, sells and services mortgage loans which are principally first-lien mortgage loans secured by single (one- to four-) family residences. The Loan Seller also sells the servicing rights associated with a portion of such mortgage loans.

         The Loan Seller originates mortgage loans through wholesale, retail, and telemarketing. Substantially all mortgage loans originated by the Loan Seller through such sources are underwritten, funded and closed by the Loan Seller. During 1996, the Loan Seller originated approximately $9.5 billion in mortgage loans. As of March 31, 1997, the Loan Seller's largest mortgage loan origination markets were in California, Texas, Minnesota, Florida and Arizona. As of March 31, 1997, the Loan Seller operated 107 origination offices located in 31 states.

         The Loan Seller customarily sells all of the mortgage loans it originates, generally retaining the right to service such loans. The Loan Seller sells the majority of the conventional mortgage loans it originates under purchase and guarantee programs sponsored by FHLMC and FNMA. The Loan Seller's mortgage loans insured by FHA or partially guaranteed by VA or the Farmers Home Administration are pooled to form GNMA securities. The Loan Seller sells FNMA, FHLMC and GNMA securities to investment banking firms that are usually primary dealers in government securities. Mortgage loans not conforming to requirements of such agencies are sold to private institutional investors.

         The Loan Seller also engages in mortgage loan servicing, which includes the processing of mortgage loan payments and the administration of mortgage loans. The primary source of servicing is from mortgage loans it has originated and sold. At March 31, 1997, the Loan Seller's loan servicing portfolio totaled $12.5 billion. See "Pooling and Servicing Agreement -- The Master Servicer" herein.

         In addition to its mortgage banking activity, the Loan Seller wholly owns an insurance agency known as North American Mortgage Insurance Services ("NAMIS"). NAMIS is a California corporation that offers a full range of insurance products in most states where the Loan Seller originates mortgage loans.

         At March 31, 1997, the Loan Seller had approximately 2,971 employees. The Loan Seller's executive offices are located at 3883 Airway Drive, Santa Rosa, California 95403, and its telephone number is (707) 546- 3310.

         No person other than the Loan Seller is obligated with respect to the representations and warranties respecting the Mortgage Loans and the remedies for any breach thereof. See "Pooling and Servicing Agreement -- Assignment of Mortgage Loans" herein.

         It is anticipated that the Loan Seller will be the initial holder of all of the Class B-6 Securities. The Loan Seller may sell the Class B-6 Securities at any time, subject to certain conditions set forth in the Pooling and Servicing Agreement.


                     DESCRIPTION OF THE SECURITIES

General

         The Securities will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of the Cut-off Date between FASI, as Seller, North American Mortgage Corporation, as Loan Seller and Master Servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). Copies of the Pooling and Servicing Agreement will be available following the Closing Date from the Master Servicer and will be filed with the Commission within 15 days of the Closing Date. See "The Trust Agreements" in the Prospectus.

         The Securities will represent in the aggregate all the beneficial ownership in the Trust established by the Seller, into which the Mortgage Loans will be deposited. The Trust also will include: (i) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the one or more Custodial Accounts established by the Master Servicer for the collection of payments on the Mortgage Loans and in the Excess Proceeds Account and the Security Account (each as established under the Pooling and Servicing Agreement) and as belonging to the Trust, (ii) property acquired by foreclosure of such Mortgage Loans or by deed in lieu of foreclosure, and (iii) any applicable hazard insurance policies, any applicable primary mortgage insurance policies, any other applicable insurance policies and all proceeds thereof.

         Distributions on the Offered Securities will be made on each Distribution Date, commencing in May 1997, to Securityholders of record on the immediately preceding Record Date.

         The Senior Securities (with the exception of the Strip, Principal Only and Residual Securities) will be Book- Entry Securities. Distributions on the Book-Entry Securities will be made by or on behalf of the Trustee to DTC (as described below) by wire transfer. The Strip, Principal Only, Residual and Subordinate Securities will be issued in certificated, fully-registered form. Distributions on the Offered Securities that are issued in certificated form will be made to each registered holder entitled thereto, either (i) by check mailed to the address of such Securityholder as it appears on the books of the Trustee or (ii) at the request, submitted to the Trustee in writing at least five business days prior to the related Record Date, of any holder of such an Offered Security having an initial Security Principal Balance of not less than $1,000,000 (or, with respect to a Strip Security or a Class FXA-9 Security, an initial Notional Amount of not less than $1,000,000), by wire transfer in immediately available funds, provided, that the final distribution in respect of any Offered Security will be made only upon presentation and surrender of such Security at the Corporate Trust Office of the Trustee. See "Pooling and Servicing Agreement -- The Trustee" herein.

         The Class FXA-5, Class FXA-6, Class FXA-7, Class A-2, Class A-3 and Principal Only Securities will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class FXA- 1, Class FXA-2, Class FXA-3, Class FXA-4, Class FXA-8, Class A-1, Class A-4 and Offered Subordinate Securities will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Residual Securities will be issued in minimum denominations of $10 and integral multiples of $1.00 in excess thereof. The Strip Securities and Class FXA-9 Securities will be issued in minimum initial Notional Amounts of $1.00 and integral multiples of $1.00 in excess thereof. In addition, one Security of each Class may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Security Principal Balance of such Class.

         Each of the Class FXA Securities and Class A Securities will be issued as a Book-Entry Security, maintained and transferred on the book-entry records of the DTC and its participants. The Book-Entry Securities will be represented by one or more certificates registered in the name of the nominee of DTC. The Seller has been informed by DTC that DTC's nominee will be Cede. No Beneficial Owner of a Book-Entry Security will be entitled to receive a Definitive Certificate representing such person's interest, except as set forth below under "-- Book-Entry Registration -- Definitive Securities." Unless and until Definitive Certificates are issued for the Book- Entry Securities under the limited circumstances described herein, all references to actions by Securityholders with respect to the Book-Entry Securities shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Securityholders with respect to the Book- Entry Securities shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Securities, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.

Book-Entry Registration

         General. Beneficial Owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the related Book-Entry Securities may do so only through participants and indirect participants. In addition, Beneficial Owners will receive all distributions of principal of and interest on the related Book-Entry Securities through DTC and its participants. Accordingly, Beneficial Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued for the related Book-Entry Securities, it is anticipated that the only registered Securityholder of such Book-Entry Securities will be Cede, as nominee of DTC. Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Securityholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to receive information furnished to Securityholders and to exercise the rights of Securityholders only indirectly through DTC, its participants and indirect participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Securities among participants and to receive and transmit distributions of principal of and interest on such Book-Entry Securities. Participants and indirect participants with which Beneficial Owners have accounts with respect to such Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates evidencing their interests in the Book-Entry Securities, the Rules provide a mechanism by which Beneficial Owners, through their participants and indirect participants, will receive distributions and will be able to transfer their interests in the Book-Entry Securities.

         None of the Seller, DLJMCI, the Loan Seller, the Master Servicer, the Underwriter or the Trustee, or any of their respective affiliates will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Securities held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Definitive Certificates. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Securities -- Book-Entry Procedures."

         Upon the occurrence of an event described in the Prospectus in the second to last paragraph under "Description of the Securities -- Book-Entry Procedures," the Trustee (through DTC) is required to notify participants who have ownership of Book-Entry Securities as indicated on the records of DTC of the availability of Definitive Certificates for their Book-Entry Securities. Upon surrender by DTC of the definitive certificates representing the Book-Entry Securities and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Securities as Definitive Certificates in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Securityholders under the Pooling and Servicing Agreement. Such Definitive Certificates will be issued in minimum denominations of $1,000, except that any certificate that was represented by a Book- Entry Security in an amount less than $1,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Security.

         For additional information regarding DTC and the Book-Entry Securities, see "Description of the Securities -- Book-Entry Procedures" in the Prospectus.

Available Distribution

         The "Available Distribution" for any Distribution Date and either Mortgage Loan Group will equal (a) the sum of (i) the balance on deposit in the Custodial Account relating to such Mortgage Loan Group as of the close of business on the related Determination Date, (ii) all Advances relating to such Mortgage Loan Group made with respect to such Distribution Date and (iii) certain other related amounts to be deposited by the Master Servicer in the Security Account relating to such Mortgage Loan Group, reduced by (b) the sum of
(i) scheduled payments on the Mortgage Loans collected with respect to such Mortgage Loan Group but due after the related Due Date, (ii) reinvestment income on amounts relating to such Mortgage Loan Group in the Custodial Account, (iii) all amounts reimbursable to the Master Servicer, any subservicer, the Trustee or the Seller relating to such Mortgage Loan Group and (iv) any unscheduled payments with respect to such Mortgage Loan Group, including mortgagor prepayments on the Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of the Mortgage Loans in such Mortgage Loan Group, in each case received after the applicable Prepayment Period relating to such Distribution Date. Notwithstanding the foregoing, with respect to the Subordinate Securities and the Residual Securities (after the Security Principal Balance of the Residual Securities has been reduced to zero), "Available Distribution" means, with respect to any Distribution Date, the sum of (x) the Available Distribution for Group I for such Distribution Date, plus (y) the Available Distribution for Group II for such Distribution Date, in each case, after any distributions required to made prior to such Classes of Securities on such Distribution Date as described below under the headings "-- Distributions of Interest" and "-- Distributions of Principal." With respect to any Distribution Date, the "Determination Date" is the 15th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately preceding business day.

Priority of Distributions

         On each Distribution Date prior to the Credit Support Depletion Date (as defined herein), distributions will be made in the order and priority as follows:

         (a) With respect to the Class FX Securities to the extent of the Available Distribution for Group I remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class FXP Securities, the Class FXP Fraction of all principal received on or in respect of each Group I Discount Mortgage Loan;

                  (ii) second, to the Class FXA and Class FXS Securities accrued and unpaid interest at the respective Pass-Through Rates on their respective Security Principal Balances (or the Class FXS Notional Amount and the Class FXA-9 Notional Amount, in the case of the Class FXS and Class FXA-9 Securities, respectively);

                  (iii)    third, to the Class FXA Securities, as
                           principal, the Class FXA Principal
                           Distribution Amount in the order described in "-- Distributions of Principal -- Class FXA Principal Distribution Amount" herein; and

                  (iv) fourth, for so long as the Subordinate Securities are outstanding, to the Class FXP Securities, the sum of (a) principal in an amount equal to the Class FXP Fraction of certain principal losses on the Group I Discount Mortgage Loans, as described in "-- Distributions of Principal" herein to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (as defined herein) (without regard to clause
                           (B) of such definition) on such Distribution
                           Date and (b) the sum of amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed in respect thereof on such prior Distribution Dates and not subsequently distributed, to the extent of the Subordinate Principal Distribution Amount on such Distribution Date (any amounts distributed in respect of losses pursuant to this paragraph shall not cause a further reduction in the Security Principal Balance of the Class FXP Securities); provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class FXP Securities as provided above and Class P Securities as provided in clause (iv) of paragraph (b) below, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this clause, in the case of the Class FXP Securities, and clause (iv) of paragraph (b) below, in the case of the Class P Securities;

         (b) With respect to the Class II Securities, to the extent of the Available Distribution for Group II remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class P Securities, the Class P Fraction (as defined herein) of all principal received on or in respect of each Group II Discount Mortgage Loan (as defined herein);

                  (ii) second, to the Class A, Class S and Residual Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class S Notional Amount, in the case of the Class S Securities);

                  (iii) third, as described in the Pooling and Servicing Agreement, to the Residual Securities, as principal, pro rata, until their respective Security Principal Balances have been reduced to zero, and then to the Class A Securities, as principal, the Class A Principal Distribution Amount in the order described in "-- Distributions of Principal -- Class A Principal Distribution Amount" herein; and

                  (iv) fourth, for so long as the Subordinate Securities are outstanding, to the Class P Securities, the sum of (a) principal in an amount equal to the Class P Fraction of certain principal losses on the Group II

                           Discount Mortgage Loans, as described in "--
                           Distributions of Principal" herein to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date and (b) the sum of amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed in respect thereof on such prior Distribution Dates and not subsequently distributed, to the extent of the Subordinate Principal Distribution Amount on such Distribution Date (any amounts distributed in respect of losses pursuant to this paragraph shall further reduction in the Security Principal Balance of the Class P Securities); provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class P Securities as provided above and Class FXP Securities as provided in clause
                           (iv) of paragraph (a) above, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this clause, in the case of the Class P Securities, and clause (iv) of paragraph (a) above, in the case of the Class FXP Securities.

         (c) With respect to the Subordinate Securities and the Residual Securities, subject to the payment of the Senior Securities as described above, and to the extent of the Available Distribution for both Mortgage Loan Groups remaining, if any, following prior distributions on such Distribution Date:

                  (i) first, to the Class B-1 Securities, accrued and unpaid interest at the Class B-1 Pass-Through Rate on the Security Principal
                           Balance of the Class B-1 Securities;

                  (ii) second, to the Class B-1 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (iii) third, to the Class B-2 Securities, accrued and unpaid interest at the Class B-2 Pass-Through Rate on the Security Principal
                           Balance of the Class B-2 Securities;

                  (iv) fourth, to the Class B-2 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (v) fifth, to the Class B-3 Securities, accrued and unpaid interest at the Class B-3 Pass-Through Rate on the Security Principal
                           Balance of the Class B-3 Securities;

                  (vi) sixth, to the Class B-3 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (vii) seventh, to the remaining Subordinate Securities, interest and principal in the same manner as for the Subordinate Securities in clauses (i) through (vi) above, first to the Class B-4 Securities, then to the Class B-5 Securities and then to the Class B-6 Securities;

                  (viii) eighth, to each Class of the Subordinate Securities in the order of seniority, the remaining portion, if any, of the Available Distribution, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided distribution of any amount pursuant to this paragraph shall not cause a further reduction in the Security Principal Balances of such Class of Subordinate Securities; and

                  (ix) ninth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for both Mortgage Loan Groups for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

                  With respect to the Subordinate Securities, notwithstanding the foregoing, on any Distribution Date on which the Subordination Level for any Class of Subordinate Securities is less than such percentage as of the Cut-off Date, the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be allocated to the most senior Class of Subordinate Securities for which the Subordination Level is less than such percentages of the Cut-off Date and to the Class or Classes of Subordinate Securities senior thereto, pro rata according to the Security Principal Balances of such Classes. The "Subordination Level" on any specified date with respect to any Class of Subordinate Securities is the percentage obtained by dividing the sum of the Security Principal Balances of all Classes of Securities which are subordinate in right of payment to such Class by the sum of the Security Principal Balances of all of the Securities as of such date prior to giving effect to distributions or allocations of Realized Losses on the Mortgage Loans on such date.

         On each Distribution Date on or after the Credit Support Depletion Date, distributions will be made in the order and priority as follows:

         (a) With respect to the Class FX Securities (and to the limited extent described below, the Class R, Class RP and Class A Securities), subject, in each case, to the extent of the Available Distribution for Group I remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class FXP Securities, the Class FXP Fraction of all principal received on or in respect of each Group I Discount Mortgage Loan;

                  (ii) second, to the Class FXA and Class FXS Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class FXS Notional Amount and Class FXA-9 Notional Amount, in the case of the Class FXS and Class FXA-9 Securities, respectively), pro rata (based on the amount of interest to which each Class of Class FX Securities (other than the Class FXP Securities) is entitled to receive);

                  (iii) third, to the Class FXA Securities, the Class FXA Principal Distribution Amount, pro rata according to their respective Security Principal Balances;

                  (iv) fourth, to the Class II Securities as additional Available Distribution; and

                  (v) fifth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for Group I for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

         (b) With respect to the Group II Securities (and to the limited extent described below, the Class FX Securities), subject, in each case, to the extent of the Available Distribution for Group II remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class P Securities, the Class P Fraction of all principal received on or in respect of each Group II Discount Mortgage Loan;

                  (ii) second, to the Class A, Residual and Class S Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class S Notional Amount, in the case of the Class S Securities), pro rata (based on the amount of interest to which each Class of Class A Securities (other than the Class P Securities) is entitled to receive);

                  (iii) third, to the Class A and Residual Securities, the Class A Principal Distribution Amount, pro rata according to their respective Security Principal Balances;

                  (iv) fourth, to the Class FX Securities as additional Available Distribution; and

                  (v) fifth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for Group II for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

         The "Credit Support Depletion Date" is the first Distribution Date on which the aggregate of the Security Principal Balances of the Subordinate Securities has been or will be reduced to zero.

         Except in the limited circumstances described herein, distributions of interest and principal to the Class FX and Class II Securities will be based solely on payments received with respect to Group I Mortgage Loans and Group II Mortgage Loans, respectively.

Distributions of Interest

         With respect to each Class of Securities (except the Principal Only Securities), interest will be passed through monthly on each Distribution Date, commencing in May 1997. With respect to each Distribution Date, an amount of interest will accrue during the related Interest Accrual Period on each Class of Securities generally equal to 1/12th of the applicable Pass-Through Rate for such Class multiplied by the related Security Principal Balance or Notional Amount, as applicable. Interest to be distributed on the Securities on any Distribution Date will consist of accrued and unpaid interest as of previous Distribution Dates and interest accrued during the related Interest Accrual Period. All distributions of interest for each Class of Securities will generally be made only to the extent of the Available Distribution for the related Mortgage Loan Group as described herein under "-- Priority of Distributions." Interest payable on the Securities shall be calculated based on the Security Principal Balance of each Class of Securities after giving effect to all distributions of principal and allocations of Realized Losses on all preceding Distribution Dates.

         For each Distribution Date, the "Interest Accrual Period" for each Class of Securities (other than the Floater Securities) is the calendar month preceding such Distribution Date, and for the Floater Securities is the period beginning on the 25th day of the month preceding such Distribution Date and ending on the 24th day of the month in which such Distribution Date occurs.

         The Pass-Through Rates for the Securities (other than the LIBOR Securities) are fixed as set forth on the cover page hereof. The Strip Securities will accrue interest on the applicable Notional Amount. The Class FXS Notional Amount with respect to any Distribution Date will equal the product of
(x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group I Premium Rate Mortgage Loans and the denominator of which is 7.75%. The Class FXS Notional Amount as of the Cut-off Date will be approximately $9,750,681. The "Stripped Interest Rate" for each Group I Premium Rate Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.

         The "Class S Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of the Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group II Premium Rate Mortgage Loans and the denominator of which is 7.75%. The Class S Notional Amount as of the Cut-off Date will be approximately $1,201,720. The "Stripped Interest Rate" for each Group II Premium Rate Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.

         The initial Pass-Through Rate for the Class FXA-8 Securities is set forth on the cover page hereof. Thereafter, the Class FXA-8 Securities will accrue interest at a per annum rate equal to LIBOR plus 0.45%, subject to a minimum Pass-Through Rate of 0.45% per annum and a maximum Pass-Through Rate of 8.50% per annum. The initial Pass-Through Rate for the Class FXA-9 Securities is set forth on the cover page hereof. Thereafter, the Class FXA-9 Securities will accrue interest at a per annum rate equal to 8.05% minus LIBOR, subject to a minimum Pass-Through Rate of 0.00% per annum and a maximum Pass-Through Rate of 8.05% per annum. The Class FXA-9 Securities will accrue interest on the Class FXA-9 Notional Amount, which will equal the Security Principal Balance of the Class FXA-8 Securities at the time of determination. The Strip Securities and Class FXA-9 Securities are not entitled to receive distributions of principal.

         Subject to the limitations described in this Prospectus Supplement under "Certain Yield and Prepayment Considerations," on each Distribution Date the Master Servicer is obligated to pass through an amount equal to the lesser of (a) any shortfall for the related month in interest collections resulting from the timing of prepayments in full made from the 15th day of the calendar month preceding such Distribution Date to the last day of such month, and (b) the monthly Servicing Fee. The amount so passed through will hereinafter be referred to as "Compensating Interest." If the amount of Compensating Interest with respect to any Distribution Date is not sufficient to cover all Prepayment Interest Shortfalls, there will be a corresponding shortfall to the extent of the amount of Prepayment Interest Shortfalls not offset by such Compensating Interest in the interest distributed to Securityholders on such Distribution Date, and any such shortfall, as well as any Soldiers' and Sailors' Shortfall, will be allocated pro rata to reduce the interest distribution to which each Class of Securities would otherwise be entitled.

LIBOR

         The LIBOR Securities will bear interest at their respective Pass-Through Rates, which are based on the London Interbank Offered Rate for one-month U.S. Dollar deposits ("LIBOR") determined by the Trustee. The Trustee will determine LIBOR and the Pass-Through Rates for the LIBOR Securities for a given Interest Accrual Period, other than the initial Interest Accrual Period, on the second business day prior to the day on which such Interest Accrual Period commences (a "LIBOR Determination Date"). For this purpose a "business day" is any day on which banks in London and New York City are open for the transaction of international business. The Pass- Through Rates for the LIBOR Securities, and the outstanding Security Principal Balance or Notional Amount, as applicable, for each Class of LIBOR Securities (expressed as a percentage of the initial Security Principal Balance and as a percentage of the initial Notional Amount, as applicable) applicable to the then current and the immediately preceding Interest Accrual Period will appear on Telerate. The specific Telerate page number upon which such information appears may be obtained from the Trustee.

         With respect to any Interest Accrual Period commencing on or after the Closing Date, the determination of LIBOR will be made in accordance with the following provisions:

         (i) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of LIBOR quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date in question, as such quotations appear on the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions). If such rate does not appear on Telerate Page 3750, the LIBOR for that day will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks (as defined below) at approximately 11:00 a.m. London

                  Time on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on the first day of such Interest Accrual Period. The Trustee will request the principal London office of each of four major banks selected by the Trustee (the "Reference Banks") to provide a quotation of its rate.

         (ii) If, on any LIBOR Determination Date, at least two of the Reference Banks provide quotations, LIBOR will be determined as the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%) of such offered quotations.

         (iii) If, on any LIBOR Determination Date, only one or none of the Reference Banks provides quotations, LIBOR will be the higher of:

                  (a) LIBOR as determined on the previous LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, the initial LIBOR of 5.50%); or

                  (b) the Reserve Rate. The Reserve Rate will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%) that the Trustee determines to be either (1) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Trustee are quoting on the relevant LIBOR Determination Date for one- month United States Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Trustee, being so made, or (2) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in New York City selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits; provided, however, that if the banks selected by the Trustee are not quoting as mentioned above, LIBOR for the next Interest Accrual Period will be LIBOR as specified in (a) above.

         (iv) Notwithstanding the foregoing, LIBOR for the next succeeding Interest Accrual Period shall not be based on LIBOR for the previous Interest Accrual Period for two consecutive LIBOR Determination Dates. If, under the priorities described above, LIBOR for the next succeeding Interest Accrual Period would be based on LIBOR for the previous LIBOR Determination Date for the second consecutive LIBOR Determination Date, the Trustee shall select an alternative index (over which the Trustee has no control) used for determining LIBOR that is calculated and published (or otherwise made available) by an independent third party.

         Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) shall not control, be controlled by, or be under common control with, the Trustee and
(iii) shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Trustee should terminate the designation of any such Reference Bank, the Trustee will promptly designate another leading bank meeting the criteria specified above.

         The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the Pass-Through Rate for the LIBOR Securities for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

         Listed below are some historical values of LIBOR since January 1992. Such values were not determined in accordance with the provisions set forth above and are intended only to provide a historical summary of the movement in yields on LIBOR; the monthly figures set forth below are the value of LIBOR as derived from various sources.

                                                           YEAR
                            ---------------------------------------------------------------------------------
MONTH                          1997           1996          1995          1994          1993             1992
-----                       ---------      ----------    ----------    ----------    ----------       -------
January...................    5.43750%       5.43750%      6.09375%     3.12500%       3.18750%        4.18750%
February..................    5.43750        5.31250       6.12500      3.56250        3.18750         4.25000
March.....................    5.68750        5.43750       6.12500      3.68750        3.18750         4.25000
April.....................                   5.43750       6.06250      4.00000        3.12500         3.93750
May.......................                   5.43750       6.06250      4.37500        3.25000         4.00000
June......................                   5.49609       6.12500      4.56250        3.18750         3.93750
July......................                   5.46484       5.87500      4.50000        3.18750         3.37500
August....................                   5.43750       5.87500      4.87500        3.18750         3.50000
September.................                   5.43359       5.87500      5.06250        3.18750         3.12500
October...................                   5.37500       5.83203      5.06250        3.18750         3.25000
November..................                   5.56250       5.97656      6.06250        3.56250         4.25000
December..................                   5.68750       6.00000      6.00000        3.31250         4.68750

Distributions of Principal

         General. On each Distribution Date, Securityholders will be entitled to receive principal distributions from the Available Distribution to the extent and priority described herein. See "-- Priority of Distributions" herein. Except in the limited circumstances described herein, the Class FX Securities (other than the Class FXS and Class FXA-9 Securities which are not entitled to receive principal distributions) will receive principal collected from Group I Mortgage Loans and the Class II Securities (other than the Class S Securities which are not entitled to receive principal distributions) will receive principal collected from Group II Mortgage Loans. The Subordinate Securities will receive principal collected from Mortgage Loans in both Mortgage Loan Groups.

         The Strip Securities and Class FXA-9 Securities will not receive any distributions of principal.

         Class FXP Principal Distribution Amount. On each Distribution Date, the Class FXP Securities will receive a portion of the Available Distribution for Group I attributable to principal received on or in respect of any Group I Mortgage Loan with a Net Rate of less than 7.75% (a "Group I Discount Mortgage Loan"), equal to the amount of such principal so attributable multiplied by a fraction, the numerator of which is 7.75% minus the Net Rate on such Group I Discount Mortgage Loan and the denominator of which is 7.75% (the "Class FXP Fraction"). In addition, on each Distribution Date for so long as any Class of Subordinate Securities remains outstanding, the Class FXP Securities will also be allocated principal, to the extent of amounts available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date, in an amount generally equal to the Class FXP Fraction of any loss on a Group I Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses, such payments in respect of losses shall not cause a further reduction of the outstanding Security Principal Balance of the Class FXP Securities; provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class FXP Securities as provided above and Class P Securities as provided below, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this sentence, in the case of the Class FXP Securities, and the second sentence under "Class P Principal Distribution Amount" below, in the case of the Class P Securities. The aggregate of the amounts payable to the Class FXP Securities described in this paragraph are referred to herein as the "Class FXP Principal Distribution Amount."

         Class FXA Principal Distribution Amount. On each Distribution Date prior to the Credit Support Depletion Date, an amount, up to the amount of the Class FXA Principal Distribution Amount for such Distribution Date, to the extent of the amount, if any, remaining following prior distributions on such Distribution Date, will be distributed as principal to the following Classes of Class FXA Securities in the following order of priority:

         (i) first, to the Class FXA-2 Securities, an amount, up to the amount of the Class FXA-2 Principal Distribution Amount (as defined herein), until the Security Principal Balance of the Class FXA-2 Securities has been reduced to zero;

         (ii)     second, concurrently, 46.8750007782% and 53.1249992218% to the
                  Class FXA-1 and Class FXA- 8 Securities, respectively, until the Security Principal Balance of the Class FXA-1 Securities has been reduced to zero;

         (iii)    third, concurrently, 65.2173932559% and 34.7826067441% to the
                  Class FXA-3 and Class FXA-8 Securities, respectively, until the Security Principal Balance of the Class FXA-3 Securities has been reduced to zero;

         (iv) fourth, concurrently 75% and 25% to the Class FXA-4 and Class FXA-8 Securities, respectively, until the Security Principal Balances of the Class FXA-4 and Class FXA-8 Securities have been reduced to zero;

         (v) fifth, sequentially, to the Class FXA-5, Class FXA-6 and Class FXA-7 Securities, until the Security Principal Balance of each such Class has been reduced to zero; and

         (vi) sixth, to the Class FXA-2 Securities, until the Security Principal Balance of the Class FXA-2 Securities has been reduced to zero.

         The "Class FXA Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class FXA Percentage (as defined below) of the Principal Payment Amount (as defined below) for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount),
(ii) the Class FXA Prepayment Percentage (as defined below) of the Principal Prepayment Amount (as defined below) for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), and (iii) the Class FXA Liquidation Amount (as defined below).

         The "Class FXA Liquidation Amount" is the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class FXA Percentage of the principal balance of such Mortgage Loan (exclusive of the Class FXP Fraction thereof, with respect to any Group I Discount Mortgage Loan) and (ii) the Class FXA Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         "Liquidation Principal" is the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the calendar month preceding the month of the Distribution Date, exclusive of the portion thereof attributable to the applicable Class FXP Principal Distribution Amount.

         The "Class FXA Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the sum of the Security Principal Balances of the Class FXA Securities divided by the aggregate Scheduled Principal Balance of the Group I Mortgage Loans (less the Class FXP Principal Balance), in each case immediately prior to the Distribution Date.

         The "Class FXA-2 Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class FXA-2 Percentage (as defined below) of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), (ii) the Class FXA-2 Prepayment Percentage (as defined herein) of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount) and (iii) the Class FXA-2 Liquidation Amount (as defined below).

         The "Class FXA-2 Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the Class FXA-2 Principal Balance divided by the aggregate Scheduled Principal Balance of the Group I Mortgage Loans (less the Security Principal Balance of the Class FXP Securities), in each case immediately prior to the Distribution Date. The "Class FXA-2 Liquidation Amount" is the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class FXA-2 Percentage of the principal balance of such Mortgage Loan (exclusive of the Class FXP Fraction thereof, if applicable) and
(ii) the Class FXA-2 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class FXA-2 Prepayment Percentage (as defined herein) on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

         Class P Principal Distribution Amount. On each Distribution Date, the Class P Securities will receive a portion of the Available Distribution for Group II attributable to principal received on or in respect of any Group II Mortgage Loan with a Net Rate of less than 7.75% (a "Group II Discount Mortgage Loan"), equal to the amount of such principal so attributable multiplied by a fraction, the numerator of which is 7.75% minus the Net Rate on such Group II Discount Mortgage Loan and the denominator of which is 7.75% (the "Class P Fraction"). In addition, on each Distribution Date for so long as any Class of Subordinate Securities remains outstanding, the Class P Securities will also be allocated principal, to the extent of amounts available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date, in an amount generally equal to the Class P Fraction of any loss on a Group II Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses, such payments in respect of losses shall not cause a further reduction of the outstanding Security Principal Balance of the Class P Securities; provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class P Securities as provided above and Class FXP Securities as provided above, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this sentence, in the case of the Class P Securities, and the second sentence of the "Class FXP Principal Distribution Amount" above, in the case of the Class FXP Securities. The aggregate of the amounts payable to the Class P Securities described in this paragraph are referred to herein as the "Class P Principal Distribution Amount."

         Class A Principal Distribution Amount. On each Distribution Date prior to the Credit Support Depletion Date, an amount, up to the amount of the Class A Principal Distribution Amount for such Distribution Date, to the extent of the amount, if any, remaining following prior distributions on such Distribution Date, will be distributed as principal to the following Classes of Class A and Residual Securities in the following order of priority:

         (i) first, as described in the Pooling and Servicing Agreement, concurrently, to each Class of Residual Securities, until the respective Security Principal Balance thereof has been reduced to zero;

         (ii) second, to the Class A-4 Securities, an amount, up to the Class A-4 Principal Distribution Amount, until the Security Principal Balance of the Class A-4 Securities has been reduced to zero;

         (iii) third, to the Class A-1 Securities, until the Security Principal Balance of the Class A-1 Securities has been reduced to zero;

         (iv) fourth, to the Class A-2 Securities, until the Security Principal Balance of the Class A-2 Securities has been reduced to zero;

         (v) fifth, to the Class A-3 Securities, until the Security Principal Balance of the Class A-3 Securities has been reduced to zero; and

         (vi) sixth, to the Class A-4 Securities, until the Security Principal Balance of the Class A-4 Securities has been reduced to zero.

         The "Class A Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class A Percentage (as defined below) of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (ii) the Class A Prepayment Percentage (as defined below) of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), and (iii) the Class A Liquidation Amount (as defined below).

         The "Class A Liquidation Amount" is the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class A Percentage of the principal balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, with respect to any Group II Discount Mortgage Loan) and (ii) the Class A Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         The "Class A Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the sum of the Security Principal Balances of the Class A and Residual Securities divided by the aggregate Scheduled Principal Balance of the Group II Mortgage Loans (less the Class P Principal Balance), in each case immediately prior to the Distribution Date.

         The "Class A-4 Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class A-4 Percentage (as defined below) of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (ii) the Class A-4 Prepayment Percentage (as defined herein) of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount) and (iii) the Class A-4 Liquidation Amount (as defined below).

         The "Class A-4 Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the Class A-4 Principal Balance divided by the aggregate Scheduled Principal Balance of the Group II Mortgage Loans (less the Class P Principal Balance), in each case immediately prior to the Distribution Date. The "Class A-4 Liquidation Amount" is the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class A-4 Percentage of the principal balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable) and (ii) the Class A-4 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class A-4 Prepayment Percentage (as defined herein) on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

         For any Distribution Date and for either Mortgage Loan Group, the "Principal Payment Amount" is the sum of scheduled principal payments on the Mortgage Loans in such Mortgage Loan Group due on the related Due Date. For any Distribution Date and for either Mortgage Loan Group, the "Principal Prepayment Amount" is the sum of (i) all partial principal prepayments from the Mortgage Loans in such Mortgage Loan Group which were received during the preceding calendar month, (ii) all principal prepayments in full from the Mortgage Loans in such Mortgage Loan Group received from the 15th day of the month immediately prior to the month of such Distribution Date through the 14th day of the month of such Distribution Date (provided that principal prepayments in full received from the Cut-off Date through April 14, 1997 will be passed through to holders of Securities on the May 1997 Distribution Date), (iii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Mortgage Loan Group which was repurchased as permitted or required by the Pooling and Servicing Agreement during the calendar month preceding the month of the Distribution Date and (iv) any other unscheduled payments of principal which were received from the Mortgage Loans in such Mortgage Loan Group during the preceding calendar month, other than principal prepayments in full, partial principal prepayments or Liquidation Principal. Except as described herein, principal distributions to the Class FXA Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for the Group I Mortgage Loans and principal distributions to the Class A Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for the Group II Mortgage Loans. Principal distributions to the Subordinate Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for both Mortgage Loan Groups.

         The "Class FXA Prepayment Percentage" and "Class A Prepayment Percentage" for any Distribution Date occurring will be as follows: for any Distribution Date occurring prior to May 2002, 100%; for any Distribution Date in May 2002 through and including April 2003, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 70% of the Subordinate Percentage (as defined herein) for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in May 2003 through and including April 2004, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 60% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in May 2004 through and including April 2005, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 40% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in May 2005 through and including April 2006, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 20% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; and for any Distribution Date occurring in or after May 2006, the Class FXA or Class A Prepayment Percentage will be the Class FXA or Class A Percentage, as the case may be, for such Distribution Date. Any scheduled reduction to the Class FXA and Class A Prepayment Percentage described above shall not be made as of any Distribution Date unless for both Mortgage Loan Groups both (i)(X) the average outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Class B Loan Group Component Balance (as defined below), is less than 50% or (Y) the average outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Mortgage Loans in such Mortgage Loan Group over the last six months, does not exceed 2% and (ii) realized losses on the Mortgage Loans in the related Mortgage Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance. The "Class B Loan Group Component Balance" at any time for either Mortgage Loan Group shall equal the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group minus the then outstanding Security Principal Balance of the Class FX Securities, with respect to Group I, or the Class II Securities, with respect to Group II. Upon reduction of the Security Principal Balance of the Class FXA Securities, or the Security Principal Balance of the Class A Securities, as applicable, to zero, the Class FXA Prepayment Percentage or Class A Percentage, as appropriate, will equal 0%. Notwithstanding the above, if on any Distribution Date, the Class FXA or Class A Percentage exceeds the initial related Class FXA or Class A Percentage, then both the Class FXA and Class A Prepayment Percentages for such Distribution Date will equal 100%.

         The "Class FXA-2 Prepayment Percentage" will equal the product of (a) the Class FXA-2 Percentage and (b) the Step Down Percentage (as defined below); provided, however, if on any Distribution Date the Security Principal Balances of the Class FXA Securities, other than the Class FXA-2 Securities, have been reduced to zero, the "Class FXA-2 Prepayment Percentage" shall be equal to the Class FXA Prepayment Percentage for such Distribution Date.

         The "Class A-4 Prepayment Percentage" will equal the product of (a) the Class A-4 Percentage and (b) the Step Down Percentage; provided, however, if on any Distribution Date the Security Principal Balances of the Class A Securities, other than the Class A-4 Securities, have been reduced to zero, the "Class A-4 Prepayment Percentage" shall be equal to the Class A Prepayment Percentage for such Distribution Date.

         The "Step Down Percentage" for any Distribution Date will be the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN                    STEP DOWN PERCENTAGE
------------------------------                    --------------------
May 1997 through April 2002                                  0%
May 2002 through April 2003                                 30%
May 2003 through April 2004                                 40%
May 2004 through April 2005                                 60%
May 2005 through April 2006                                 80%
May 2006 and thereafter                                    100%

         Cross-Collateralization. On each Distribution Date prior to the occurrence of the Credit Support Depletion Date, but after the reduction of the Security Principal Balance of the Class FXA or Class A Securities to zero, all principal on the Mortgage Loans in the Mortgage Loan Group relating to either such Class FXA or Class A Securities that have been paid in full will be paid as principal, after distributions of principal to the related Principal Only Securities, to the remaining Class FXA or Class A Securities, as applicable, in accordance with the order set forth under the applicable Principal Distribution Amount beginning with clause (ii) thereof as described in "-- Distributions of Principal" herein, and in reduction of the Security Principal Balances of such remaining Class FXA or Class A Securities, as applicable, provided that on such Distribution Date (a) the then current Class B Percentage is less than two (2) times the initial Class B Percentage, and (b) the average outstanding principal balance of the Mortgage Loans in either Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Class B Loan Group Component Balance, is greater than or equal to 50%. In addition, if on any Distribution Date the aggregate Security Principal Balances of the Class FX or Class II Securities is greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group, less the Class FXP or Class P Fraction of any Group I or Group II Discount Mortgage Loans (the "Undercollateralized Group"), (i) the portion of the Available Distribution in respect of principal on the Mortgage Loans in the other Mortgage Loan Group (the "Overcollateralized Group") remaining after distributions of principal to the Principal Only Securities and the other Classes of Securities of the Overcollateralized Group will be distributed to the Senior Securities of the Undercollateralized Group in accordance with the order set forth under the applicable Principal Distribution Amount beginning with clause (ii) thereof, as described above, until the aggregate Security Principal Balance of the Senior Securities of the Undercollateralized Group equals the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group less the Class FXP or Class P Fraction of any Group I or Group II Discount Mortgage Loans in such Mortgage Loan Group, as applicable, and (ii) the Available Distribution of the Overcollateralized Group will be further reduced (after distributions to the Overcollateralized Group pursuant to subclauses (a)(i) and
(ii) or (b)(i) and (b)(ii), as applicable, under "-- Priority of Distributions" herein) in an amount equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 7.50% per annum plus any shortfall of interest on the Senior Securities of the Undercollateralized Group from prior Distribution Dates, including accrued and unpaid interest on such shortfall at the rate described above (any amount covering interest shortfalls and interest accrued thereon, will be distributed to the applicable Class or Classes of Securities in the priority of interest payable on such Class of Securities on such Distribution Date) and such amount will be included in the Available Distribution with respect to the Undercollateralized Group. The "Class B Percentage," as of any Distribution Date, is a percentage the numerator of which is the outstanding aggregated Scheduled Principal Balance of the Mortgage Loans minus the then outstanding Security Principal Balance of the Senior Securities and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans.

         Subordinate Principal Distribution Amount. The "Subordinate Principal Distribution Amount" for any Distribution Date will be equal to the excess of
(A) the sum of (i) the Subordinate Percentage for Group I of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), (ii) the Subordinate Percentage for Group II of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (iii) the Subordinate Prepayment Percentage for Group I (as defined below) of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), (iv) the Subordinate Prepayment
                                      S-61

Percentage for Group II of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount) and (v) the Subordinate Liquidation Amount (as defined below) over (B) the sum of (x) the amounts required to be distributed to the Principal Only Securities pursuant to clause (iv) of paragraphs (a) and (b) under "-- Priority of Distributions" herein on such Distribution Date, (y) in the event that the Security Principal Balance of either the Class FXA or Class A Securities has been reduced to zero, principal paid from the Available Distribution for the Mortgage Loan Group related to such Class FXA or Class A Securities to the remaining Class FXA or Class A Securities and (z) the amounts in respect of principal paid from the Available Distribution of an Overcollateralized Group to an Undercollateralized Group as described in the immediately preceding paragraph.

         The "Subordinate Percentage" for Group I for any Distribution Date will equal the excess of 100% over the Class FXA Percentage.

         The "Subordinate Percentage" for Group II for any Distribution Date will equal the excess of 100% over the Class A Percentage.

         The "Subordinate Prepayment Percentage" for Group I will equal the excess of 100% over the Class FXA Prepayment Percentage and the "Subordinate Prepayment Percentage" for Group II will equal the excess of 100% over the Class A Prepayment Percentage.

         The "Subordinate Liquidation Amount" will equal the excess, if any, of the (i) aggregate Liquidation Principal for all Mortgage Loans which became Liquidated Loans during the calendar month preceding the month of the Distribution Date (other than any such amounts allocated to the Principal Only Securities), over (ii) the sum of the Class FXA Liquidation Amount and Class A Liquidation Amount for such Distribution Date.

         The rights of the holders of the Subordinate Securities to receive distributions of interest and principal are subordinated to the rights of the holders of the Senior Securities to receive distributions of interest and principal.
See "-- Subordination and Allocation of Losses" herein.

Subordination and Allocation of Losses

         The Subordinate Securities will be subordinate in right of payment to and provide credit support to the Senior Securities, the Non-Offered Subordinate Securities will be subordinate in right of payment to and provide credit support to the Offered Subordinate Securities, the Class B-3 Securities will be subordinate in right of payment to and provide credit support to the Class B-1 and Class B-2 Securities and the Class B-2 Securities will be subordinate in right of payment to and provide credit support to the Class B-1 Securities, to the extent described herein. The support provided by the Subordinate Securities is intended to enhance the likelihood of regular receipt by the Senior Securities of the full amount of the monthly distributions of interest and principal, as applicable, to which they are entitled and to afford such Securities protection against certain losses. The protection afforded to the Senior Securities by the Subordinate Securities will be accomplished by the preferential right on each Distribution Date of the Senior Securities to receive distributions of interest and principal, as applicable, prior to distributions of interest or principal to the Subordinate Securities. The support provided by the Non-Offered Subordinate Securities to the Offered Subordinate Securities is intended to enhance the likelihood of regular receipt by the Offered Subordinate Securities of the full amount of monthly distributions of interest to which they are entitled and to afford such holders protection against certain losses. The protection afforded the Class B-1 Securities by the Class B-2 and Class B-3 Securities, and the protection afforded the Class B-2 Securities by the Class B-3 Securities, will be similarly accomplished by the preferential right of the Class B-1 Securities to receive distributions of interest prior to distributions of interest to the Class B-2 and Class B-3 Securities and the preferential right of the Class B-2 Securities to receive such distributions of interest prior to such distributions to the Class B-3 Securities.

         Except for Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, any Realized Loss with respect to a Mortgage Loan will be allocated among the Securities (i) for losses allocable to principal (a) first, to each Class of Non-Offered Subordinate Securities (in reverse numerical order), (b) second, to the Class B-3 Securities, (c) third, to the Class B-2 Securities, (d) fourth, to the Class B-1 Securities, in each case until the Security Principal Balance of such Class has been reduced to zero, and then, (x) in the case of losses on a Group I Mortgage Loan, to the Class FX Securities, other than the Class FXP Securities, pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances and (y) in the case of losses on a Group II Mortgage Loan, to the Class II Securities, other than the Class P Securities, pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances; provided, however, that in each case if the loss is recognized with respect to a Group I Discount Mortgage Loan or Group II Discount Mortgage Loan, the Class FXP or Class P Fraction of such loss will first be allocated to the Class FXP or Class P Securities, as applicable, and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for losses allocable to interest (a) first, to each Class of Non-Offered Subordinate Securities (in reverse numerical order), in reduction of accrued but unpaid interest thereon and then in reduction of the aggregate Security Principal Balance thereof, (b) second, to the Class B-3 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof, (c) third, to the Class B-2 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof, (d) fourth, to the Class B-1 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof and (e) fifth, (x) in the case of losses on a Group I Mortgage Loan, to the Class FX Securities, other than the Class FXP Securities, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances and (y) in the case of losses on a Group II Mortgage Loan, to the Class II Securities, other than the Class P Securities, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances.

         On each Distribution Date, after giving effect to the principal distributions and allocation of losses as described above, if the Security Principal Balances of all outstanding Securities exceed the aggregate Scheduled Principal Balance of the Mortgage Loans, as of such date, then the excess of the Security Principal Balance of the Securities over such aggregate Scheduled Principal Balance will be deemed to be a principal loss, which will be allocated to the most subordinate Class of Subordinate Securities.

         Investors in the Senior Securities should be aware that because the Subordinate Securities represent interests in both Loan Groups, the Security Principal Balances of Subordinate Securities could be reduced to zero as a result of a disproportionate amount of losses on the Mortgage Loans in one Mortgage Loan Group. Therefore, notwithstanding that losses on the Mortgage Loans in one Mortgage Loan Group may only be allocated to the related Senior Securities (except for Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), the allocation to the Subordinate Securities of losses on the Mortgage Loans in the other Mortgage Loan Group will increase the likelihood that losses may be allocated to such Senior Securities.

         Special Hazard Losses in excess of the Special Hazard Coverage ("Excess Special Hazard Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Special Hazard Coverage" is expected to equal approximately $3,209,693 as of the Cut-off Date. On each anniversary of the Cut-off Date, the Special Hazard Coverage will be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate Scheduled Principal Balance of the Mortgage Loans, (b) 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans and (c) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month and (2) the Special Hazard Coverage as of the Cut-off Date as reduced by the Special Hazard Losses allocated to the Securities since the Cut-off Date.

         Fraud Losses in excess of the Fraud Coverage ("Excess Fraud Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Fraud Coverage" is expected to equal approximately $3,519,172 as of the Cut-off Date. Fraud Coverage will be reduced, from time to time, by the amount of Fraud Losses allocated to the Securities. On each anniversary of the Cut-off Date, Fraud Coverage will be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage as of the Cut-off Date over cumulative Fraud Losses allocated to the Securities to date. On the fifth anniversary of the Cut-off Date, Fraud Coverage will be reduced to zero.

         Mortgagor Bankruptcy Losses in excess of the Bankruptcy Coverage ("Excess Bankruptcy Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Bankruptcy Coverage" is expected to equal approximately $100,000 as of the Cut-off Date. Bankruptcy Coverage will be reduced, from time to time, by the amount of Mortgagor Bankruptcy Losses allocated to the Securities.

         Extraordinary Losses also will be allocated to the outstanding Classes of Securities by Pro Rata Allocation.

         As used herein, "Pro Rata Allocation" means (i) the allocation of the principal portion of losses relating to a Mortgage Loan to all Classes of Securities, other than the Principal Only Securities, pro rata according to their respective Security Principal Balances, except if the loss is recognized with respect to a Group I Discount Mortgage Loan or a Group II Discount Mortgage Loan, the applicable Class FXP Fraction or Class P Fraction of such loss will first be allocated to the related Principal Only Securities, and (ii) the allocation of the interest portion of losses relating to a Mortgage Loan to all Classes of Securities pro rata according to the amount of interest accrued on each such Class, other than the Principal Only Securities, in reduction thereof and then in reduction of their related Security Principal Balance.

         Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage may also be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Offered Securities by the Rating Agencies. Such a reduction, in the event of Special Hazard Losses, Fraud Losses or Mortgagor Bankruptcy Losses, could adversely affect the level of protection afforded the Senior Securities by subordination of the Subordinate Securities or the level of protection afforded the Offered Subordinate Securities by the Non-Offered Subordinate Securities.

         Investors in the Senior Securities should be aware that the applicable coverages for such losses cover Mortgage Loans in both Mortgage Loan Groups. Therefore, in the event Mortgage Loans in a Mortgage Loan Group suffer a high level of Special Hazard Losses, Fraud Losses or Mortgagor Bankruptcy Losses, it will reduce the available coverage for the related Senior Securities and may cause Senior Securities relating to the other Mortgage Loan Group to suffer losses in the event Mortgage Loans in either Mortgage Loan Group suffer such losses after the available coverage has been exhausted.

Optional Purchase of Delinquent Mortgage Loans

         The Master Servicer will have the right to purchase from the Trust any Mortgage Loan that is 90 days or more delinquent (i.e., any Mortgage Loan on which the related mortgagor has failed to make four consecutive monthly payments) if the Master Servicer determines that such Mortgage Loan otherwise would become subject to foreclosure or related proceedings. The purchase price for any such Mortgage Loan will equal the outstanding principal balance of such Mortgage Loan plus accrued and unpaid interest thereon (adjusted to the related Net Rate) to the first day of the month in which the amount of such purchase price will be distributed to the Securityholders. The Master Servicer will be obligated to deposit into the Custodial Account the purchase price for any Mortgage Loan purchased by it as described above.

Advances

         Prior to each Distribution Date, the Master Servicer is required to make Advances (out of its own funds or funds held in the Custodial Account for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fee) that were due on the Mortgage Loans on the immediately preceding Due Date and delinquent as of the close of business on the related Determination Date.

         Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Securities. The purpose of making such Advances is to maintain a regular cash flow to the Securityholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to reductions in the amount of monthly payments due to certain bankruptcy proceedings not including any permanent forgiveness ("Debt Service Reductions") or Soldiers' and Sailors Shortfalls or shortfalls due to similar legislation or regulations (as defined herein). Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default (as defined herein) thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

         All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed in whole or in part following the final liquidation of the related Mortgage Loan, (i) if the Offered Subordinate Securities are outstanding and the Security Principal Balance of the Non-Offered Subordinate Securities has not been reduced to zero, from amounts otherwise distributable to the Non-Offered Subordinate Securities (in reverse numerical order), (ii) if the Offered Subordinate Securities are outstanding but the Security Principal Balance of the Non-Offered Subordinate Securities have been reduced to zero, from amounts otherwise distributable on the Class B-3 Securities, (iii) if the Class B-1 and Class B-2 Securities are outstanding but the Security Principal Balance of the Class B-3 Securities has been reduced to zero, from amounts otherwise distributable on the Class B-2 Securities, and (iv) if the Class B-1 Securities are outstanding but the Security Principal Balances of the Class B-2 and the Class B-3 Securities have been reduced to zero, from amounts otherwise distributable on the Class B-1 Securities; provided, however, that any such Advances that were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and other similar risks ("Extraordinary Losses") are reimbursable to the Master Servicer out of any funds in the Custodial Account prior to distributions on any of the Securities and the amount of such losses will be allocated as described herein. In addition, if the Security Principal Balances of the Subordinate Securities have been reduced to zero, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account prior to distributions on the Securities. The effect of these provisions on the Subordinate Securities is that, with respect to any Advance that remains unreimbursed following the final liquidation of the related Mortgage Loan, the entire amount of the reimbursement for such Advance will be borne by the holders of the Subordinate Securities (except as described above), to the extent of all amounts otherwise distributable to such holders.

Example of Distributions

         The following chart sets forth an example of distributions on the Securities for the first month of the Trust's existence.

April 1.....................Cut-off Date.                     The initial principal balance of the Mortgage Pool will
                                                              be the aggregate outstanding principal balance of the
                                                              Mortgage Loans as of April 1, 1997, after deducting
                                                              any principal payments due on or before such date.
                                                              Any principal and interest payments due on or before
                                                              April 1 will not be part of the Mortgage Pool.

April 15 through
May 14......................Prepayment Period.                Prepayments in full with interest thereon to the date of
                                                              such prepayment in full, received at any time during
                                                              this period will be deposited into the Custodial Account
                                                              for distribution to Securityholders on May 27.

April 30....................Record Date.                      Distributions on May 27 will be made to
                                                              Securityholders of record at the close of business on the
                                                              last business day of the month immediately preceding
                                                              the month of distribution.
April 2 through
May 15......................Collection Period.                Payments due during the related Due Period (April 2
                                                              through May 1) from mortgagors will be deposited in
                                                              the Custodial Account as received, and will include
                                                              scheduled principal payments plus interest on the April
                                                              balances.

May 15......................Determination Date.               On the second business day following the Determination
                                                              Date, the amounts of principal and interest that will be
                                                              distributed on May 27 will be determined by the
                                                              Trustee.

May 22......................Security Account                  On the business day immediately preceding the
                            Deposit Date.                     Distribution Date, the Master Servicer will remit to the
                                                              Trustee the amount of principal and interest to be
                                                              distributed to the Securityholders on
                                                              such Distribution Date from amounts on deposit in the
                                                              Custodial Account, together with any Advances required
                                                              to be made by the Master Servicer for such
                                                              Distribution Date.

May 27......................Distribution Date.                On May 27, the Trustee will distribute or cause to be
                                                              distributed to the Securityholders the amounts
                                                              determined as of the second business day following the
                                                              Determination Date.  If a Monthly Payment due during
                                                              the related Due Period is received from a mortgagor
                                                              after May 15 and an Advance has been made with
                                                              respect to such late payment from the Custodial
                                                              Account, such late payment will be deposited into the
                                                              Custodial Account as reimbursement therefor.  If the
                                                              Master Servicer has made an Advance with respect to
                                                              such late payment from its own funds, the Master
                                                              Servicer will reimburse itself to the extent permitted by
                                                              the Pooling and Servicing Agreement by withdrawing
                                                              from the Custodial Account the amount relating to such
                                                              Advance.  If no such Advance has been made with
                                                              respect to such late payment, the proceeds of such late
                                                              payment will be distributed to the Securityholders on
                                                              the Distribution Date occurring in June.

         Succeeding months follow the same pattern, except for the Cut-off Date and except that the Distribution Date will be the 25th day of the month (or, if such day is not a business day, the business day immediately following such day).

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         Distributions of interest on the Securities entitled to interest distributions (other than the Floater Securities) on any Distribution Date will include interest accrued thereon through the last day of the month preceding the month in which such Distribution Date occurs. Because interest will not be distributed on such Securities until the 25th day (or, if such day is not a business day, then on the next succeeding business day) of the month following the month in which such interest accrues on the Mortgage Loans, the effective yield to the holders of such Securities will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price.

         The yield to maturity of any Security will be affected by the timing and amount of payments of principal of the related Mortgage Loans. If the purchaser of a Security offered at a discount from its Parity Price (as defined below) calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is faster than that actually received on certain of the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium over its Parity Price calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is slower than that actually received on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. "Parity Price" of a Security is the price at which such Security will yield its coupon, after giving effect to any payment delay.

         The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         The Mortgage Loans may be prepaid by the Borrowers at any time without payment of any prepayment fee or penalty. Investors should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of principal distributions on the Securities, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts received as principal distributions on such investor's Security may be lower than the interest rate borne by such Security. Conversely, slow rates of prepayments on the Mortgage Loans, and therefore of principal distributions on the Securities, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively low.

         Because the rate of principal payments (including prepayments) on the Mortgage Loans may significantly affect the weighted average life and other characteristics of any Class of Securities, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Securities to their investment objectives.

         The Securities are subject to various priorities for payment of principal, as described herein. Distributions of principal on the Classes of Class FXA and Class A Securities having an earlier priority of payment will be affected by the rates of prepayment of the Group I Mortgage Loans and Group II Mortgage Loans, respectively, early in the life of the Mortgage Pool. The timing of commencement of principal distributions and the weighted average lives of the Classes of Class FXA and Class A Securities with a later priority of payment will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such Classes. Furthermore, as described under "Description of the Securities -- Distributions of Principal" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Group I Mortgage Loans and Group II Mortgage Loans will be allocated among the Class FXA Securities (other than the Class FXA-2

Securities) and Class A Securities (other than the Class A-4 Securities), respectively, and, during certain periods, no principal prepayments or (relative to the related Subordinate Percentage) a disproportionately small portion of principal prepayments on the Mortgage Loans will be allocated to the Subordinate Securities. The allocation of all or a disproportionately large percentage of principal prepayments to the Senior Securities (other than the Lockout Securities) will cause the Security Principal Balances of the Lockout Securities and the Subordinate Securities to decline more slowly than would be the case if the Lockout Securities and the Subordinate Securities received their proportionate share of principal prepayments. In addition, to the extent that all or a disproportionately large percentage of principal prepayments are allocated to the Senior Securities during any period as described herein, the percentage upon which future allocations of prepayments to the Class FXA Securities or Class A Securities, as applicable, would thereafter be based would, assuming a high level of prepayments but a low level of losses on the Mortgage Loans, be significantly decreased, with the result that principal payments, including principal prepayments subsequent to such periods, would be allocated to the holders of the Subordinate Securities in a greater percentage than the Subordinate Percentage.

         The Pass-Through Rates on the Classes of Class FXA Securities (other than the Floater Securities), the Class A Securities and the Subordinate Securities are fixed and will not change in response to changes in market interest rates. While the Pass-Through Rates on the Strip Securities are fixed, the Notional Amounts are based on the weighted average of the Stripped Interest Rates on the Group I Premium Rate Mortgage Loans and Group II Premium Rate Mortgage Loans, respectively, which will not change in response to market interest rates. Accordingly, if market interest rates or market yield for securities similar to the Offered Securities were to rise, the market value of the Offered Securities may decline.

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance mortgage loans may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Premises are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         As described under "Description of the Securities -- Subordination and Allocation of Losses" and "Description of the Securities -- Advances," amounts otherwise distributable to holders of the Subordinate Securities will be made available to protect the holders of the Senior Securities against interruptions in distributions due to certain mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies will affect the yield to investors in the Offered Subordinate Securities to the extent not covered by the Non-Offered Subordinate Securities, with the yield on the Class B-2 Securities being relatively more sensitive than on the Class B-1 Securities and the Class B-3 Securities being the most sensitive class of Offered Securities. Even if subsequently cured, such delinquencies may affect the timing of the receipt of distributions by the holders of Securities because the entire amount (rather than a pro rata portion) thereof would be borne by such Class of Securities. Furthermore, the Classes of Principal Only Securities will share in the principal portions of Realized Losses on the Mortgage Loans in the related Mortgage Loan Group only to the extent they are incurred with respect to Group I or Group II Discount Mortgage Loans, as appropriate, and only to the extent of the related Class FXP or Class P Fractions thereof, as appropriate. Thus, after the Subordinate Securities are retired, or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Securities may be affected to a greater extent by losses on non-discount Mortgage Loans than by losses on Group I and Group II Discount Mortgage Loans. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on the Subordinate Securities if it delays the scheduled reduction of the Class FXA or Class A Prepayment Percentage, as applicable, or affects the allocation of prepayments among the Subordinate Securities.

         When a principal prepayment in full is made on a Mortgage Loan, the mortgagor is charged interest only for the period from the Due Date of the immediately preceding monthly payment up to the date of such prepayment, instead of for a full month. Partial principal prepayments are applied as of the first day of the month of receipt, with a resulting reduction in interest payable for the month during which the partial prepayment is made. Full or partial prepayments (or other liquidations) received in any calendar month will be distributed to Securityholders on the Distribution Date in the month following the month of receipt. With respect to such full prepayments, the Master Servicer is obligated to fund shortfalls in collection of one full month's interest (adjusted to the related Net Rate) but only to the extent of the Servicing Fee otherwise payable to the Master Servicer. Accordingly, to the extent any such shortfall in interest collections exceeds the amount that the Master Servicer is obligated to fund, the effect of any such principal prepayment will be to reduce the aggregate amount of interest that is available for distribution to the Securityholders, and will be allocated among the Securities in proportion to the interest otherwise distributable or accrued thereon.

         In addition, the yield to maturity of the Offered Securities will depend on the prices paid by the holders of the Offered Securities and the related Pass-Through Rates. The extent to which the yield to maturity of an Offered Security is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium. For additional considerations relating to the yield on the Securities, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         Any redemption of the Securities will have an adverse effect on the yield to maturity of any Securities purchased at a premium, because such redemption will have the same effect as a prepayment in full of the Mortgage Loans.

         The Class R and Class RP Securities, which represent the residual interests in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after-tax return. See "Special Tax Considerations" herein.

Weighted Average Life

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered Securities will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. This Prospectus Supplement uses two different models, the Basic Prepayment Assumption (the "Basic Prepayment Assumption") and the Alternative Prepayment Assumption (the "Alternative Prepayment Assumption", and together with the Basic Prepayment Assumption, the "Prepayment Assumptions"), each as described herein.

         Basic Prepayment Assumption. The Basic Prepayment Assumption assumes a per annum rate of prepayment of 0.20% of the then outstanding principal balance of a pool of mortgage loans in the first month after formation of such pool of mortgage loans, following which, such annual prepayment rate increases by 0.20% each month until the 30th month after formation of such pool of mortgage loans and remains constant at 6% per annum in the 30th month after formation of such pool of mortgage loans and in each month thereafter. 0% of the Basic Prepayment Assumption indicates no prepayments are received; 100% of the Basic Prepayment Assumption indicates prepayments at 1.00 times the Basic Prepayment Assumption; 150% of the Basic Prepayment Assumption indicates prepayments at 1.50 times the Basic Prepayment Assumption; 200% of the Basic Prepayment Assumption indicates prepayments at 2.00 times the Basic Prepayment Assumption; 300% of the Basic Prepayment Assumption indicates prepayments at 3.00 times the Basic Prepayment Assumption; and 500% of the Basic Prepayment Assumption indicates prepayments at
5.00 times the Basic Prepayment Assumption.

         Alternative Prepayment Assumption. The Alternative Prepayment Assumption represents an assumed rate of prepayment each month relative to then outstanding principal balance of a pool of mortgage loans. A 100% Alternative Prepayment Assumption assumes a Constant Prepayment Rate ("CPR") of 4.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 1.09% per annum in each month thereafter through the twelfth month. Beginning in the thirteenth month and in each month thereafter during the life of the mortgage loans, a 100% Alternative Prepayment Assumption assumes a CPR of 16% per annum each month. As used in the table below, a 50% Alternative Prepayment Assumption assumes prepayment rates equal to 50% of the Alternative Prepayment Assumption. Correspondingly, a 200% Alternative Prepayment Assumption assumes prepayment rates equal to 200% of the Alternative Prepayment Assumption, and so forth.

         Neither Prepayment Assumption purports to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Pool, and there is no assurance that the Mortgage Loans will prepay at any given percentage of either Prepayment Assumption. The actual rate of principal prepayments on the Mortgage Loans may be influenced by a variety of economic, geographic, social and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the Mortgage Loans.

         Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. A comparatively low interest-rate environment may result in a higher than expected rate of prepayments on the Mortgage Loans and an earlier than expected retirement of the Securities.

         The Seller makes no representation as to the specific factors that will affect the prepayment of the Mortgage Loans or the relative importance of such factors. Factors not identified by the Seller or discussed herein may significantly affect the prepayment rate of the Mortgage Loans. In particular, the Seller makes no representation as to the percentage of the principal amount of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment.

         For purposes of the tables set forth in Appendices A and B, it is assumed that (i) scheduled payments on all Mortgage Loans are received on the first day of each month beginning May 1, 1997, (ii) any payoff in full on the Mortgage Loans are received on the last day of each month beginning in April 1997 and include 30 days of interest thereon, (iii) there are no defaults or delinquencies on the Mortgage Loans, (iv) optional termination of the Trust does not occur, (v) the Mortgage Loans in each Mortgage Loan Group are comprised of two subgroups of hypothetical mortgage loans which have the common characteristics indicated:

                GROUPS OF HYPOTHETICAL MORTGAGE LOANS -- GROUP I

        Principal          Remaining Term         Original Term              Note                    Net
         Balance              (Months)              (Months)                 Rate                   Rate
        ---------          --------------         -------------              ----                   ----
     $99,010,191.80              359                   360                8.7732323367%         8.5132323367%
     $ 5,517,352.25              359                   360                7.8956752054%         7.6356752054%

               GROUPS OF HYPOTHETICAL MORTGAGE LOANS -- GROUP II

        Principal          Remaining Term         Original Term              Note                    Net
         Balance              (Months)              (Months)                 Rate                   Rate
        ---------          --------------         --------------             ----                   ----
     $26,794,371.06              358                   360                8.3575853177%         8.0975853177%
     $44,636,663.40              359                   360                7.8211436793%         7.5611436793%

(vi) there are no partial prepayments on the Mortgage Loans and prepayments are computed after giving effect to scheduled payments received on the following day, (vii) the Mortgage Loans prepay at the indicated constant percentages of applicable Prepayment Assumption, (viii) the date of issuance for the Securities is April 29, 1997, (ix) cash distributions are received by the Securityholders on the 25th day of each month when due and (x) the Monthly Payments for each Mortgage Loan are computed based upon its unpaid Scheduled Principal Balance, Note Rate and remaining term such that the Mortgage Loan will fully amortize on its maturity date (collectively, the "Modeling Assumptions").

         Any discrepancy between the actual characteristics of the Mortgage Loans and the characteristics of the Mortgage Loans set forth above may affect the percentages of the initial Security Principal Balances set forth in the tables and the weighted average lives of the Offered Securities. In addition, to the extent that the characteristics of the Mortgage Loans differ and the initial Security Principal Balances differ from those assumed in preparing the tables in Appendices A and B, the outstanding Security Principal Balance of any Class of Offered Securities may be reduced to zero earlier or later than indicated by such tables.

         Variations in actual prepayment experience may increase or decrease the percentages of the original outstanding Security Principal Balances and the weighted average lives shown in the tables in Appendices A and B. Such variations may occur even if the average prepayment experience of all the Mortgage Loans equals the indicated percentage of the applicable Prepayment Assumption. There is no assurance, however, that prepayment of the Mortgage Loans will conform to any given percentage of the applicable Prepayment Assumption. Based on the foregoing assumptions, the tables indicate the projected weighted average lives of the Offered Securities and set forth the percentages of the initial outstanding Securities Principal Balance of each such Class of Offered Securities that would be outstanding after each of the dates shown at various constant percentages of the Basic Prepayment Assumption.


           YIELD CONSIDERATIONS WITH RESPECT TO THE STRIP SECURITIES,
            INVERSE FLOATER SECURITIES AND PRINCIPAL ONLY SECURITIES

         The yield to investors in the LIBOR Securities will be sensitive to fluctuations in LIBOR. The yield to maturity on the Inverse Floater Securities will be extremely sensitive to fluctuations in LIBOR, and the Pass- Through Rates on such Securities will vary inversely with LIBOR. Changes in LIBOR may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR. Conversely, higher prevailing mortgage interest rates (which would be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR.

         The yields to maturity on the Strip Securities and Principal Only Securities will be extremely sensitive to the level of both the timing of and overall rate of receipt of prepayments on the Mortgage Loans in the related Mortgage Loan Group. The interest payable to the Class FXS Securities is based on the weighted average of the Stripped Interest Rates of the Group I Premium Rate Mortgage Loans. The interest payable to the Class S Securities is based on the weighted average of the Stripped Interest Rates of the Group II Premium Rate Mortgage Loans. Therefore the yield to maturity on the Strip Securities will generally decrease as a result of faster than expected prepayments on the Group I or Group II Premium Rate Mortgage Loans. Prospective investors should fully consider the risks associated with an investment in the Strip Securities, including the possibility that if the rate of prepayments on the Mortgage Loans in the related Mortgage Loan Group is rapid, such investors may not fully recoup their initial investments. Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Discount Mortgage Loans, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of Group I Discount Mortgage Loans. Because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Discount Mortgage Loans, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of Group II Discount Mortgage Loans. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are in part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected prepayments with respect to the Strip Securities may occur at the same time as slower than expected prepayments with respect to the Principal Only Securities.

         To illustrate the significance of different rates of prepayment and, in the case of the Inverse Floater Securities, different levels of LIBOR, on the distributions on the Strip Securities, Principal Only Securities and Inverse Floater Securities, the following tables indicate the approximate pre-tax yields to maturity (on a corporate bond equivalent basis) under the different percentages of the Basic Prepayment Assumption or Alternative Prepayment Assumption indicated and, with respect to the Inverse Floater Securities, different levels of LIBOR. Because the rate of distribution of interest on the Strip Securities and the Inverse Floater Securities and the rate of distribution of principal on the Principal Only Securities will be directly related to the actual amortization (including prepayments) of the Mortgage Loans, which will include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the pre-tax yields to maturity on the Strip, Inverse Floater and Principal Only Securities are likely to differ from those shown in the following tables even if all the Mortgage Loans prepay at the indicated constant percentages of the applicable Prepayment Assumption and the weighted average remaining terms to maturity of the Mortgage Loans are as assumed and, for the Inverse Floater Securities, LIBOR, remains at the levels assumed. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Securities may result in yields to maturity being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performances underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields to maturity in varying prepayment scenarios and, for the Inverse Floater Securities, different levels of LIBOR.

         In addition, it is highly unlikely that the Mortgage Loans will prepay at a constant level of Prepayment Assumption until maturity or that all of such Mortgage Loans will prepay at the same rate or, for the Inverse Floater Securities, that the levels of LIBOR will remain constant.

         The timing of changes to the rate of prepayments or rate of LIBOR may significantly affect the actual yield to maturity to an investor, even if the average rate of prepayments or average rate of LIBOR is consistent with an investor's expectation. In general, the earlier a payment of principal on the Mortgage Loans in the related Mortgage Loan Group or change in LIBOR, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield to maturity of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities or changes in the level of LIBOR, as applicable, occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities will not be equally offset by a subsequent like reduction (or increase) in the rate of prepayments or level of LIBOR.

         In addition, the yield to maturity on the Strip and Inverse Floater Securities may be adversely affected if an optional termination of the Trust occurs. In addition, in the event of very high prepayments of Group II Mortgage Loans and the reduction of the Security Principal Balance of the Class A Securities to zero, subject to certain limitations set forth herein, all principal (after giving effect to the distribution of the Class P Securities) of the Group II Mortgage Loans will be distributed to the Class FXA Securities, and therefore, may adversely affect the yield of the Inverse Floater Securities.

         The tables set forth below are based on the Modeling Assumptions described under "Certain Yield and Repayment Considerations -- Weighted Average Life" and assume further that (i) the Securities are purchased at prices (which include accrued interest in the case of the Strip Securities) equal to those set forth in the tables and (ii) in the case of the Inverse Floater Securities, on the LIBOR Determination Date in May 1997 and on each LIBOR Determination Date thereafter, the applicable LIBOR will be the Inverse Floater Securityholders will receive 30 days of interest at their respective initial Pass-Through Rates. There can be no assurance that the Mortgage Loans will have the assumed characteristics, will prepay at any of the rates shown herein, that the purchase prices of the Securities will be as assumed or that the pre-tax yields to maturity will correspond to any of the pre-tax yields shown herein, that for, the Inverse Floater Securities that the rate of LIBOR will correspond to the levels shown herein, or that the purchase prices of the Inverse Floater Securities will be as assumed. The actual prices to be paid on the Strip, Inverse Floater and Principal Only Securities have not been determined and will be dependent on the characteristics of the Mortgage Pool as ultimately constituted. In addition to any other factors an investor may deem material, each investor must make its own decision as to the appropriate prepayment assumptions to be used and, in the case of the Inverse Floater Securities, the appropriate rates of LIBOR to be assumed in deciding whether or not to purchase a Class of Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE CLASS FXS SECURITIES TO PREPAYMENTS AT A
                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                           100%       150%        200%        235%        250%         300%     500%
-----------------------------------------------------------------------------------------------------------------
$3,081,486.......................      19.51%     16.92%      14.31%      12.47%      11.68%       9.02%   -1.85%


              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                            50%        75%         90%        100%        150%         175%     200%
-----------------------------------------------------------------------------------------------------------------
$3,081,486.......................      16.28%     11.98%       9.35%       7.59%      -1.51%      -6.22%  -11.06%

On the basis of a CPR of approximately 466% of the Basic Prepayment Assumption, or a CPR of approximately 141% of the Alternative Prepayment Assumption, in each case with a purchase price of $3,081,486, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class FXS Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class FXS Securities would not fully recoup the initial purchase price of such Securities.


                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                 OF THE CLASS S SECURITIES TO PREPAYMENTS AT A
                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                           100%       150%        200%        235%        250%         300%     500%
-----------------------------------------------------------------------------------------------------------------
$439,863.........................      15.43%     12.74%      10.03%       8.12%       7.29%       4.52%   -6.86%

                                      S-73

On the basis of a CPR of approximately 380% of the Basic Prepayment Assumption, a purchase price of $439,863, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class S Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class S Securities would not fully recoup the initial purchase price of such Securities.


                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE CLASS FXP SECURITIES TO PREPAYMENTS AT A
                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                           100%       150%        200%        235%        250%         300%     500%
-----------------------------------------------------------------------------------------------------------------
$50,462..........................       4.64%      5.93%       7.25%       8.17%       8.56%       9.85%   14.65%


              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                            50%        75%         90%        100%        150%         175%     200%
-----------------------------------------------------------------------------------------------------------------
$50,462..........................       6.01%      8.28%       9.72%      10.70%      15.77%      18.38%   21.05%


                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                 OF THE CLASS P SECURITIES TO PREPAYMENTS AT A
                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION


-----------------------------------------------------------------------------------------------------------------
ASSUMED PRICE                           100%       150%        200%        235%        250%         300%     500%
-----------------------------------------------------------------------------------------------------------------
$707,025.........................       4.13%      5.26%       6.42%       7.24%       7.59%       8.73%   13.00%

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE INVERSE FLOATER SECURITIES TO PREPAYMENTS
                AND LIBOR AT AN ASSUMED PURCHASE PRICE OF 5.00%
                       OF THE CLASS FXA-9 NOTIONAL AMOUNT

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
LIBOR                                   100%       150%        200%        235%        250%         300%     500%
-----------------------------------------------------------------------------------------------------------------
7.50%............................      -4.00%    -11.95%     -21.89%     -29.78%     -33.01%     -42.73%  -71.71%
6.50%............................      20.81%     14.65%       7.90%       2.83%       0.67%      -6.29%  -30.01%
5.50%............................      45.25%     39.90%      34.37%      30.38%      28.66%      22.98%    2.17%
4.50%............................      70.46%     65.65%      60.75%      57.27%      55.77%      50.80%   31.84%
3.50%............................      96.58%     92.15%      87.64%      84.47%      83.10%      78.55%   60.84%


              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

-----------------------------------------------------------------------------------------------------------------
LIBOR                                    50%        75%         90%        100%        150%         175%     200%
-----------------------------------------------------------------------------------------------------------------
7.50%............................     -12.26%    -29.93%     -41.99%     -49.37%     -81.10%     -94.80% -107.28%
6.50%............................      11.87%     -1.32%     -10.27%     -16.20%     -44.45%     -57.72%  -70.33%
5.50%............................      35.16%     23.34%      15.60%      10.32%     -16.09%     -29.02%  -41.58%
4.50%............................      59.41%     47.99%      40.72%      35.74%      10.33%      -2.40%  -14.94%
3.50%............................      84.69%     73.35%      66.23%      61.38%      36.41%      23.75%   11.17%

         The pre-tax yields to maturity set forth in the preceding tables were calculated by determining the monthly discount rates (whether positive or negative) which, when applied to the assumed streams of cash flows to be paid on the Strip, Inverse Floater and Principal Only Securities, would cause the discounted present values of such assumed streams of cash flows to equal the assumed purchase price, including accrued interest, where applicable. These monthly discount rates were converted to corporate bond equivalent rates, which are higher than the monthly discount rates because they are based on semiannual compounding. These yields to maturity do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Strip, Inverse Floater or Principal Only Securities and thus do not reflect the return on any investment in the Strip, Inverse Floater or Principal Only Securities when any reinvestment rates other than the discount rates are considered.

         There are no historical prepayment data available for the Mortgage Pool, and comparable data are not available because the Mortgage Loans do not constitute a representative sample of mortgage loans generally. In addition, historical data available with respect to mortgage loans underlying mortgage pass-through certificates issued by the GNMA, FNMA and FHLMC may not be comparable to prepayments expected to be experienced by the Mortgage Pool because the Mortgage Loans may have characteristics which differ from the mortgage loans underlying certificates issued by GNMA, FNMA and FHLMC.

         The Seller makes no representation that the Mortgage Loans will prepay in the manner or at any of the rates assumed above. Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase any of the Securities. Since the rate of principal payments (including prepayments) with respect to, and repurchases of, the Mortgage Loans will significantly affect the yields to maturity on the Offered Securities, prospective investors are urged to consult their investment advisors as to both the anticipated rate of future principal payments (including prepayments) on the Mortgage Loans and the suitability of the Securities to their investment objectives.


                        POOLING AND SERVICING AGREEMENT

General

         The Securities will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Securities. References to the "Trust Agreement" or the "Servicing Agreement" in the Prospectus shall be deemed to mean the "Pooling and Servicing Agreement" in this Prospectus Supplement. The Offered Securities will be transferable and exchangeable at the Corporate Trust Office of the Trustee, which will serve as Security Registrar and Paying Agent. The Trustee will provide a prospective or actual Securityholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the Corporate Trust Office of the Trustee at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126.

Assignment of Mortgage Loans

         The Mortgage Loans will be assigned by the Seller to the Trustee pursuant to the terms of the Pooling and Servicing Agreement, together with all principal and interest due on the Mortgage Loans after the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Securities. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement which will specify with respect to each Mortgage Loan, among other things, the original principal balance, the principal balance as of the close of business on the Cut-off Date, the Monthly Payment, the maturity date and the Note Rate.

         As to each Mortgage Loan, the following documents are required to be delivered to the Trustee in accordance with the Pooling and Servicing Agreement:
(i) the original Mortgage Note endorsed "Pay to the order of The First National Bank of Chicago, as Trustee without recourse;" (ii) the original Mortgage with evidence of recording thereon, or a certified copy thereof; (iii) a duly executed original assignment of the Mortgage in recordable form to "The First National Bank of Chicago, as Trustee;" (iv) originals or certified copies of all recorded intervening assignments of Mortgage; (v) the original or a certified copy of the policy of title insurance, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company; (vi) originals, or certified copies, of each assumption, extension, modification, written assurance or substitution agreements, if applicable; and (vii) evidence of any primary mortgage insurance policy. The assignments to the Trustee in connection with each Mortgage Loan are required to be submitted for recording promptly after the Closing Date.

         Pursuant to the terms of the Pooling and Servicing Agreement, if the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the Closing Date, the Loan Seller will, promptly upon receipt of notice thereof and in any case not later than 180 days from the Closing Date, deliver such original documents, including original recorded documents, to the Trustee or its designee (unless the Loan Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Loan Seller will be required to deliver such documents to the Trustee, or its designee, within such time period as specified in an officer's certificate of the Trustee. The Pooling and Servicing Agreement provides that this procedure will be repeated until the documents have been received and delivered, and that the Loan Seller will continue to use its best efforts to effect delivery within 270 days of the Closing Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Loan Seller and the Seller will deliver any such document directly to the Trustee promptly upon receipt of any such document.

         The Trustee will review each Mortgage File within 90 days of the Closing Date, and if any such document is found to be defective in any material respect (after taking into account any time period specified above) and the Loan Seller does not cure such defect within 60 days of notice thereof from the Trustee, the Loan Seller will be obligated to purchase the related Mortgage Loan from the Trust within 90 days of such notice.

         Pursuant to the Pooling and Servicing Agreement, NAMC will make certain representations and warranties with respect to the Mortgage Loans. The representations and warranties made by NAMC, with respect to the Mortgage Loans differ but are similar in nature to the representations and warranties summarized in the Prospectus under the caption "Sale and Servicing of the Mortgage Loans -- Representations and Warranties." Upon discovery by the Seller, the Master Servicer, NAMC or the Trustee of a breach of any representation or warranty which materially and adversely affects the interests of the Securityholders in a Mortgage Loan, the party discovering such breach will give prompt written notice to the other parties. NAMC will have 90 days from its discovery or its receipt of such notice to cure such breach or repurchase the Mortgage Loan. NAMC will not have any right to substitute another mortgage loan for a Mortgage Loan as to which such a breach has occurred. See "The Loan Seller" herein.

         Neither the Seller, the Master Servicer (in its capacity as such), DLJMCI, the Underwriter, the Trustee, nor any of their respective affiliates will make any representations or warranties with respect to the Mortgage Loans, or have any obligation to purchase a Mortgage Loan if NAMC defaults on its obligation to repurchase a Mortgage Loan in connection with a breach of a representation and warranty or in connection with a defective document as described above, and no assurance can be given that NAMC will carry out such obligations with respect to such Mortgage Loans. Although the subordination described herein will not be available to support the Loan Seller's obligation to repurchase any Mortgage Loan, to the extent any such Mortgage Loan is not repurchased by NAMC, and losses occur on such Mortgage Loans, subordination with respect to such Mortgage Loans will be available to the extent provided herein. To the extent that the subordination is so utilized, such subordination will be depleted more quickly than if such Mortgage Loans had been repurchased by NAMC.

The Master Servicer

         NAMC will act as Master Servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement. For a description of NAMC see "The Loan Seller" herein. The Master Servicer has the right to resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement upon the appointment of a successor servicer and delivery to the Trustee of a letter from each Rating Agency that such resignation and appointment will not, in and of itself, result in a downgrading of the Securities. The Master Servicer may not assign its obligations and duties under the Pooling and Servicing Agreement.

         The following table sets forth certain information regarding the principal balance of one- to four-family residential mortgage loans included in the Master Servicer's servicing portfolio:

                                                                                                                Three Months
                                                           Year Ended December 31                              Ended March 31,
                                           -------------------------------------------------------      --------------------------
                                                  1994              1995              1996                          1997
                                                        (in millions except "Number of Loans" and "Average Loan Size")
Servicing Portfolio
 Beginning Portfolio                               $17,276           $14,836           $14,109                      $13,293
Add:
         Loans Originated                            9,755             7,496             9,473                        2,009
Deduct:
         Sale of Servicing Rights                    9,853             6,679             8,246                        2,250
         Loans Transferred Out(1)                      191                 9                 1                            0
         Run-off(2)                                  2,151             1,535             2,042                          554
                                                    ------
         Ending Portfolio(3)(4)                    $14,836           $14,109           $13,293                      $12,498
                                                    ======            ======            ======                       ======
         Number of Loans                           151,847           143,317           136,815                      128,148
         Average Loan Size                         $98,000           $98,000           $97,000                      $98,000

------------------
(1) Loans transferred out represent termination of servicing under agreements with investors. For 1996, loans transferred out were $.725 million.

(2) Run-off refers to regular amortization of loans, prepayments and foreclosures.

(3) Does not include servicing rights of $2.6 million, $2.1 billion and $1.2 billion for the years ended December 31, 1996, 1995 and 1994, respectively, which were sold but were being sub-serviced by the Master Servicer prior to transfer.

(4) Does not include $.3 million, $.3 million and $3 million for the years ended December 31, 1996, 1995 and 1994, respectively, of mortgage loans which the Master Servicer serviced under sub-servicing contracts with other companies that had primary servicing responsibility.

         At December 31, 1996, the Master Servicer's loan servicing portfolio totaled $13.3 billion, excluding servicing rights sold and sub- serviced by the Master Servicer prior to transfer.

         The following table sets forth certain information regarding the Master Servicer's delinquency statistics for its one- to-four family residential mortgage servicing portfolio for the periods presented:

                                                    As of December 31,
                                   1994                      1995                      1996              As of March 31, 1997
                                        Percent of                   Percent of                  Percent of               Percent of
                           Number        Servicing      Number        Servicing     Number        Servicing     Number     Servicing
                          of Loans       Portfolio     of Loans       Portfolio    of Loans       Portfolio    of Loans    Portfolio
Loan delinquent for:
  30-59 days                2,287          1.41%         3,015          1.84%        3,248            2.06%      2,837        1.83%
  60-89 days                  497          0.31            611          0.37           735            0.47         659        0.43
90 days and over              635          0.39            669          0.42           604            0.38         654        0.42
                              ---
Total delinquencies         3,419          2.10          4,295          2.63         4,587            2.91       4,150        2.68
Foreclosures pending          537          0.33            705          0.43         1,061            0.67       1,060        0.69
                              ---
Total                       3,956          2.43%         5,000          3.06%        5,648            3.58%      5,210        3.37%
                            =====

         *Includes the $2.6 billion, $2.1 billion and $1.2 billion for the years ended December 31, 1996, 1995 and 1994, respectively, of loan servicing rights sold to others but temporarily being sub-serviced by the Master Servicer prior to transfer.

         There can be no assurance that the delinquency experience of the Mortgage Loans will correspond to the delinquency experience of the Master Servicer's servicing portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Master Servicer's servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans will depend on the results obtained over the life of the Mortgage Pool. The Master Servicer's servicing portfolio includes mortgage loans with a variety of payment and other characteristics (including geographic location) which are not necessarily representative of the payment and other characteristics of the Mortgage Loans. The Master Servicer's servicing portfolio includes mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the Mortgage Loans.

         It also should be noted that if the residential real estate market should experience a decline in property values, the actual rates of delinquency and foreclosure could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquency, bankruptcy and foreclosure with respect to the Mortgage Pool.

Servicing and Other Compensation and Payment of Expenses

         The servicing fee (the "Servicing Fee") in respect of each Mortgage Loan will be payable at a rate (the "Servicing Fee Rate") equal to 0.25% per annum on the outstanding principal balance of each Mortgage Loan and out of the interest payments on such Mortgage Loan. The Master Servicer is entitled to retain as additional servicing compensation all ancillary fees, including without limitation, all assumption fees, reconveyance fees, prepayment fees and late fees to the extent such fees are collected from mortgagors and are in excess of any other amounts due and payable with respect to the related Mortgage Loan, and any interest or other income earned on funds held in the Custodial Account. Under the terms of the Pooling and Servicing Agreement, the Master Servicer may also be entitled to additional servicing compensation in the form of excess proceeds following disposition of property in connection with defaulted Mortgage Loans and as otherwise specified therein. It is not anticipated that the Master Servicer will enter into any subservicing arrangements with respect to the Mortgage Loans.

         The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement, including possibly, among other things without limitation, the payment of the fees and expenses of the Trustee and independent accountants, subservicing and other related compensation payable to any subservicer, payment of insurance policy premiums and the cost of credit support, if any, payment of expenses incurred in enforcing the obligations of others, and in the preparation of reports to Securityholders. Certain of these expenses may be reimbursable pursuant to the terms of the Pooling and Servicing Agreement from Liquidation Proceeds and the proceeds of insurance policies, and in the case of enforcement of the obligations of others, from any recoveries in excess of amounts due with respect to the related Mortgage Loans or from specific recoveries of costs.

         The Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the Trust will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Master Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Mortgage Loan which would be distributable to Securityholders. In addition, the Master Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Mortgage Loan, such right of reimbursement being prior to the rights of the Securityholders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other forms of credit support. The Master Servicer is also entitled to reimbursement from the Security Account and the Custodial Account for Advances.

         The rights of the Master Servicer to receive funds from the Security Account or the Custodial Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Securityholders.

Voting Rights

         Certain actions specified in the Prospectus that may be taken by holders of Securities evidencing a specified percentage of all undivided interests in the Trust may be taken by holders of Securities entitled in the aggregate to such percentage of the Voting Rights. Ninety-six percent of all Voting Rights will be allocated among all holders of the Securities (other than the Strip Securities and Class FXA-9 Securities and the Residual Securities) in proportion to their then outstanding Security Principal Balances, 3% of all Voting Rights will be allocated among the holders of the Classes of Strip Securities and Class FXA-9 Securities (pro rata, based upon their applicable Notional Amounts) in proportion to the Percentage Interests evidenced by their respective Securities, and 0.50% of all Voting Rights will be allocated to each Class of Residual Securities in proportion to their initial respective Security Principal Balance. The percentage ownership of a Holder of a Floater or Class FXA-9 Security is the percentage of the related Notional Amount of such Class evidenced by such Security. The Pooling and Servicing Agreement will be subject to amendment without the consent of the holders of the Securities in certain circumstances.

Events of Default

         Events of default ("Events of Default") under the Pooling and Servicing Agreement will consist of: (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders any required payment (other than any Advance) which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Pooling and Servicing Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller, and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations; and (iv) any failure of the Master Servicer to make any Advance as required under the terms of the Pooling and Servicing Agreement as and when due.

Rights Upon Event of Default

         So long as an Event of Default under the Pooling and Servicing Agreement as described in clauses (i), (ii) and (iii) of the preceding paragraph remains unremedied, the Seller or the Trustee may, and at the direction of holders of Securities evidencing not less than 51% of the Voting Rights shall, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer, in its capacity as master servicer, under the Pooling and Servicing Agreement and in and to the Trust. If an Event of Default under the Pooling and Servicing Agreement as described in clause (iv) of the preceding paragraph shall occur, the Trustee will, by notice to the Master Servicer and the Seller, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Trust; provided, however, that if the Trustee determines that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. Upon receipt by the Master Servicer of any such written notice, all authority and power of the Master Servicer under the Pooling and Servicing Agreement will pass to and be vested in the Trustee, and the Trustee will be authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact, or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination. Upon receipt by the Master Servicer of notice of termination, the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling, it may, or if it is unable or if the holders of Securities evidencing not less than 51% of the Voting Rights request in writing, it shall, appoint or petition a court of competent jurisdiction for the appointment of a FNMA- or FHLMC-approved mortgage loan servicing institution, with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Master Servicer under the Pooling and Servicing Agreement. In addition, holders of Securities evidencing at least 66% of the Voting Rights of Securities affected by an Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to the Master Servicer's obligation to make Advances may be waived only by all of the holders of Securities affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non-consenting Securityholder.

         No Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect to the Pooling and Servicing Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities evidencing at least 25% of Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Limitation on Resignation of the Master Servicer

         The Master Servicer may resign from its obligations and duties under the Pooling and Servicing Agreement only if such resignation, and the appointment of a successor, will not result in a downgrading of the ratings assigned to any Class of Securities, or upon a determination that its duties under the Pooling and Servicing Agreement are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's responsibilities, liabilities, obligations and duties under the Pooling and Servicing Agreement. Any proposed successor Master Servicer must be an established mortgage loan servicing institution, must be reasonably acceptable to the Trustee, must be acceptable to each Rating Agency for purposes of maintaining its then-current ratings of the Securities, and must comply with any further requirements of a successor Master Servicer under the Pooling and Servicing Agreement.

Termination

         The obligations created by the Pooling and Servicing Agreement will terminate upon payment to the Securityholders of all amounts held in the Custodial Accounts required to be paid to the Securityholders pursuant to such Pooling and Servicing Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Master Servicer when the aggregate principal balance of the Mortgage Loans equals 5% or less of the aggregate principal balance as of the Cut-off Date, pursuant to a provision of the Agreement giving the Master Servicer the right to do so. Written notice of termination of the Pooling and Servicing Agreement will be given to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each outstanding Mortgage Loan other than one as to which a property was acquired in connection with a default thereunder as of the day of such repurchase plus accrued interest thereon at the Net Rate to the first day of the month of such repurchase, plus (b) the appraised value of any property acquired in respect of any defaulted Mortgage Loan (but not more than the unpaid principal balance of that Mortgage Loan together with accrued interest at the applicable Net Rate to the first day of the month of such repurchase) less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, plus (c) the amount of any Servicing Advances and any other amounts to be reimbursed to the Master Servicer or the Trustee under the terms of the Pooling and Servicing Agreement. The exercise of the right to purchase the assets of the Trust as set forth in clause (ii) of the preceding paragraph will effect early retirement of the Securities.

The Trustee

         The First National Bank of Chicago will be the Trustee under the Pooling and Servicing Agreement. The Seller and the Master Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. Offered Securities may be surrendered at the Corporate Trust Office of the Trustee located at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126 or at such other addresses as the Trustee may designate from time to time by notice to the Securityholders, the Seller and the Master Servicer.

         The Trustee is eligible to serve as such under the Pooling and Servicing Agreement only if it is a corporation or banking association organized and doing business under the laws of the United States or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority and has combined capital and surplus of at least $50,000,000.

         The Trustee may, upon written notice to the Master Servicer, the Seller and all Securityholders, resign at any time, in which event the Master Servicer will be obligated to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted appointment within 60 days after giving such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. Any such successor Trustee must be approved by each Rating Agency. The Trustee may also be removed at any time (i) by the Master Servicer, if the Trustee ceases to be eligible to continue as such as described above or if the Trustee becomes insolvent or (ii) by holders of Securities evidencing at least 51% of the Voting Rights. Any removal or resignation of the Trustee and appointment of a successor Trustee as described above will not become effective until acceptance of appointment by the successor Trustee.


                           SPECIAL TAX CONSIDERATIONS

Residual Securityholders

         The Class R and Class RP Securities, which represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after-tax return. Accordingly, prospective investors are urged to consult their own tax advisers and consider the after-tax effect of ownership of a Residual Security and the suitability of the Residual Securities to their investment objectives.

         Holders of Class R and Class RP Securities will be treated as owners of the "residual interest" in the Issuing REMIC and the Pooling REMIC, respectively, for federal income tax purposes. Accordingly, Residual Securityholders will not be treated as holders of debt instruments for such purposes, and their taxable income will not be computed with reference to the stated interest or amortization of premium on the Residual Securities, but rather will be computed as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of Residual Securities" in the Prospectus. Taxable income to Residual Securityholders may exceed principal and interest distributions received by such Securityholders with respect to their Residual Securities for the corresponding period, which would result in a highly negative after-tax return for such period. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of Residual Securities -- Taxation of REMIC Securityholders" in the Prospectus. Consequently, such Securityholders should have other sources of funds sufficient to pay any federal or state income taxes due as a result of ownership of the Residual Securities.

         The Issuing REMIC and the Pooling REMIC may generate income, a portion of which will be treated as "excess inclusion" income. Excess inclusion income
(a) is taxable to a tax-exempt Class R or Class RP Securityholder, respectively, as unrelated business taxable income ("UBTI"), (b) in the case of foreign holders, is subject to withholding tax at a rate of 30% (regardless of any statutory of treaty exemptions or rate reduction that otherwise would apply), and (c) generally cannot be offset by any net operating losses or current deductions of Residual Securityholders. Furthermore, Residual Securityholders who are individuals, estates or trusts may be subject to limitations on the deductibility of administrative expenses of the Issuing REMIC or Pooling REMIC, as applicable, for purposes of determining their taxable income and alternative minimum taxable income. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors" in the Prospectus.

         Prospective purchasers of Residual Securities should be aware that the REMIC Regulations provide that the transfer of noneconomic residual interests to United States persons may be disregarded for federal income tax purposes if any significant purpose of the transfer was to impede the assessment and collection of tax. For purposes of those Regulations, a residual interest is considered to be a noneconomic residual interest if, at the time of transfer, either (a) the present value of the expected distributions is less than the present value of the expected tax on the excess inclusions or (b) the transferee is not to receive cash distributions at or after the time that tax accrues on the anticipated excess inclusions in an amount sufficient to pay the accrued tax. See "Certain Federal Income Tax Consequences -- REMIC Securityholders -- Taxation of Residual Securityholders -- Limitations on Offset or Exemption of REMIC Income" in the Prospectus. If a transfer of a Residual Security is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the Issuing REMIC or the Pooling REMIC, as applicable. A significant purpose to impede the assessment or collection of tax will exist if the transferor fails to establish that it neither knew nor should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of such REMIC. See "Certain Federal Income Tax Consequences -- REMIC Securityholders -- Taxation of Residual Securityholders -- Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the Prospectus. It is expected that the Class R Securities would be treated as noneconomic residual interests for purposes of the REMIC Regulations on the Closing Date. Each Class R Securityholder considering the transfer of such Security to a United States person (i.e., a citizen or resident of the United States, a domestic corporation, partnership, estate or trust) should consult with its tax advisor to determine whether (a) the Class R Security to be transferred would be considered to be a noneconomic residual interest at the time of the transfer thereof and (b) any significant purpose of the transfer is to impede the collection and assessment of tax within the meaning of the REMIC Regulations.

         The REMIC Regulations also provide that the transfer of a residual interest to a foreign person will be disregarded if the residual interest has tax avoidance potential (is a "TAPRI") and the income derived from the residual interest is not effectively connected with the conduct of a United States trade or business. A Residual Security will be deemed to have tax avoidance potential under the REMIC Regulations unless, at the time of the transfer, the transferor reasonably expects that the applicable REMIC will distribute to the transferee amounts that are sufficient to pay the tax on the excess inclusion accruing during each calendar year with respect to the related residual interest not later than the close of the calendar year following the calendar year of accrual. Moreover, if a foreign person transfers a Residual Security to a United States person and otherwise would avoid withholding tax on accrued excess inclusion income, the transfer will be disregarded for tax purposes and distributions with respect to the Residual Security will continue to be subject to 30% withholding as though the foreign person still owned the Residual Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities" in the Prospectus. It is expected that the Class R Securities would be treated as TAPRIs for purposes of the REMIC Regulations on the Closing Date. A Class R Securityholder should consult with its tax counsel, before transferring a Residual Security to a foreign person, to determine whether the Class R Security would be considered a TAPRI under the REMIC Regulations at the time of the proposed transfer. A transferee that is a foreign person will be required to deliver to the Trustee certain certifications (and to satisfy certain other conditions) in connection with the transfer of a Residual Security.

         Under section 166 of the Code, both corporate Holders of the Offered Subordinate Securities and noncorporate Holders that acquire such Securities in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Offered Subordinate Securities become wholly or partially worthless as the result of one or more Realized Losses. However, a noncorporate Holder that does not acquire an Offered Subordinate Security in connection with its trade or business will not be entitled to deduct a loss under Code section 166 until its Offered Subordinate Security becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero), and the loss will be characterized as a short-term capital loss.

         Each Holder of an Offered Subordinate Security will be required to accrue interest and original issue discount income ("Current Income") with respect to such Security without giving effect to any reduction in distributions attributable to a default or delinquency on the Mortgage Loans until a related Realized Loss is allocated to such Security or until such earlier time as it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of Current Income reported in any period by the Holder of an Offered Subordinate Security could exceed significantly the amount of economic income actually realized by the Holder in such period. Although the Holder of an Offered Subordinate Security eventually will recognize a loss or a reduction in income attributable to previously included Current Income that, as the result of a Realized Loss, ultimately will not be realized, the law is unclear with respect to the timing of such loss or reduction in income. Accordingly,

Holders of the Offered Subordinate Securities should consult their own tax advisors with respect to the federal income tax consequences of Realized Losses on Current Income.

         The Trustee intends to adjust the accrual of Current Income on the Subordinate Securities in a manner that it believes to be appropriate to take account of Realized Losses. However, there can be no assurance that the Internal Revenue Service will not contend successfully that a different method of accounting for the effect of Realized Losses is correct and that such method will not have an adverse effect upon the Holders of the Offered Subordinate Securities.


        RESTRICTIONS ON PURCHASE AND TRANSFER OF THE RESIDUAL SECURITIES

         The Residual Securities are not offered for sale to any investor that is (a) a "disqualified organization" as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interests by Disqualified Organizations" in the Prospectus or (b) a Plan or a Plan Investor unless such Plan provides the Seller with a Benefit Plan Opinion, as defined below or, with respect to an insurance company, a representation letter.

         A Residual Security may not be transferred except in compliance with the restrictions on transfer set forth in the Pooling and Servicing Agreement. As a prerequisite to any such transfer, the proposed transferee must provide the Trustee with (a) a transferee affidavit and agreement to the effect that the transferee is not a disqualified organization or a Non-U.S. Person, (b) one or more investor representation letters to the effect that the transferee is not a Plan Investor described in or subject to the Plan Asset Regulations (as defined herein), and that the proposed transferee either is not an insurance company or is an insurance company and that none of the funds used by it in connection with its purchase of the Residual Securities will constitute "plan assets" as defined in the Plan Asset Regulations, (c) if the transferee is a Plan or a Plan Investor, a Benefit Plan Opinion, and (d) a certificate, signed by transferor, stating that the purpose of the proposed transfer is not to impede the assessment or collection of taxes, confirming its investigation of the transferee and absence of actual knowledge on the part of the transferor that the proposed transferee is a disqualified organization or a Non-U.S. Person. A "Benefit Plan Opinion" is an opinion of counsel satisfactory to the Trustee (and upon which the Trustee, the Master Servicer and the Seller are authorized to rely) generally to the effect that the proposed transfer will not (A) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (B) give rise to any fiduciary duty under ERISA on the part of the Seller, the Master Servicer or the Trustee or (C) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code. A "Non-U.S. Person" is a person other than (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (d) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more of the United States fiduciaries have the authority to control all substantial decisions of the trust. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may withhold registration of a proposed transfer if it has actual knowledge that the proposed transferee is a Non-U.S. Person or a disqualified organization. A transfer in violation of the restrictions set forth herein may subject a Residual Securityholder to taxation and the payment of certain fees to the Trustee. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interest by Disqualified Organizations" in the Prospectus.


                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") between FASI and Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter"), FASI has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from FASI, the Offered Securities.

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Securities is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of FASI's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Commission.

         The distribution of the Offered Securities by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The proceeds to FASI from the sale of the Offered Securities will be approximately $176,719,078, plus accrued interest at the weighted average of the Net Rates as of the Cut-off Date but before deducting expenses payable by FASI. The Underwriter may effect such transactions by selling its Securities to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Securities, the Underwriter may be deemed to have received compensation from FASI in the form of an underwriting discount. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Securities may be deemed to be underwriters and any profit on the resale of the Offered Securities positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreement provides that FASI will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify FASI, against certain civil liabilities under the Securities Act of 1933, or, in each case, contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Offered Securities will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity. The primary source of information available to investors concerning the Offered Securities will be the monthly statements discussed in the Prospectus under "The Trust Agreements -- Reports to Securityholders," which will include information as to the outstanding principal balance of the Offered Securities and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Securities will be available through any other source. In addition, FASI is not aware of any source through which price information about the Offered Securities will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Securities may adversely affect the liquidity of the Offered Securities, even if a secondary market for the Offered Securities becomes available.


                                USE OF PROCEEDS

         The Seller will apply the net proceeds from the sale of the Offered Securities against the purchase price of the Mortgage Loans.


                                 LEGAL OPINIONS

         Certain legal matters relating to the Securities will be passed upon for the Seller by Hunton & Williams, Richmond, Virginia and for the Underwriter by Cadwalader, Wickersham & Taft, New York, New York.


                                    RATINGS

         It is a condition to the issuance of the Offered Securities that each Class of Class FXA Securities (other than the Class FXA-9 Securities), the Residual Securities and Class A Securities, be rated "AAA" by the Rating Agencies, that the Strip Securities, Principal Only Securities, and Class FXA-9 Securities be rated "AAA" by DCR and Fitch and "AAAr" by S&P, that the Class B-1 Securities be rated not lower than "AA" by DCR, that the Class B-2 Securities be rated not lower than "A" by DCR and that the Class B-3 Securities be rated not lower than "BBB" by DCR.

         Publications of S&P indicate that it assigns a rating of "AAA" to securities for which "the capacity to pay interest and repay principal is extremely strong." In addition, S&P assigns the additional rating of "r" to highlight classes of securities that it believes may experience high volatility or a variability in expected returns due to noncredit risks; however, the absence of an "r" symbol should not be taken as a indication that a class will exhibit no volatility or variability in total return.

         Publications of DCR indicates that it assigns a rating of (i) "AAA" to securities that are of the "highest credit quality" where "risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt;"
(ii) "AA" to securities that are of "high credit quality" where "protection factors are strong" and "risk is modest but may vary slightly from time to time because of economic conditions;" (iii) "A" to securities where the "protection factors are average but adequate, but are more variable and greater in periods of economic stress;" and (iv) "BBB" to securities where there are "below average protection factors but are still considered sufficient for prudent investment," but where there is "considerable variability in risk during economic cycles." The ratings assigned by DCR to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which they are entitled under the transaction structure. DCR's ratings reflect its analysis of the riskiness of the mortgage loans and its analysis of the structure of the transaction as set forth in the operative documents. DCR's ratings do not address the effect on the certificates' yield attributable to prepayments or recoveries on the underlying mortgages. Further, in the case of the Strip Securities and the Inverse Floater Securities, the rating does not address whether investors will recoup their initial investment.

         Publications of Fitch indicate that it assigns a rating of "AAA" to securities that are "of the highest credit quality" where "the obligor has an exceptionally strong ability to pay interest and repay principal."

         The ratings assigned to the Residual Securities do not assess the likelihood of return to investors in the Residual Securities, except to the extent of the nominal initial principal amount of such Class and interest thereon at the applicable Pass-Through Rate.

         The Seller has not requested ratings on the Offered Securities by any rating agency other than Fitch, S&P and DCR. However, there can be no assurance as to whether any other rating agency will rate the Offered Securities, or, if it does, what ratings would be assigned by such other rating agency. Ratings on the Offered Securities by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Securities by Fitch, S&P and DCR.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.


                                LEGAL INVESTMENT

         The Senior Securities and the Class B-1 Securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in at least the second highest rating category by any Rating Agency or another nationally recognized statistical rating organization.

         The Class B-2 and Class B-3 Securities will not constitute "mortgage related securities" for purposes of SMMEA, because those Classes are not rated in the two highest rating categories by a nationally recognized rating organization.

         Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission, or any other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Securities. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Council Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment practices (to the extent adopted by their respective federal regulators), which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in certain "high-risk" mortgage securities.

         Except as to the status of certain Classes of Offered Securities as "mortgage related securities," no representations are made as to the proper characterization of any Class of Offered Securities for legal investment, financial institution registry or other purposes, or as to the ability of particular investors to purchase any Class of Offered Securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Securities. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any Class of the Offered Securities, and, in particular, the Class B-1 Securities, constitutes a legal investment or is subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.


                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested (any of the foregoing a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of the Securities could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the Securities to be treated as plan assets for purposes of regulations of the Department of Labor set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). Although certain exceptions from the application of the prohibited transaction rules and the Plan Asset Regulations exist, there can be no assurance that any such exception will apply with respect to the acquisition of a Security. See "ERISA Considerations" in the Prospectus.

         Sections 406 and 407 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (i) a Plan that is subject to ERISA and any party in interest or disqualified person with respect to the Plan and (ii) plan assets. The Plan Asset Regulations define "plan assets" to include not only securities (such as the Securities) held by a Plan but also the underlying assets of the issuer of any equity securities (the "Look-Through Rule"), unless one or more exceptions specified in the regulations are satisfied. The Offered Securities will be treated as equity securities for purposes of the Plan Asset Regulations. Based on the information available to the Underwriter at the time of the printing of the Prospectus, there can be no assurance that any exception specified in the Plan Asset Regulations will apply to the initial or any subsequent purchases of the Offered Securities. See "ERISA Considerations" in the Prospectus.

         The U.S. Department of Labor has granted an administrative exemption to DLJ (Prohibited Transaction Exemption 90-83, 55 Fed. Reg. 50, 250 (December 5,
1990), referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations and that meet the conditions and requirements of the Exemption. The Exemption may apply to the purchase, holding and resale of a Senior Security by a Plan Investor, provided that the specified conditions are met. For the Exemption to apply to an acquisition of a Senior Security by a Plan, among other things, the Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; the Securities must be acquired by the Plan on terms (including the price paid for the Securities) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party; and the compensation paid to and retained by the

Underwriter in connection with the distribution of the Offered Securities and by any servicer for its services under the applicable servicing agreement must be reasonable and the amounts to be retained by the Seller in connection with the sale of the Mortgage Loans to the Trust must not exceed the fair market value of the Mortgage Loans. Prospective investors should be aware, however, that even if the conditions specified in the Exemption are met, the scope of the relief provided by the Exemption might not cover all acts that might be construed as prohibited transactions. Before purchasing Senior Securities, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions to application of the Exemption or any other exemptions (including Prohibited Transaction Class Exemption 83-1) would be met.

         The Holders of the Residual Securities will be required to report on their federal income tax returns any net income or loss of the related REMIC and may experience a highly negative after-tax return. Accordingly, the Residual Securities may not be suitable for Plan Investors. Special restrictions apply to the purchase and transfer of the Residual Securities. See "Restrictions on Purchase and Transfer of the Residual Securities" herein.

         In addition, because the Subordinate Securities are subordinated securities, they will not satisfy the requirements of the Exemption. As a result, the purchase or holding of any of the Subordinate Securities by a Plan Investor may constitute a non-exempt prohibited transaction and result in the imposition of excise taxes or penalties. Accordingly, the Subordinate Securities may not be transferred to a Plan Investor unless the Plan Investor provides the Trustee with a Benefit Plan Opinion as defined in "ERISA Considerations" in the Prospectus. A Plan Investor that is an insurance company may, in lieu of a Benefit Plan Opinion, deliver to the Trustee a representation letter stating, among other things, that (i) the source of funds used to purchase the Subordinate Securities is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (ii) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition,
(iii) the purchase of the Securities is not part of an agreement, arrangement, or understanding designed to benefit a party in interest, and (iv) the conditions of the Exemption (except for the conditions stated in Section II(A)(2) and (3) thereof) are met. Each purchaser of a Subordinate Security, by virtue of such purchaser's receipt of such Security, will be deemed to have represented that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or, in the case of an insurance company, a representation letter. See "ERISA Considerations" in the Prospectus.

         The sale of Offered Securities to a Plan is in no respect a representation by the Seller or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                 INDEX OF TERMS

1996-1997 Flood States.........................................................................................S-26
1996-1997 Floods  .............................................................................................S-26
Advances          .............................................................................................S-13
Available Distribution.........................................................................................S-49
Bankruptcy Coverage............................................................................................S-64
Beneficial Owner  ........................................................................................S-9, S-48
Benefit Plan Opinion...........................................................................................S-84
Cede              ..............................................................................................S-5
Class A Liquidation Amount.....................................................................................S-59
Class A Percentage.............................................................................................S-59
Class A Prepayment Percentage..................................................................................S-60
Class A Principal Distribution Amount..........................................................................S-59
Class A Securities..............................................................................................S-1
Class A-4 Liquidation Amount...................................................................................S-59
Class A-4 Percentage...........................................................................................S-59
Class A-4 Prepayment Percentage................................................................................S-60
Class A-4 Principal Distribution Amount........................................................................S-59
Class B Loan Group Component Balance...........................................................................S-60
Class FX Securities.............................................................................................S-1
Class FXA Liquidation Amount...................................................................................S-57
Class FXA Percentage...........................................................................................S-57
Class FXA Prepayment Percentage................................................................................S-60
Class FXA Principal Distribution Amount........................................................................S-57
Class FXA Securities............................................................................................S-1
Class FXA-2 Liquidation Amount.................................................................................S-58
Class FXA-2 Percentage.........................................................................................S-57
Class FXA-2 Prepayment Percentage..............................................................................S-60
Class FXA-2 Principal Distribution Amount......................................................................S-57
Class FXA-9 Notional Amount....................................................................................S-12
Class FXP Fraction.............................................................................................S-56
Class FXP Principal Distribution Amount........................................................................S-58
Class FXS Notional Amount................................................................................S-12, S-53
Class II Securities.............................................................................................S-1
Class P Fraction  .............................................................................................S-58
Class P Principal Distribution Amount..........................................................................S-58
Class S Notional Amount..................................................................................S-12, S-54
Closing Date      ..............................................................................................S-2
CLTV              .............................................................................................S-42
Code              .............................................................................................S-19
Compensating Interest..........................................................................................S-54
CPR               .............................................................................................S-70
Credit Support Depletion Date..................................................................................S-53
Current Flood States...........................................................................................S-26
Current Floods    .............................................................................................S-26
Custodial Account .............................................................................................S-47
Cut-off Date      ..............................................................................................S-2
DCR               ........................................................................................S-4, S-22
Debt Service Reductions........................................................................................S-65
Distribution Date ...................................................................................S-3, S-7, S-47
DLJMCI            .........................................................................................S-2, S-7
DTC               ..............................................................................................S-9
Due Period        ..............................................................................................S-8
ERISA             .............................................................................................S-21
Events of Default .............................................................................................S-80

                                     S-89

Excess Bankruptcy Losses.......................................................................................S-64
Excess Fraud Losses............................................................................................S-63
Excess Special Hazard Losses...................................................................................S-63
Exemption         .............................................................................................S-87
Extraordinary Losses...........................................................................................S-65
FASI              .........................................................................................S-2, S-7
FICO Scores       .............................................................................................S-44
Final Scheduled Distribution Date..............................................................................S-22
Floater Securities..............................................................................................S-1
Floods            .............................................................................................S-26
Fraud Coverage    .............................................................................................S-63
Gold Flex Program .......................................................................................S-27, S-42
Group I           ........................................................................................S-2, S-27
Group I Discount Mortgage Loan.................................................................................S-56
Group I Mortgage Loans....................................................................................S-2, S-27
Group I Premium Rate Mortgage Loans............................................................................S-12
Group II          ........................................................................................S-2, S-27
Group II Discount Mortgage Loan................................................................................S-58
Group II Mortgage Loans...................................................................................S-2, S-27
Group II Premium Rate Mortgage Loans...........................................................................S-12
Interest Accrual Period........................................................................................S-53
Inverse Floater Securities......................................................................................S-1
Issuing REMIC     ........................................................................................S-4, S-18
LIBOR             .............................................................................................S-54
LIBOR Determination Date.......................................................................................S-54
LIBOR Securities  ..............................................................................................S-1
Liquidation Principal..........................................................................................S-57
Loan Sale Agreement............................................................................................S-27
Loan Seller       ...................................................................................S-2, S-7, S-46
Loan-to-Value Ratio at origination.............................................................................S-29
Lockout Securities..............................................................................................S-1
Look-Through Rule .............................................................................................S-87
Master Servicer   .........................................................................................S-2, S-7
Modeling Assumptions...........................................................................................S-71
Monthly Payment   ..............................................................................................S-9
Moody's           .............................................................................................S-22
Mortgage Loan Group.............................................................................................S-2
Mortgage Loans    ...................................................................................S-2, S-9, S-27
Mortgage Pool     .........................................................................................S-2, S-9
Mortgage related securities........................................................................S-23, S-86, S-87
Mortgaged Premises........................................................................................S-9, S-27
NAMC              ........................................................................................S-7, S-46
NAMIS             .............................................................................................S-47
NERDs             .............................................................................................S-20
No Ratio          .......................................................................................S-43, S-44
Non-U.S. Person   .............................................................................................S-84
Notional Amount   .............................................................................................S-12
Offered Securities..............................................................................................S-1
Overcollateralized Group.......................................................................................S-61
Parity Price      .............................................................................................S-67
Plan              .......................................................................................S-21, S-87
Plan Asset Regulations.........................................................................................S-87
Plan assets       .......................................................................................S-84, S-87
Plan Investor     ..............................................................................................S-4
PMI               .............................................................................................S-44
Pooling REMIC     ........................................................................................S-4, S-18

                                      S-90

Prepayment Period ..............................................................................................S-8
Principal Only Securities.......................................................................................S-1
Principal Payment Amount.......................................................................................S-59
Principal Prepayment Amount....................................................................................S-59
Pro Rata Allocation............................................................................................S-64
Prohibited Transaction Provisions..............................................................................S-21
PTCE 95-60        .............................................................................................S-88
Purchase Agreements............................................................................................S-27
Rating Agencies   ..............................................................................................S-4
Real estate assets.............................................................................................S-19
Real estate mortgage investment conduits........................................................................S-4
Record Date       ..............................................................................................S-8
Reference Banks   .............................................................................................S-55
REITs             .............................................................................................S-19
REMIC             ........................................................................................S-4, S-18
REMIC Regulations .............................................................................................S-20
Residual Securities.............................................................................................S-1
Rules             .............................................................................................S-48
S&P               ..............................................................................................S-4
Securities        ..............................................................................................S-1
Security Principal Balance.....................................................................................S-10
Seller            .........................................................................................S-2, S-7
Senior Securities ..............................................................................................S-1
Servicing Fee     .............................................................................................S-79
Servicing Fee Rate........................................................................................S-7, S-79
SMMEA             ..................................................................................S-4, S-23, S-86
Special Hazard Coverage........................................................................................S-63
Step Down Percentage...........................................................................................S-61
Strip Securities  ..............................................................................................S-1
Stripped Interest Rate.............................................................................S-12, S-53, S-54
Subordinate Liquidation Amount.................................................................................S-62
Subordinate Percentage.........................................................................................S-62
Subordinate Prepayment Percentage..............................................................................S-62
Subordinate Principal Distribution Amount......................................................................S-61
Subordinate Securities..........................................................................................S-1
Subordination Level............................................................................................S-52
TAPRI             .............................................................................................S-83
TAPRIs            .............................................................................................S-20
Thirty-Day Delinquent Mortgage Loans.....................................................................S-10, S-27
Trust             ..............................................................................................S-2
UBTI              .......................................................................................S-20, S-82
Undercollateralized Group......................................................................................S-61
Underwriter       ........................................................................................S-4, S-84
Underwriting Agreement.........................................................................................S-84

                                   APPENDIX A

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-1 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          93          91          89          87          86           84       74
April 25, 1999                          79          71          62          57          54           46       14
April 25, 2000                          60          43          28          17          12            0        0
April 25, 2001                          41          18           0           0           0            0        0
April 25, 2002                          23           0           0           0           0            0        0
April 25, 2003                           8           0           0           0           0            0        0
April 25, 2004                           0           0           0           0           0            0        0
April 25, 2005                           0           0           0           0           0            0        0
April 25, 2006                           0           0           0           0           0            0        0
April 25, 2007                           0           0           0           0           0            0        0
April 25, 2008                           0           0           0           0           0            0        0
April 25, 2009                           0           0           0           0           0            0        0
April 25, 2010                           0           0           0           0           0            0        0
April 25, 2011                           0           0           0           0           0            0        0
April 25, 2012                           0           0           0           0           0            0        0
April 25, 2013                           0           0           0           0           0            0        0
April 25, 2014                           0           0           0           0           0            0        0
April 25, 2015                           0           0           0           0           0            0        0
April 25, 2016                           0           0           0           0           0            0        0
April 25, 2017                           0           0           0           0           0            0        0
April 25, 2018                           0           0           0           0           0            0        0
April 25, 2019                           0           0           0           0           0            0        0
April 25, 2020                           0           0           0           0           0            0        0
April 25, 2021                           0           0           0           0           0            0        0
April 25, 2022                           0           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0

Weighted Average Life in Years*        3.6         2.8         2.3         2.1         2.0          1.8      1.4

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-2 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          99          99          99          99          99           99       99
April 25, 1999                          98          98          98          98          98           98       98
April 25, 2000                          98          98          98          98          98           98       98
April 25, 2001                          97          97          97          97          97           97       97
April 25, 2002                          96          96          96          96          96           96       96
April 25, 2003                          93          92          91          90          90           89       61
April 25, 2004                          89          87          85          84          83           81       38
April 25, 2005                          85          81          78          76          74           71       24
April 25, 2006                          79          74          69          66          64           60       15
April 25, 2007                          73          66          60          56          54           48       11
April 25, 2008                          68          59          52          47          45           39        7
April 25, 2009                          62          53          44          39          37           31        5
April 25, 2010                          57          47          38          33          31           25        3
April 25, 2011                          52          41          33          28          26           20        2
April 25, 2012                          48          37          28          23          21           16        2
April 25, 2013                          43          32          24          19          17           12        1
April 25, 2014                          39          28          20          16          14           10        1
April 25, 2015                          35          24          17          13          11            8        *
April 25, 2016                          31          21          14          11           9            6        *
April 25, 2017                          28          18          12           9           7            5        *
April 25, 2018                          24          15          10           7           6            4        *
April 25, 2019                          21          13           8           5           5            3        *
April 25, 2020                          18          11           6           4           4            2        *
April 25, 2021                          15           9           5           3           3            1        *
April 25, 2022                          12           7           4           2           2            1        *
April 25, 2023                          10           5           3           2           1            1        *
April 25, 2024                           7           4           2           1           1            *        *
April 25, 2025                           4           2           1           1           1            *        *
April 25, 2026                           2           1           *           *           *            *        *
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      15.4        13.7        12.4        11.7        11.5         10.7      7.1

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-3 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100           96        0
April 25, 2001                         100         100          93          67          56           22        0
April 25, 2002                         100          90          44          13           1            0        0
April 25, 2003                         100          57           6           0           0            0        0
April 25, 2004                          91          28           0           0           0            0        0
April 25, 2005                          69           5           0           0           0            0        0
April 25, 2006                          51           0           0           0           0            0        0
April 25, 2007                          35           0           0           0           0            0        0
April 25, 2008                          20           0           0           0           0            0        0
April 25, 2009                           6           0           0           0           0            0        0
April 25, 2010                           0           0           0           0           0            0        0
April 25, 2011                           0           0           0           0           0            0        0
April 25, 2012                           0           0           0           0           0            0        0
April 25, 2013                           0           0           0           0           0            0        0
April 25, 2014                           0           0           0           0           0            0        0
April 25, 2015                           0           0           0           0           0            0        0
April 25, 2016                           0           0           0           0           0            0        0
April 25, 2017                           0           0           0           0           0            0        0
April 25, 2018                           0           0           0           0           0            0        0
April 25, 2019                           0           0           0           0           0            0        0
April 25, 2020                           0           0           0           0           0            0        0
April 25, 2021                           0           0           0           0           0            0        0
April 25, 2022                           0           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*        9.3         6.3         5.0         4.4         4.2          3.6      2.6

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-4 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100       99
April 25, 2001                         100         100         100         100         100          100        7
April 25, 2002                         100         100         100         100         100           62        0
April 25, 2003                         100         100         100          74          61           22        0
April 25, 2004                         100         100          75          43          30            0        0
April 25, 2005                         100         100          51          21           9            0        0
April 25, 2006                         100          86          34           5           0            0        0
April 25, 2007                         100          70          22           0           0            0        0
April 25, 2008                         100          57          11           0           0            0        0
April 25, 2009                         100          44           1           0           0            0        0
April 25, 2010                          93          33           0           0           0            0        0
April 25, 2011                          80          22           0           0           0            0        0
April 25, 2012                          68          13           0           0           0            0        0
April 25, 2013                          56           4           0           0           0            0        0
April 25, 2014                          45           0           0           0           0            0        0
April 25, 2015                          35           0           0           0           0            0        0
April 25, 2016                          25           0           0           0           0            0        0
April 25, 2017                          16           0           0           0           0            0        0
April 25, 2018                           7           0           0           0           0            0        0
April 25, 2019                           0           0           0           0           0            0        0
April 25, 2020                           0           0           0           0           0            0        0
April 25, 2021                           0           0           0           0           0            0        0
April 25, 2022                           0           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*       16.8        11.8         8.5         7.0         6.5          5.4      3.5

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-5 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100      100
April 25, 2001                         100         100         100         100         100          100      100
April 25, 2002                         100         100         100         100         100          100        0
April 25, 2003                         100         100         100         100         100          100        0
April 25, 2004                         100         100         100         100         100           76        0
April 25, 2005                         100         100         100         100         100           14        0
April 25, 2006                         100         100         100         100          82            0        0
April 25, 2007                         100         100         100          85          52            0        0
April 25, 2008                         100         100         100          56          27            0        0
April 25, 2009                         100         100         100          32           6            0        0
April 25, 2010                         100         100          76          11           0            0        0
April 25, 2011                         100         100          51           0           0            0        0
April 25, 2012                         100         100          29           0           0            0        0
April 25, 2013                         100         100          10           0           0            0        0
April 25, 2014                         100          89           0           0           0            0        0
April 25, 2015                         100          64           0           0           0            0        0
April 25, 2016                         100          42           0           0           0            0        0
April 25, 2017                         100          23           0           0           0            0        0
April 25, 2018                         100           4           0           0           0            0        0
April 25, 2019                          93           0           0           0           0            0        0
April 25, 2020                          65           0           0           0           0            0        0
April 25, 2021                          39           0           0           0           0            0        0
April 25, 2022                          13           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*       23.6        18.8        14.2        11.4        10.2          7.5      4.3

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-6 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100      100
April 25, 2001                         100         100         100         100         100          100      100
April 25, 2002                         100         100         100         100         100          100        0
April 25, 2003                         100         100         100         100         100          100        0
April 25, 2004                         100         100         100         100         100          100        0
April 25, 2005                         100         100         100         100         100          100        0
April 25, 2006                         100         100         100         100         100           75        0
April 25, 2007                         100         100         100         100         100           55        0
April 25, 2008                         100         100         100         100         100           40        0
April 25, 2009                         100         100         100         100         100           27        0
April 25, 2010                         100         100         100         100          85           16        0
April 25, 2011                         100         100         100          91          66            8        0
April 25, 2012                         100         100         100          72          50            1        0
April 25, 2013                         100         100         100          55          37            0        0
April 25, 2014                         100         100          92          41          25            0        0
April 25, 2015                         100         100          73          29          16            0        0
April 25, 2016                         100         100          57          19           8            0        0
April 25, 2017                         100         100          43          11           2            0        0
April 25, 2018                         100         100          31           4           0            0        0
April 25, 2019                         100          85          20           0           0            0        0
April 25, 2020                         100          66          11           0           0            0        0
April 25, 2021                         100          48           3           0           0            0        0
April 25, 2022                         100          33           0           0           0            0        0
April 25, 2023                          86          19           0           0           0            0        0
April 25, 2024                          56           6           0           0           0            0        0
April 25, 2025                          27           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*       27.3        24.1        19.9        16.8        15.4         10.8      4.7

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                             CLASS FXA-7 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100      100
April 25, 2001                         100         100         100         100         100          100      100
April 25, 2002                         100         100         100         100         100          100       17
April 25, 2003                         100         100         100         100         100          100        0
April 25, 2004                         100         100         100         100         100          100        0
April 25, 2005                         100         100         100         100         100          100        0
April 25, 2006                         100         100         100         100         100          100        0
April 25, 2007                         100         100         100         100         100          100        0
April 25, 2008                         100         100         100         100         100          100        0
April 25, 2009                         100         100         100         100         100          100        0
April 25, 2010                         100         100         100         100         100          100        0
April 25, 2011                         100         100         100         100         100          100        0
April 25, 2012                         100         100         100         100         100          100        0
April 25, 2013                         100         100         100         100         100           83        0
April 25, 2014                         100         100         100         100         100           66        0
April 25, 2015                         100         100         100         100         100           51        0
April 25, 2016                         100         100         100         100         100           40        0
April 25, 2017                         100         100         100         100         100           31        0
April 25, 2018                         100         100         100         100          84           24        0
April 25, 2019                         100         100         100          91          66           18        0
April 25, 2020                         100         100         100          71          51           13        0
April 25, 2021                         100         100         100          54          39           10        0
April 25, 2022                         100         100          87          40          28            7        0
April 25, 2023                         100         100          63          29          20            5        0
April 25, 2024                         100         100          43          19          13            3        0
April 25, 2025                         100          77          26          11           8            2        0
April 25, 2026                          98          35          11           5           3            1        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*       29.5        28.7        26.9        24.8        23.7         19.1      5.0

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

              PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE AND
               CLASS FXA-9 NOTIONAL AMOUNT OUTSTANDING AT VARIOUS
                 PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                        CLASS FXA-8 AND FXA-9 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          96          94          93          92          91           90       84
April 25, 1999                          87          82          77          73          72           67       47
April 25, 2000                          75          65          55          49          46           37       16
April 25, 2001                          64          49          37          31          29           21        1
April 25, 2002                          53          36          26          19          16           10        0
April 25, 2003                          43          29          17          12          10            3        0
April 25, 2004                          36          22          12           7           5            0        0
April 25, 2005                          31          17           8           3           1            0        0
April 25, 2006                          27          14           5           1           0            0        0
April 25, 2007                          24          11           3           0           0            0        0
April 25, 2008                          20           9           2           0           0            0        0
April 25, 2009                          17           7           *           0           0            0        0
April 25, 2010                          15           5           0           0           0            0        0
April 25, 2011                          13           4           0           0           0            0        0
April 25, 2012                          11           2           0           0           0            0        0
April 25, 2013                           9           1           0           0           0            0        0
April 25, 2014                           7           0           0           0           0            0        0
April 25, 2015                           6           0           0           0           0            0        0
April 25, 2016                           4           0           0           0           0            0        0
April 25, 2017                           2           0           0           0           0            0        0
April 25, 2018                           1           0           0           0           0            0        0
April 25, 2019                           0           0           0           0           0            0        0
April 25, 2020                           0           0           0           0           0            0        0
April 25, 2021                           0           0           0           0           0            0        0
April 25, 2022                           0           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**       6.9         5.0         3.9         3.4         3.2          2.8      2.0

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance (or Class FXA-9 Notional Amount, as applicable) by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance (or Class FXA-9 Notional Amount, as applicable) of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS FXP SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          98          97          96          96          95           95       92
April 25, 1999                          93          90          88          86          85           83       73
April 25, 2000                          87          82          77          73          72           68       51
April 25, 2001                          81          73          67          62          61           55       35
April 25, 2002                          75          66          58          53          51           44       24
April 25, 2003                          69          59          50          45          43           36       17
April 25, 2004                          64          53          44          38          36           29       12
April 25, 2005                          59          48          38          32          30           23        8
April 25, 2006                          55          43          33          27          25           19        6
April 25, 2007                          51          38          28          23          21           15        4
April 25, 2008                          46          34          24          19          17           12        3
April 25, 2009                          43          30          21          16          14           10        2
April 25, 2010                          39          27          18          13          12            8        1
April 25, 2011                          36          23          15          11          10            6        1
April 25, 2012                          32          21          13           9           8            5        1
April 25, 2013                          29          18          11           8           7            4        *
April 25, 2014                          26          16           9           6           5            3        *
April 25, 2015                          24          14           8           5           4            2        *
April 25, 2016                          21          12           7           4           4            2        *
April 25, 2017                          19          10           5           3           3            1        *
April 25, 2018                          16           9           4           3           2            1        *
April 25, 2019                          14           7           4           2           2            1        *
April 25, 2020                          12           6           3           2           1            1        *
April 25, 2021                          10           5           2           1           1            *        *
April 25, 2022                           8           4           2           1           1            *        *
April 25, 2023                           6           3           1           1           1            *        *
April 25, 2024                           5           2           1           *           *            *        *
April 25, 2025                           3           1           1           *           *            *        *
April 25, 2026                           1           1           *           *           *            *        *
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      11.7         9.4         7.8         6.9         6.6          5.8      3.8

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-1 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          96          95          94          93          93           91       86
April 25, 1999                          89          85          81          78          76           72       56
April 25, 2000                          79          71          63          58          55           48       21
April 25, 2001                          70          58          48          40          37           28        0
April 25, 2002                          61          47          34          26          22           12        0
April 25, 2003                          54          38          24          15          11            1        0
April 25, 2004                          47          30          15           6           3            0        0
April 25, 2005                          41          23           9           *           0            0        0
April 25, 2006                          36          18           4           0           0            0        0
April 25, 2007                          31          14           1           0           0            0        0
April 25, 2008                          27          10           0           0           0            0        0
April 25, 2009                          23           7           0           0           0            0        0
April 25, 2010                          20           4           0           0           0            0        0
April 25, 2011                          16           1           0           0           0            0        0
April 25, 2012                          13           0           0           0           0            0        0
April 25, 2013                          10           0           0           0           0            0        0
April 25, 2014                           7           0           0           0           0            0        0
April 25, 2015                           4           0           0           0           0            0        0
April 25, 2016                           1           0           0           0           0            0        0
April 25, 2017                           0           0           0           0           0            0        0
April 25, 2018                           0           0           0           0           0            0        0
April 25, 2019                           0           0           0           0           0            0        0
April 25, 2020                           0           0           0           0           0            0        0
April 25, 2021                           0           0           0           0           0            0        0
April 25, 2022                           0           0           0           0           0            0        0
April 25, 2023                           0           0           0           0           0            0        0
April 25, 2024                           0           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years*        7.8         5.5         4.2         3.7         3.5          3.1      2.2

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-2 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100      100
April 25, 2001                         100         100         100         100         100          100       78
April 25, 2002                         100         100         100         100         100          100        0
April 25, 2003                         100         100         100         100         100          100        0
April 25, 2004                         100         100         100         100         100           56        0
April 25, 2005                         100         100         100         100          83           26        0
April 25, 2006                         100         100         100          77          59            9        0
April 25, 2007                         100         100         100          60          45            2        0
April 25, 2008                         100         100          86          46          32            0        0
April 25, 2009                         100         100          70          34          22            0        0
April 25, 2010                         100         100          56          24          13            0        0
April 25, 2011                         100         100          44          16           6            0        0
April 25, 2012                         100          89          33           8           *            0        0
April 25, 2013                         100          74          24           2           0            0        0
April 25, 2014                         100          61          16           0           0            0        0
April 25, 2015                         100          50           9           0           0            0        0
April 25, 2016                         100          39           3           0           0            0        0
April 25, 2017                          92          29           0           0           0            0        0
April 25, 2018                          77          20           0           0           0            0        0
April 25, 2019                          63          13           0           0           0            0        0
April 25, 2020                          49           5           0           0           0            0        0
April 25, 2021                          36           0           0           0           0            0        0
April 25, 2022                          24           0           0           0           0            0        0
April 25, 2023                          12           0           0           0           0            0        0
April 25, 2024                           1           0           0           0           0            0        0
April 25, 2025                           0           0           0           0           0            0        0
April 25, 2026                           0           0           0           0           0            0        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      23.1        18.3        13.9        11.2        10.2          7.5      4.3

------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-3 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                         100         100         100         100         100          100      100
April 25, 1999                         100         100         100         100         100          100      100
April 25, 2000                         100         100         100         100         100          100      100
April 25, 2001                         100         100         100         100         100          100      100
April 25, 2002                         100         100         100         100         100          100        0
April 25, 2003                         100         100         100         100         100          100        0
April 25, 2004                         100         100         100         100         100          100        0
April 25, 2005                         100         100         100         100         100          100        0
April 25, 2006                         100         100         100         100         100          100        0
April 25, 2007                         100         100         100         100         100          100        0
April 25, 2008                         100         100         100         100         100           86        0
April 25, 2009                         100         100         100         100         100           69        0
April 25, 2010                         100         100         100         100         100           55        0
April 25, 2011                         100         100         100         100         100           44        0
April 25, 2012                         100         100         100         100         100           35        0
April 25, 2013                         100         100         100         100          82           27        0
April 25, 2014                         100         100         100          88          67           22        0
April 25, 2015                         100         100         100          72          54           17        0
April 25, 2016                         100         100         100          59          44           13        0
April 25, 2017                         100         100          90          47          35           10        0
April 25, 2018                         100         100          74          38          28            8        0
April 25, 2019                         100         100          60          30          22            6        0
April 25, 2020                         100         100          48          23          17            4        0
April 25, 2021                         100          96          37          18          13            3        0
April 25, 2022                         100          75          28          13           9            2        0
April 25, 2023                         100          57          20           9           6            2        0
April 25, 2024                         100          40          14           6           4            1        0
April 25, 2025                          67          25           8           4           2            1        0
April 25, 2026                          31          11           4           2           1            *        0
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      28.5        26.6        23.4        20.6        19.4         14.6      4.9

------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-4 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          99          99          99          99          99           99       99
April 25, 1999                          98          98          98          98          98           98       98
April 25, 2000                          97          97          97          97          97           97       97
April 25, 2001                          96          96          96          96          96           96       96
April 25, 2002                          95          95          95          95          95           95       95
April 25, 2003                          92          91          90          90          89           88       60
April 25, 2004                          89          87          85          83          83           80       37
April 25, 2005                          84          80          77          75          74           70       23
April 25, 2006                          78          73          68          65          64           59       15
April 25, 2007                          72          65          59          55          53           47       10
April 25, 2008                          67          58          51          46          44           38        7
April 25, 2009                          61          52          44          39          37           30        5
April 25, 2010                          56          46          37          32          30           24        3
April 25, 2011                          51          41          32          27          25           19        2
April 25, 2012                          46          36          27          22          21           15        1
April 25, 2013                          42          31          23          19          17           12        1
April 25, 2014                          38          27          19          15          14           10        1
April 25, 2015                          34          24          16          13          11            7        *
April 25, 2016                          30          20          14          10           9            6        *
April 25, 2017                          27          17          11           8           7            4        *
April 25, 2018                          23          15           9           7           6            3        *
April 25, 2019                          20          12           7           5           4            3        *
April 25, 2020                          17          10           6           4           3            2        *
April 25, 2021                          14           8           5           3           3            1        *
April 25, 2022                          12           6           4           2           2            1        *
April 25, 2023                           9           5           3           2           1            1        *
April 25, 2024                           7           3           2           1           1            *        *
April 25, 2025                           4           2           1           1           *            *        *
April 25, 2026                           2           1           *           *           *            *        *
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      15.1        13.5        12.3        11.6        11.4         10.6      7.0

------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                               CLASS P SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          98          97          96          96          95           95       92
April 25, 1999                          93          90          88          86          85           83       73
April 25, 2000                          87          82          77          73          72           68       51
April 25, 2001                          80          73          67          62          61           55       35
April 25, 2002                          75          66          58          53          51           44       24
April 25, 2003                          69          59          50          45          43           36       17
April 25, 2004                          64          53          44          38          36           29       12
April 25, 2005                          59          48          38          32          30           23        8
April 25, 2006                          55          42          33          27          25           19        6
April 25, 2007                          50          38          28          23          21           15        4
April 25, 2008                          46          34          24          19          17           12        3
April 25, 2009                          43          30          21          16          14           10        2
April 25, 2010                          39          27          18          13          12            8        1
April 25, 2011                          36          23          15          11          10            6        1
April 25, 2012                          32          21          13           9           8            5        1
April 25, 2013                          29          18          11           8           7            4        *
April 25, 2014                          26          16           9           6           5            3        *
April 25, 2015                          24          14           8           5           4            2        *
April 25, 2016                          21          12           6           4           3            2        *
April 25, 2017                          19          10           5           3           3            1        *
April 25, 2018                          16           9           4           3           2            1        *
April 25, 2019                          14           7           4           2           2            1        *
April 25, 2020                          12           6           3           2           1            1        *
April 25, 2021                          10           5           2           1           1            *        *
April 25, 2022                           8           4           2           1           1            *        *
April 25, 2023                           6           3           1           1           1            *        *
April 25, 2024                           5           2           1           *           *            *        *
April 25, 2025                           3           1           *           *           *            *        *
April 25, 2026                           1           1           *           *           *            *        *
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      11.7         9.4         7.8         6.9         6.6          5.8      3.8

------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                       CLASS B-1, B-2 AND B-3 SECURITIES

DISTRIBUTION DATE                      100%        150%        200%        235%        250%         300%     500%
Initial Percentage                     100         100         100         100         100          100      100
April 25, 1998                          99          99          99          99          99           99       99
April 25, 1999                          98          98          98          98          98           98       98
April 25, 2000                          97          97          97          97          97           97       97
April 25, 2001                          96          96          96          96          96           96       96
April 25, 2002                          95          95          95          95          95           95       95
April 25, 2003                          92          92          91          90          90           89       85
April 25, 2004                          89          87          85          84          83           81       73
April 25, 2005                          84          81          78          75          74           71       58
April 25, 2006                          79          74          69          65          64           59       43
April 25, 2007                          73          66          60          55          53           48       29
April 25, 2008                          67          59          51          46          45           38       20
April 25, 2009                          62          52          44          39          37           31       14
April 25, 2010                          57          46          38          33          31           25        9
April 25, 2011                          52          41          32          27          25           20        6
April 25, 2012                          47          36          28          23          21           16        4
April 25, 2013                          43          32          23          19          17           12        3
April 25, 2014                          39          28          20          16          14           10        2
April 25, 2015                          35          24          17          13          11            8        1
April 25, 2016                          31          21          14          10           9            6        1
April 25, 2017                          27          18          12           8           7            5        1
April 25, 2018                          24          15           9           7           6            3        *
April 25, 2019                          21          13           8           5           5            3        *
April 25, 2020                          18          11           6           4           4            2        *
April 25, 2021                          15           8           5           3           3            1        *
April 25, 2022                          12           7           4           2           2            1        *
April 25, 2023                           9           5           3           2           1            1        *
April 25, 2024                           7           4           2           1           1            *        *
April 25, 2025                           4           2           1           1           1            *        *
April 25, 2026                           2           1           *           *           *            *        *
April 25, 2027                           0           0           0           0           0            0        0


Weighted Average Life in Years**      15.3        13.6        12.4        11.7        11.4         10.7      8.9

------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

                                   APPENDIX B

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-1 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                        80          71          66          62         44          35           26
April 25, 1999                        54          35          23          15          0           0            0
April 25, 2000                        31           2           0           0          0           0            0
April 25, 2001                         9           0           0           0          0           0            0
April 25, 2002                         0           0           0           0          0           0            0
April 25, 2003                         0           0           0           0          0           0            0
April 25, 2004                         0           0           0           0          0           0            0
April 25, 2005                         0           0           0           0          0           0            0
April 25, 2006                         0           0           0           0          0           0            0
April 25, 2007                         0           0           0           0          0           0            0
April 25, 2008                         0           0           0           0          0           0            0
April 25, 2009                         0           0           0           0          0           0            0
April 25, 2010                         0           0           0           0          0           0            0
April 25, 2011                         0           0           0           0          0           0            0
April 25, 2012                         0           0           0           0          0           0            0
April 25, 2013                         0           0           0           0          0           0            0
April 25, 2014                         0           0           0           0          0           0            0
April 25, 2015                         0           0           0           0          0           0            0
April 25, 2016                         0           0           0           0          0           0            0
April 25, 2017                         0           0           0           0          0           0            0
April 25, 2018                         0           0           0           0          0           0            0
April 25, 2019                         0           0           0           0          0           0            0
April 25, 2020                         0           0           0           0          0           0            0
April 25, 2021                         0           0           0           0          0           0            0
April 25, 2022                         0           0           0           0          0           0            0
April 25, 2023                         0           0           0           0          0           0            0
April 25, 2024                         0           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*               2.3         1.6         1.4         1.3        0.9         0.8          0.8

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-2 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                        99          99          99          99         99          99           99
April 25, 1999                        98          98          98          98         98          98           98
April 25, 2000                        98          98          98          98         98          98           98
April 25, 2001                        97          97          97          97         97          97           91
April 25, 2002                        96          96          96          96         96          76           52
April 25, 2003                        92          91          90          90         75          49           29
April 25, 2004                        88          85          84          83         53          31           15
April 25, 2005                        83          78          75          73         37          19            7
April 25, 2006                        76          69          65          63         27          13            4
April 25, 2007                        69          60          55          52         20           9            3
April 25, 2008                        62          52          46          43         15           6            2
April 25, 2009                        56          44          39          35         11           5            1
April 25, 2010                        50          38          32          29          8           3            1
April 25, 2011                        45          33          27          23          6           2            1
April 25, 2012                        40          28          22          19          5           2            *
April 25, 2013                        36          24          18          16          3           1            *
April 25, 2014                        31          20          15          13          2           1            *
April 25, 2015                        28          17          12          10          2           1            *
April 25, 2016                        24          14          10           8          1           *            *
April 25, 2017                        21          12           8           6          1           *            *
April 25, 2018                        18          10           7           5          1           *            *
April 25, 2019                        15           8           5           4          *           *            *
April 25, 2020                        13           6           4           3          *           *            *
April 25, 2021                        10           5           3           2          *           *            *
April 25, 2022                         8           4           2           2          *           *            *
April 25, 2023                         6           3           2           1          *           *            *
April 25, 2024                         5           2           1           1          *           *            *
April 25, 2025                         3           1           1           *          *           *            *
April 25, 2026                         1           *           *           *          *           *            *
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life**             14.2        12.4        11.6        11.2        8.1         6.7          5.5

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-3 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                       100         100         100         100        100         100          100
April 25, 1999                       100         100         100         100         62          31            1
April 25, 2000                       100         100          75          57          0           0            0
April 25, 2001                       100          53          19           0          0           0            0
April 25, 2002                        80           9           0           0          0           0            0
April 25, 2003                        51           0           0           0          0           0            0
April 25, 2004                        25           0           0           0          0           0            0
April 25, 2005                         4           0           0           0          0           0            0
April 25, 2006                         0           0           0           0          0           0            0
April 25, 2007                         0           0           0           0          0           0            0
April 25, 2008                         0           0           0           0          0           0            0
April 25, 2009                         0           0           0           0          0           0            0
April 25, 2010                         0           0           0           0          0           0            0
April 25, 2011                         0           0           0           0          0           0            0
April 25, 2012                         0           0           0           0          0           0            0
April 25, 2013                         0           0           0           0          0           0            0
April 25, 2014                         0           0           0           0          0           0            0
April 25, 2015                         0           0           0           0          0           0            0
April 25, 2016                         0           0           0           0          0           0            0
April 25, 2017                         0           0           0           0          0           0            0
April 25, 2018                         0           0           0           0          0           0            0
April 25, 2019                         0           0           0           0          0           0            0
April 25, 2020                         0           0           0           0          0           0            0
April 25, 2021                         0           0           0           0          0           0            0
April 25, 2022                         0           0           0           0          0           0            0
April 25, 2023                         0           0           0           0          0           0            0
April 25, 2024                         0           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*               6.2         4.1         3.5         3.2        2.2         1.9          1.7

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-4 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                       100         100         100         100        100         100          100
April 25, 1999                       100         100         100         100        100         100          100
April 25, 2000                       100         100         100         100         73          36            2
April 25, 2001                       100         100         100          98          5           0            0
April 25, 2002                       100         100          71          48          0           0            0
April 25, 2003                       100          76          37          15          0           0            0
April 25, 2004                       100          48          11           0          0           0            0
April 25, 2005                       100          28           0           0          0           0            0
April 25, 2006                        87          14           0           0          0           0            0
April 25, 2007                        73           5           0           0          0           0            0
April 25, 2008                        61           0           0           0          0           0            0
April 25, 2009                        49           0           0           0          0           0            0
April 25, 2010                        38           0           0           0          0           0            0
April 25, 2011                        28           0           0           0          0           0            0
April 25, 2012                        19           0           0           0          0           0            0
April 25, 2013                        10           0           0           0          0           0            0
April 25, 2014                         2           0           0           0          0           0            0
April 25, 2015                         0           0           0           0          0           0            0
April 25, 2016                         0           0           0           0          0           0            0
April 25, 2017                         0           0           0           0          0           0            0
April 25, 2018                         0           0           0           0          0           0            0
April 25, 2019                         0           0           0           0          0           0            0
April 25, 2020                         0           0           0           0          0           0            0
April 25, 2021                         0           0           0           0          0           0            0
April 25, 2022                         0           0           0           0          0           0            0
April 25, 2023                         0           0           0           0          0           0            0
April 25, 2024                         0           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*              12.2         7.3         5.8         5.1        3.4         2.9          2.5

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-5 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                       100         100         100         100        100         100          100
April 25, 1999                       100         100         100         100        100         100          100
April 25, 2000                       100         100         100         100        100         100          100
April 25, 2001                       100         100         100         100        100           0            0
April 25, 2002                       100         100         100         100          0           0            0
April 25, 2003                       100         100         100         100          0           0            0
April 25, 2004                       100         100         100          65          0           0            0
April 25, 2005                       100         100          78          11          0           0            0
April 25, 2006                       100         100          40           0          0           0            0
April 25, 2007                       100         100          18           0          0           0            0
April 25, 2008                       100          86           0           0          0           0            0
April 25, 2009                       100          61           0           0          0           0            0
April 25, 2010                       100          38           0           0          0           0            0
April 25, 2011                       100          19           0           0          0           0            0
April 25, 2012                       100           2           0           0          0           0            0
April 25, 2013                       100           0           0           0          0           0            0
April 25, 2014                       100           0           0           0          0           0            0
April 25, 2015                        83           0           0           0          0           0            0
April 25, 2016                        60           0           0           0          0           0            0
April 25, 2017                        40           0           0           0          0           0            0
April 25, 2018                        20           0           0           0          0           0            0
April 25, 2019                         2           0           0           0          0           0            0
April 25, 2020                         0           0           0           0          0           0            0
April 25, 2021                         0           0           0           0          0           0            0
April 25, 2022                         0           0           0           0          0           0            0
April 25, 2023                         0           0           0           0          0           0            0
April 25, 2024                         0           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*              19.6        12.6         8.9         7.3        4.4         3.7          3.2

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-6 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                       100         100         100         100        100         100          100
April 25, 1999                       100         100         100         100        100         100          100
April 25, 2000                       100         100         100         100        100         100          100
April 25, 2001                       100         100         100         100        100          86            0
April 25, 2002                       100         100         100         100         29           0            0
April 25, 2003                       100         100         100         100          0           0            0
April 25, 2004                       100         100         100         100          0           0            0
April 25, 2005                       100         100         100         100          0           0            0
April 25, 2006                       100         100         100          75          0           0            0
April 25, 2007                       100         100         100          58          0           0            0
April 25, 2008                       100         100          99          43          0           0            0
April 25, 2009                       100         100          79          31          0           0            0
April 25, 2010                       100         100          62          21          0           0            0
April 25, 2011                       100         100          47          13          0           0            0
April 25, 2012                       100         100          35           6          0           0            0
April 25, 2013                       100          83          25           0          0           0            0
April 25, 2014                       100          67          16           0          0           0            0
April 25, 2015                       100          52           8           0          0           0            0
April 25, 2016                       100          39           2           0          0           0            0
April 25, 2017                       100          28           0           0          0           0            0
April 25, 2018                       100          19           0           0          0           0            0
April 25, 2019                       100          11           0           0          0           0            0
April 25, 2020                        82           3           0           0          0           0            0
April 25, 2021                        63           0           0           0          0           0            0
April 25, 2022                        45           0           0           0          0           0            0
April 25, 2023                        28           0           0           0          0           0            0
April 25, 2024                        13           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*              24.8        18.5        14.2        11.0        4.9         4.2          3.6

---------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-7 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                       100         100         100         100        100         100          100
April 25, 1999                       100         100         100         100        100         100          100
April 25, 2000                       100         100         100         100        100         100          100
April 25, 2001                       100         100         100         100        100         100            0
April 25, 2002                       100         100         100         100        100           0            0
April 25, 2003                       100         100         100         100          0           0            0
April 25, 2004                       100         100         100         100          0           0            0
April 25, 2005                       100         100         100         100          0           0            0
April 25, 2006                       100         100         100         100          0           0            0
April 25, 2007                       100         100         100         100          0           0            0
April 25, 2008                       100         100         100         100          0           0            0
April 25, 2009                       100         100         100         100          0           0            0
April 25, 2010                       100         100         100         100          0           0            0
April 25, 2011                       100         100         100         100          0           0            0
April 25, 2012                       100         100         100         100          0           0            0
April 25, 2013                       100         100         100          99          0           0            0
April 25, 2014                       100         100         100          80          0           0            0
April 25, 2015                       100         100         100          64          0           0            0
April 25, 2016                       100         100         100          51          0           0            0
April 25, 2017                       100         100          88          41          0           0            0
April 25, 2018                       100         100          70          32          0           0            0
April 25, 2019                       100         100          55          25          0           0            0
April 25, 2020                       100         100          43          19          0           0            0
April 25, 2021                       100          89          33          14          0           0            0
April 25, 2022                       100          68          24          10          0           0            0
April 25, 2023                       100          50          17           7          0           0            0
April 25, 2024                       100          34          11           5          0           0            0
April 25, 2025                        96          20           7           3          0           0            0
April 25, 2026                        44           9           3           1          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life*              28.9        26.2        23.1        20.0        5.3         4.5          3.9

------------------
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

              PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE AND
               CLASS FXA-9 NOTIONAL AMOUNT OUTSTANDING AT VARIOUS
              PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                        CLASS FXA-8 AND FXA-9 SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                        88          82          79          77         66          60           54
April 25, 1999                        72          60          52          48         30          23           16
April 25, 2000                        57          40          33          29         12           6            *
April 25, 2001                        44          28          20          16          1           0            0
April 25, 2002                        34          18          11           8          0           0            0
April 25, 2003                        27          12           6           2          0           0            0
April 25, 2004                        22           8           2           0          0           0            0
April 25, 2005                        17           5           0           0          0           0            0
April 25, 2006                        14           2           0           0          0           0            0
April 25, 2007                        12           1           0           0          0           0            0
April 25, 2008                        10           0           0           0          0           0            0
April 25, 2009                         8           0           0           0          0           0            0
April 25, 2010                         6           0           0           0          0           0            0
April 25, 2011                         4           0           0           0          0           0            0
April 25, 2012                         3           0           0           0          0           0            0
April 25, 2013                         2           0           0           0          0           0            0
April 25, 2014                         *           0           0           0          0           0            0
April 25, 2015                         0           0           0           0          0           0            0
April 25, 2016                         0           0           0           0          0           0            0
April 25, 2017                         0           0           0           0          0           0            0
April 25, 2018                         0           0           0           0          0           0            0
April 25, 2019                         0           0           0           0          0           0            0
April 25, 2020                         0           0           0           0          0           0            0
April 25, 2021                         0           0           0           0          0           0            0
April 25, 2022                         0           0           0           0          0           0            0
April 25, 2023                         0           0           0           0          0           0            0
April 25, 2024                         0           0           0           0          0           0            0
April 25, 2025                         0           0           0           0          0           0            0
April 25, 2026                         0           0           0           0          0           0            0
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life**              4.7         3.1         2.6         2.3        1.6         1.4          1.2

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance (or Class FXA-9 Notional Amount, as applicable) by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance (or Class FXA-9 Notional Amount, as applicable) of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                              CLASS FXP SECURITIES

DISTRIBUTION DATE                     50%         75%         90%        100%       150%        175%         200%
Initial Percentage                   100         100         100         100        100         100          100
April 25, 1998                        94          91          89          88         83          80           77
April 25, 1999                        85          79          76          73         62          57           52
April 25, 2000                        78          69          64          61         47          41           35
April 25, 2001                        71          60          54          51         35          29           23
April 25, 2002                        64          52          46          42         26          21           16
April 25, 2003                        58          45          39          35         20          15           11
April 25, 2004                        53          39          33          29         15          10            7
April 25, 2005                        48          34          28          24         11           7            5
April 25, 2006                        43          29          23          20          8           5            3
April 25, 2007                        39          25          19          16          6           4            2
April 25, 2008                        35          22          16          13          5           3            1
April 25, 2009                        32          19          14          11          3           2            1
April 25, 2010                        28          16          11           9          3           1            1
April 25, 2011                        25          14           9           7          2           1            *
April 25, 2012                        22          12           8           6          1           1            *
April 25, 2013                        20          10           6           5          1           *            *
April 25, 2014                        18           8           5           4          1           *            *
April 25, 2015                        15           7           4           3          1           *            *
April 25, 2016                        13           6           3           2          *           *            *
April 25, 2017                        12           5           3           2          *           *            *
April 25, 2018                        10           4           2           2          *           *            *
April 25, 2019                         8           3           2           1          *           *            *
April 25, 2020                         7           3           1           1          *           *            *
April 25, 2021                         6           2           1           1          *           *            *
April 25, 2022                         5           2           1           *          *           *            *
April 25, 2023                         3           1           1           *          *           *            *
April 25, 2024                         2           1           *           *          *           *            *
April 25, 2025                         2           *           *           *          *           *            *
April 25, 2026                         1           *           *           *          *           *            *
April 25, 2027                         0           0           0           0          0           0            0

Weighted Average Life**              9.5         7.1         6.1         5.6        3.8         3.3          2.9

---------------------
*Indicates a number that is greater than zero but less than 0.5%.
**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.